UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

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SIRIUSPOINT LTD.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

WHO WE ARE

SiriusPoint is a global underwriter of insurance and reinsurance, headquartered in Bermuda. Our common shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “SPNT.” As of December 31, 2023, we had common shareholders’ equity of $2.3 billion, total capital of $3.3 billion and total assets of $12.9 billion. Our operating companies have a financial strength rating of A- (Stable) from AM Best, A- (Stable) from Standard & Poor's and A- (Stable) from Fitch. On March 22, 2023, Fitch Ratings revised our outlook from negative to stable and on November 9, 2023, Standard & Poor’s revised our outlook from negative to stable as both rating agencies highlighted improvement in underwriting performance. For more information, please visit www.siriuspt.com.

OUR PURPOSE • Providing security and resilience in an uncertain world	OUR VISION • Being a best-in-class insurer and re-insurer utilizing deep risk expertise to protect our customers. • Blending our talent, expertise, and data to provide intelligent risk solutions.

OUR VALUES

•     Integrity: Integrity, respect and trust are our core principles

•     Customer-Focused: Our customers are the reason we exist

•     Solutions Driven: Creating solutions is our mindset

•     Diversity: Diversity makes us stronger

•     Collaboration: Collaboration drives out-performance

Our 2024 Annual General Meeting

Dear Fellow Shareholders,

On behalf of the Board of Directors, it is my pleasure to invite you to attend the 2024 Annual General Meeting (the “Annual General Meeting”) of SiriusPoint Ltd. The meeting will be held in a virtual format on Monday, May 20, 2024, beginning at 10:00 a.m. (Atlantic Daylight Time). The meeting will be conducted via a live audio webcast at www.meetnow.global/MAHXJL7, where you will be able to vote electronically and submit questions during the meeting.

Your vote is important, and all shareholders are cordially invited to attend the Annual General Meeting virtually. Details are in the attached proxy statement. Whether or not you plan to attend the Annual General Meeting, you are encouraged to submit your proxy as soon as possible.

Our Board is deeply committed to the company, its shareholders, and enhancing shareholder value. We look forward to your participation at the Annual General Meeting. Thank you for your support of SiriusPoint Ltd.

Sincerely, /s/ SCOTT EGAN Chief Executive Officer & Director

April 9, 2024

Safe Harbor Statement Regarding Forward-Looking Statements

This letter and the accompanying proxy statement include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding future plans and profitability and environmental, social and governance plans and goals. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that forward-looking information is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this letter and the accompanying proxy statement. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “objective,” “seek,” “will,” “expect,” “intend,” “estimate,” “target,” “aim,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from our expectations due to a variety of known and unknown risks, uncertainties and other factors. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the risk factors listed in our most recent Annual Report on Form 10-K and subsequent periodic and current disclosures filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date made and we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information or otherwise.

SiriusPoint Ltd. | Point Building | 3 Waterloo Lane | Pembroke HM 08, Bermuda

1 (441) 542-3333 | siriuspt.com

NOTICE OF 2024 ANNUAL GENERAL MEETING OF SHAREHOLDERS OF SIRIUSPOINT LTD.

WHEN	VIRTUAL WEBCAST	RECORD DATE
Monday, May 20, 2024 10:00 a.m. Atlantic Daylight Time	Via live audio webcast at www.meetnow.global/MAHXJL7	Thursday, April 4, 2024

ITEMS OF BUSINESS		BOARD RECOMMENDATIONS
1	Election of four Class II director nominees named in this proxy statement for election to a 3-year term, expiring in 2027:	FOR	each nominee
● Bronek Masojada ● Daniel S. Loeb ● Mehdi A. Mahmud ● Jason Robart

2	Approval, by a non-binding advisory vote, of the executive compensation payable to the Company’s NEOs (Say-on-Pay)	FOR
3

Approval of:

(i) the appointment of PwC as our independent auditor, to serve until the Annual General Meeting to be held in 2025; and
(ii) the authorization of our Board of Directors, acting by the Audit Committee, to determine PwC’s remuneration

FOR

4	Transaction of any other business as may properly come before the Annual General Meeting and any adjournments or postponements thereof

Our audited financial statements as of and for the year ended December 31, 2023, as approved by our Board of Directors, will be presented at the 2024 Annual General Meeting, pursuant to the provisions of the Companies Act 1981 of Bermuda, as amended, and the Bye-laws of SiriusPoint Ltd. (the “Company,” “SiriusPoint,” “we,” “our” or “us”).

Shareholders of record at the close of business on April 4, 2024, are entitled to notice of and to vote at the Annual General Meeting and any adjournments or postponements thereof.

Even if you plan to attend the Annual General Meeting virtually, you are encouraged to submit your proxy as soon as possible. You may vote your shares by internet, telephone or mail pursuant to the instructions included in the proxy card or voting instruction form. If you attend the Annual General Meeting virtually and want to revoke your previously submitted proxy, you may do so as described in the accompanying proxy statement and vote during the meeting on all matters properly brought before the Annual General Meeting.

If you hold shares beneficially in street name, you may direct your vote in the manner prescribed by your broker, bank or other nominee or you may vote during the Annual General Meeting. Please refer to the voting instruction form included by your broker, bank or nominee.

NOTICE OF 2024 ANNUAL GENERAL MEETING OF SHAREHOLDERS OF SIRIUSPOINT LTD.

You can find detailed information regarding voting in the section entitled “General Information” in the accompanying proxy statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 20, 2024	By Order of the Board of Directors, /s/ LINDA S. LIN Chief Legal Officer and Corporate Secretary April 9, 2024 Pembroke, Bermuda
The Company’s notice of the Annual General Meeting, proxy statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2023, are available on: www.edocumentview.com/SPNT.

TABLE OF CONTENTS

1	PROXY SUMMARY
10	BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
10	PROPOSAL 1―ELECTION OF DIRECTORS
11	Board of Directors
11	Election and Classification of Directors
12	Board of Directors Following the Annual General Meeting
14	Information Regarding the Class I Director Nominees for Election to the Board
15	Continuing Directors
20	Corporate Governance Framework
24	Board Meetings and Director Attendance, Attendance at Annual General Meeting and Executive Sessions
25	Board Leadership Structure
26	Board and Board Committee Performance Evaluations
28	Board’s Primary Role and Responsibilities, Structure and Processes
29	Risk Management and Oversight
32	Committees of the Board of Directors
35	Committees of the Board of Directors―Post-Annual General Meeting
35	Sustainability Responsibility
38	Stakeholder Engagement
39	Director Nominating Process and Diversity
40	Outside Advisors
40	Committee Charters & Code of Business Conduct and Ethics
41	Compensation Committee Interlocks and Insider Participation
41	Certain Relationships and Related Party Transactions
45	Communications with the Board of Directors
46	Director Compensation
49	EXECUTIVE OFFICERS
52	EXECUTIVE COMPENSATION
52	PROPOSAL 2―ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION (SAY-ON-PAY)
53	Compensation Discussion and Analysis
75	Compensation Committee Report
76	Compensation Tables
91	CEO Pay Ratio Disclosure
92	Pay Versus Performance
98	PROPOSAL 3―APPOINTMENT OF INDEPENDENT AUDITOR & DETERMINE THE INDEPENDENT AUDITOR’S
99	Independent Registered Public Accounting Firm Fees
99	Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services
100	Report of the Audit Committee
102	STOCK OWNERSHIP INFORMATION
102	Security Ownership of Certain Beneficial Owners and Management
106	Delinquent Section 16(a) Reports
107	General Information
107	Questions and Answers
118	ADDITIONAL INFORMATION
118	Submitting Proxy Proposals and Director Nominations for the Next Annual General Meeting
121	Other Matters
122	Appendix A: Non-GAAP Measures

TABLE OF CONTENTS

PROXY SUMMARY

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information you should consider before voting. You should read the entire proxy statement carefully for a full understanding of the matters to be presented at the upcoming Annual General Meeting. Please note that information available on our website is not incorporated by reference into this proxy statement. We mailed a Notice of Internet Availability of Proxy Materials (the “Notice”) to each shareholder entitled to vote at the Annual General Meeting on or about April 9, 2024. The Notice contains instructions on how to access the proxy materials on the internet, how to vote online or by telephone and, if desired, how to receive a printed set of the proxy materials.

2024 ANNUAL GENERAL MEETING

WHEN	VIRTUAL WEBCAST	RECORD DATE
Monday, May 20, 2024 10:00 a.m., Atlantic Daylight Time	Via live audio webcast at www.meetnow.global/MAHXJL7	April 4, 2024

1	Election of four Class II director nominees named in this proxy statement for election to a 3-year term, expiring in 2027:	FOR each nominee	11

	• Bronek Masojada • Daniel S. Loeb • Mehdi A. Mahmud • Jason Robart

2	Approval, by a non-binding advisory vote, of the executive compensation payable to the Company’s NEOs (Say-on-Pay)	FOR	52
3	Approval of: (i) the appointment of PwC as our independent auditor, to serve until the Annual General Meeting to be held in 2025; and (ii) the authorization of our Board of Directors, acting by the Audit Committee, to determine PwC’s remuneration	FOR	98
4	Transaction of any other business as may properly come before the Annual General Meeting and any adjournments or postponements thereof	FOR	100

HOW TO VOTE

Your vote is important. Even if you plan to attend the meeting virtually, we encourage you to vote as soon as possible using one of the following methods. Have your proxy card or voting instruction form with the control number provided and follow the instructions.

	INTERNET	TELEPHONE	MOBILE DEVICE	MAIL	AT THE MEETING
Registered Holders (your shares are held directly with our transfer agent, Computershare)	envisionreports.com/SPNT 24/7	Within the United States and Canada, 1-800-652-VOTE (8683) (toll-free, 24/7)	Scan the QR code on page 115 of this Proxy Statement	Return a properly executed proxy card	Attend the Annual General Meeting virtually and cast your ballot

Beneficial Owners (holders in street name)	www.proxyvote.com 24/7	Within the United States and Canada, 1-800-454-8683 (toll-free, 24/7)	Scan the QR code on page 115 of this Proxy Statement	Return a properly executed voting instruction form, depending upon the method(s) your broker, bank or other nominee makes available	To attend the annual general meeting virtually, you will need proof of ownership and a legal proxy from your broker, bank or other nominee

ABOUT SIRIUSPOINT

We are a global underwriter of insurance and reinsurance, headquartered in Bermuda. Our common shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “SPNT.” As of December 31, 2023, we had common shareholders’ equity of $2.3 billion, total capital of $3.3 billion and total assets of $12.9 billion.

Our operating companies have a financial strength rating of A- (Stable) from AM Best, Standard & Poor’s (“S&P”) and Fitch. During the fiscal year ended December 31, 2023, both Fitch Ratings and S&P revised our outlook from negative to stable, highlighting our improvement in underwriting performance. AM Best affirmed our financial strength rating and outlook on April 19, 2023. On January 29, 2024, S&P removed our holding company, SiriusPoint Ltd., from CreditWatch. On March 19, 2024, Moody’s Ratings (“Moody’s”) has assigned A3 insurance financial strength (IFS) ratings to the Company’s principal operating subsidiaries and affirmed that the outlook for the SiriusPoint entities is stable.

We have licenses to write property, casualty and accident & health insurance and reinsurance globally, including admitted & non-admitted licensed companies in the United States, a Bermuda Class 4 company, a Lloyd’s of London syndicate and managing agency, and an internationally licensed company domiciled in Sweden.

Our business model remains unique and diversified as we continue to benefit from three earnings sources: (i) underwriting results; (ii) services fee income from the Managing General Agents (“MGAs”) we consolidate; and (iii) investment results.

Our approach is to be nimble and reactive to market opportunities within our segments of Insurance & Services and Reinsurance, allocating capital where we see profitable opportunity, while remaining disciplined and consistent within our specified risk tolerances and areas of expertise.

Our vision for SiriusPoint is to be recognized as a best-in-class insurer and reinsurer, utilizing deep risk capabilities to protect our customers, and blending our talent, expertise and data to provide intelligent risk solutions.

Integrity, respect and trust are our core principles.

We are customer focused because they are the reason we exist and we are solution driven; creating solutions is our mindset.

Diversity and collaboration are part of our core values. We believe that diversity makes us stronger and collaboration drives outperformance.

OUR BUSINESS SEGMENTS

SiriusPoint reports on two operating segments: Reinsurance and Insurance & Services. Within our segments, we underwrite a variety of (re)insurance products. These are:

Reinsurance
Casualty	The Company provides reinsurance to casualty insurers who underwrite a diverse range of casualty classes. The Company works with clients all over the world, including multi-national, nationwide and regional carriers, as well as risk retention groups and captives. The Company also partners with managing general agents (“MGAs”) and sponsor cover holders. The Company’s underwriting focus is on proportional transactions covering all major commercial casualty lines, as well professional liability with an emphasis on specialty niche classes of business, including personal lines.
Property	The Company works with leading global brokers as well as large national writers and regional companies. Underwriting is focused on providing critical catastrophe protection and worldwide coverage for natural perils, underwriting residential, commercial, and industrial risks in the United States, Europe and Asia. The Company’s property reinsurance offering includes: property catastrophe protection, risk excess of loss, cannabis - pro rata, building risk and structured property specifically in the United States. In 2023, as a part of its International Reorganization, the Company significantly reduced its in international property catastrophe premiums written, with reinsurance protection purchased at similar costs but with lower attachment points to further protect the balance sheet.
Specialty	SiriusPoint’s business encompasses a broad range of worldwide reinsurance coverages, including proportional and excess of loss, treaty and facultative. Specialty business lines in the Reinsurance segment include Aviation & Space, Marine & Energy and Credit.
Insurance & Services
Accident & Health	The Company provides flexible insurance products to meet the risk management needs of diverse populations in select markets. This includes employer groups, associations, affinity groups, higher education and other niche markets. The Company also owns 100% of IMG and Armada, who receive fees for services provided within Insurance & Services and to third parties. IMG offers a full line of international medical insurance products, trip cancellation programs, medical management services and 24/7 emergency medical and travel assistance. Armada operates as a supplemental medical insurance MGA.
Property & Casualty	The Company is a leading carrier for program administrators and managing general agents. The majority of its insurance business is written through partners in the property and casualty space, covering professional liability, workers’ compensation, and commercial auto lines in Bermuda, London, Europe, North America and round the world.
Specialty	SiriusPoint’s business encompasses a broad range of worldwide insurance coverages. Specialty business lines in the Insurance & Services segment include Aviation & Space, Marine & Energy, Credit and Mortgage.

BOARD OF DIRECTORS OVERVIEW

				COMMITTEE MEMBERSHIP
						GOVERNANCE
DIRECTOR AND		DIRECTOR				&		RISK & CAPITAL
PRINCIPAL OCCUPATION	AGE	SINCE	INDEPENDENT	AUDIT	COMPENSATION	NOMINATING	INVESTMENT	MANAGEMENT
	CLASS II DIRECTORS, NOMINEES FOR ELECTION, TERMS EXPIRING IN 2027
Daniel S. Loeb
Chief Executive
Officer, Third Point LLC	62	2022

Mehdi A. Mahmud
President and CEO,
First Eagle Investment	51	2020
Management; and
President, First Eagle
Funds
Jason Robart
Co-Founder and
Managing Partner of	58	2022
Seae Ventures

Bronek Masojada
Chair, Saltus Group
	62	2023

	CLASS III DIRECTORS, TERMS EXPIRING 2025
Scott Egan
Chief Executive
Officer, SiriusPoint	52	2022

Rafe de la Gueronniere
Former Vice Chair,
New Providence Asset	71	2013
Management

Sharon M. Ludlow
Former President,
Aviva Insurance	57	2021
Company of Canada

	CLASS I DIRECTORS, TERMS EXPIRING IN 2026
Franklin (Tad)
Montross IV
Former Chairman and	68	2021
CEO, General Re
Corporation
Peter Wei Han Tan
Chairman, Skandia
Mexico and Columbia	51	2021

Committee Chair	Committee Member	Chair of the Board	Independent Director	Audit Committee financial expert

DIRECTOR ATTRIBUTES

Our board of directors (the “Board”) is comprised of nine directors, six of whom are independent. We believe our Board is well-balanced, reflecting diversity by age, gender, viewpoints, work experience, skills and expertise and race/ethnicity, including one director that identifies as African-American, two directors that identify as Asian, and one woman director. Our directors come from a variety of industries and have served in senior management and leadership positions, such as founders of companies, CEOs, CFOs, chief strategy officers and insurance industry executives. The Board has focused on identifying and appointing new directors with diverse skill sets to advise the Company as it focuses on creating a fully integrated, globally connected “One SiriusPoint”.

BOARD REFRESHMENT

We have added seven new directors to our Board since 2021, including one woman and three diverse men. Our annual Board evaluation process and director retirement policy at age 75 facilitates regular Board refreshment. On June 2, 2023, Bronek Masojada was appointed Chair of our Board. Mr Masojada, who joined the Board on May 2, 2023, is an insurance market veteran with over 30 years’ leadership experience in the industry.

2023	2022	2021

1 new director joined	3 new directors joined	3 new directors joined
● Bronek Masojada	● Scott Egan ● Daniel S. Loeb ● Jason Robart	● Franklin (Tad) Montross IV ● Sharon M. Ludlow ● Peter Wei Han Tan

CORPORATE GOVERNANCE HIGHLIGHTS

CORPORATE GOVERNANCE POLICIES AND PRACTICES

CORPORATE GOVERNANCE BEST PRACTICES

Board Structure and Independence

Six of our nine directors are independent, including all committee chairs
33% of our directors are women or ethnically/racially diverse
Balance of new and experienced directors and elected three new directors in 2021, three new directors in 2022 and one new director in 2023
Highly skilled directors with diverse experience and backgrounds that provide a range of viewpoints and
The Compensation Committee oversees the Company’s strategies related to diversity, equity and inclusion initiatives and key talent metrics

Regular executive sessions of independent directors at each regularly scheduled Board meeting without management present
Annual director self-evaluation and committee assessment to ensure Board effectiveness
Annual Board evaluation and external Board assessment every third year
In 2023, all directors attended 100% of Board and committee meetings

Board Oversight

Oversees the Company’s annual business plan and corporate strategy
Director access to experts and advisors, both internal and external
Strong risk management overseen by a separate Risk & Capital Management Committee
Dedicated oversight over cybersecurity risk by Risk & Capital Management Committee

Proactive, comprehensive and strategic Board and senior management succession planning
The Governance and Nominating Committee oversees Sustainability matters
Annual dedicated meeting focused on Company strategy

Annual review of all corporate governance policies and committee charters to include best practices

Strong Corporate Governance Practices

Prohibition on hedging and pledging transactions by executive officers and directors
Policy on public company board service resulting in no overboarded directors
Code of Business Conduct and Ethics with annual certification requirement
Director continuing education opportunities

Director retirement policy at age 75

Active and ongoing shareholder engagement

Clawback policy for senior executives

Risk assessment of executive compensation program, policies and practices
Commitment to Sustainability

Share ownership requirements for senior executives and directors

Our corporate governance documents, including charters of our Audit, Compensation, Governance and Nominating, Risk and Capital Management and Investment Committees, Code of Business Conduct and Ethics, Corporate Governance Guidelines, Board of Directors Communications Policy, Environmental Policy Statement, Related Person Transaction Policy, Vendor Code of Conduct and Whistleblower Polices are available on our website: investors.siriuspt.com/governance/governance-documents.

CORPORATE SOCIAL RESPONSIBILITY AND SUSTAINABILITY

At SiriusPoint, our purpose is to provide security and resilience in an uncertain world. We aim to be a best-in-class insurer and reinsurer, utilizing deep risk expertise to protect our customers, and blending our talent, expertise and data to provide intelligent risk solutions. As we work to create value, making a positive social and environmental impact is important to us. We aim to reflect sound risk management, good governance and environmental and social responsibility throughout our company culture and operations. The Governance and Nominating Committee oversees our policies, practices and disclosures relating to sustainability and receives regular updates on sustainability developments.

The Company’s sustainability journey is discussed further on page 35 For more information about our sustainability initiatives, please see our website, www.siriuspt.

EXECUTIVE COMPENSATION HIGHLIGHTS

Our executive compensation program is designed to support the longevity and stability of the Company by driving long-term business outcomes, promoting strong governance practices and encouraging responsible risk-taking. This is achieved by linking individual pay with the Company’s performance on a diverse set of measures, including financial and strategic goals. Most senior executives’ compensation is variable and covers annual and multi-year performance periods. Long-term incentive awards are designed to align executives with the Company’s long-term performance through the use of performance-based restricted share units and time-based restricted share units. Our executive compensation program, including our compensation principles and strategy, is discussed in detail under the Compensation Discussion and Analysis section of this proxy statement.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

PROPOSAL 1	ELECTION OF DIRECTORS
TO ELECT FOUR CLASS II DIRECTORS TO OUR BOARD OF DIRECTORS TO HOLD OFFICE UNTIL THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD IN 2027 OR UNTIL THEIR OFFICE SHALL OTHERWISE BE VACATED PURSUANT TO OUR BYE-LAWS

Messrs. Bronek Masojada, Daniel S. Loeb, Mehdi A. Mahmud, and Jason Robart have been nominated for election as Class II directors to serve until the annual general meeting of shareholders to be held in 2027. Each director will hold his respective office until his successor has been elected and qualified or until the director’s office shall otherwise be vacated pursuant to our Bye-laws. The proxy will be voted in accordance with the directions thereon or, if no directions are indicated, the proxy will be voted for the election of the four director nominees named above. The Board has proposed and recommended that each nominee be elected to hold office as described above. If any nominee shall, prior to the Annual General Meeting, become unavailable for election as a director, the persons named in the accompanying proxy will vote in their discretion for such nominee, if any, as may be recommended by the Board, or the Board may reduce the number of directors to eliminate the vacancy.

If a quorum is present at the Annual General Meeting, each director will be elected by a plurality of the votes cast in the election of directors at the Annual General Meeting, either in person or represented by properly authorized proxy. This means that the nominees who receive the largest number of “FOR” votes cast will be elected as a director. For further information, see the answers to the questions “What is the quorum requirement for the Annual General Meeting?” and “What is the voting requirement to approve each of the proposals?”

The age, business experience, qualifications and directorships in other companies of each nominee for election are set forth herein under the section entitled “Information Regarding the Class II Director Nominees for Election to the Board.”

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE ELECTION OF EACH OF THE CLASS II DIRECTOR NOMINEES TO THE BOARD.

BOARD OF DIRECTORS

Our business and affairs are managed under the direction of the Board which is the Company’s ultimate decision-making body, other than those matters reserved for the Company’s shareholders.

The Board also oversees the Company’s business strategy and planning, as well as the performance of the Company’s management in executing the Company’s business strategy, assessing and managing risks and managing the Company’s day-to-day operations. The size of the Board may be fixed from time to time by our Board as provided in our Bye-laws. The Board currently consists of nine directors. See “―Election and Classification of Directors.”

ELECTION AND CLASSIFICATION OF DIRECTORS

Four Class II directors will be elected at this year’s Annual General Meeting. The Class II directors elected at the Annual General Meeting will serve until the annual general meeting of shareholders to be held in 2027 when each such director’s successor is duly elected and qualified, or any such director’s earlier death, disability, disqualification, resignation or removal.

In accordance with our Bye-laws, the Board is divided into three classes, Class I, Class II and Class III, with members of each class serving staggered three-year terms. At each annual general meeting of shareholders, upon the expiration of the term of a class of directors, the successor to each such director in the class will be elected to serve for a three-year term until the third annual general meeting following his or her election and until his or her successor is duly elected and qualified, in accordance with the Bye-laws. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. For information regarding the applicable voting standards for the election of directors, see the section entitled “Information About the Annual General Meeting and Voting—What is the voting requirement to approve each of the proposals?”

The Board feels strongly that a stable and consistent Board that understands the Company is vital to its transformation and turnaround. The classified board, a feature of corporate governance that has been common for nearly a century, provides enhanced continuity and stability in the Board’s oversight of the implementation of the Company’s new strategy. During this period of transformation, two-thirds of the directors will have had prior experience and familiarity with oversight of the Company’s business and affairs while still annually providing an opportunity for the election of one-third of the Board with new or continuing directors. This structure enables the Board to build on past experience and plan for the transformation and turnaround during a reasonable period into the future. Further, a classified board encourages a long-term focus in overseeing the management of the strategy, business and affairs of the Company, and allows our directors to focus their attention on long-term shareholder value. If directors were up for election every year, they could feel pressure to generate short-term returns, which could be counter-productive in an environment where the Company is focused on a multi-year transformation strategy.

A classified board also fosters board independence as independent board members are provided with time to cultivate an understanding of the Company’s business and operations, making them less reliant on management’s perspective.

In addition to providing stability among the directors, a classified board helps the Company attract and retain highly qualified individuals willing to commit the time and resources necessary to understand the Company and its management, operations and competitive environment. In addition, in the event that the Company becomes subject to an unsolicited takeover proposal, a classified board permits greater time and a more orderly process for directors to consider any takeover bids and to explore all alternatives to maximize shareholder value. A classified board also makes it more likely that persons who may seek to acquire control of the Company will initiate such action through negotiations with the Board. By reducing the threat of an abrupt change in the composition of the entire Board, classification of directors provides the Board with an adequate opportunity to fulfill its duties to the Company’s shareholders to review any takeover proposal, study appropriate alternatives and act in the best interests of the Company and its shareholders.

As a result of these factors, the Board has determined that maintaining a classified Board is in the best interests of the Company, its shareholders, clients and employees at this time.

BOARD OF DIRECTORS FOLLOWING THE ANNUAL GENERAL MEETING

Subject to the election of the nominees for Class II directors set forth in Proposal 1, the following table sets forth information regarding individuals who will serve as members of the Board following the Annual General Meeting.

CLASS I	CLASS II	CLASS III
TERMS EXPIRING AT 2026 ANNUAL GENERAL MEETING	NOMINEES FOR ELECTION TO TERMS EXPIRING AT THE 2027 ANNUAL GENERAL MEETING	TERMS EXPIRING AT THE 2025 ANNUAL GENERAL MEETING

● Franklin (Tad) Montross IV	● Bronek Masojada	● Scott Egan*
● Peter Wei Hei Tan	● Daniel S. Loeb	● Rafe de la Geuronierre
	● Mehdi A. Mahmud	● Sharon Ludlow
● Jason Robart

* Chief Executive Officer

QUALIFICATIONS

In considering candidates for the Board of Directors, the Governance and Nominating Committee takes into account the Company’s Corporate Governance Guidelines and all other factors deemed appropriate by the Governance and Nominating Committee. The Board seeks members from diverse professional backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. The Governance and Nominating Committee will recommend to the Board appropriate criteria for the selection of new directors in accordance with New York Stock Exchange listing standards and based on the strategic needs of the Company and the Board. In evaluating suitability of director candidates and when considering whether to nominate a director for re-election as appropriate, the Governance and Nominating Committee and the Board take into account many factors as approved by the Board from time to time, such as general understanding of various business disciplines (i.e., finance, technology), tenure on the Company’s Board, experience in the Company’s business (reinsurance/ insurance), educational and professional background, analytical ability, independence, diversity of experience, viewpoints and backgrounds, willingness to devote adequate time to Board duties and ability to act in and represent the balanced best interests of the Company and its shareholders as a whole, rather than special constituencies. In selecting directors, the Board requires a diverse candidate pool (including at least two diverse candidates) for all director searches and evaluates a nominee’s experience, gender, race, age, ethnicity, national origin, sexual orientation, skills and other qualities. The Board evaluates each director candidate in the context of the Board as a whole with the objective of retaining a group that is best equipped to help ensure the Company’s success and represent shareholders’ interests through sound judgment. The Governance and Nominating Committee periodically reviews the criteria adopted by the Board and, if deemed desirable, recommends to the Board changes to such criteria.

Our Board exhibits the right skills to constructively challenge management and guide us on our strategy. The chart below highlights the skills and experience of each our highly qualified directors.

BOARD SKILLS AND EXPERIENCE

DIRECTOR QUALIFICATIONS, SKILLS AND EXPERIENCE
DIRECTOR	Board of Directors Service	CEO/ Business Head	Corporate Governance	Financial Literacy/ Accounting	Financial Services Industry	International/ Global Business	Investment Industry	Regulatory/ Government	(Re)insurance Industry	Risk Management	Digital Strategy
Bronek Masojada ☆	■	■	■	■	■	■	■	■	■	■	■
Rafe de la Gueronniere	■	■	■	■	■	■	■			■
Sharon M. Ludlow	■	■	■	■	■	■	■	■	■	■	■
Mehdi A. Mahmud	■	■	■	■	■	■	■			■	■
Franklin (Tad) Montross IV	■	■	■	■	■	■		■	■	■
Jason Robart	■	■		■	■	■	■	■	■	■	■
Daniel S. Loeb	■	■	■	■	■	■	■	■	■	■
Peter Wei Han Tan	■	■	■	■	■	■	■	■	■	■	■
Scott Egan	■	■	■	■	■	■	■	■	■	■	■
Totals	9/9	9/9	8/9	8/9	9/9	9/9	8/9	7/9	7/9	9/9	6/9

☆ Chair of the Board

INFORMATION REGARDING THE CLASS II DIRECTOR NOMINEES FOR ELECTION TO THE BOARD

Set forth below is biographical information concerning the nominees standing for election at the Annual General Meeting. Included in the biographical information for the nominee is a description of each nominee’s specific experience, qualifications, attributes and skills that the Governance and Nominating Committee and the Board considered in determining whether to recommend the nominee for election to the Board. Our director nominees hold and have held senior positions as leaders of various large, complex businesses and organizations, demonstrating their ability to develop and execute significant policy and operational objectives at the highest levels. Our nominees include current and former chief executive officers, chief financial officers, founders and members of senior management of large, global businesses. Our Board considered all of the aforementioned attributes when deciding to re-nominate the following directors.

MEHDI A. MAHMUD

KEY EXPERIENCE AND QUALIFICATIONS

The Board considered Mr. Mahmud’s extensive leadership, digital strategy and investment experience and his qualification as an independent director, and concluded that Mr. Mahmud should continue to serve as a director because he brings significant experience in managing investment portfolios to the Board.

CAREER HIGHLIGHTS

•

First Eagle Investment Management, an investment management company and adviser to First Eagle Funds

◦

President and Chief Executive Officer (March 2016 to present)

•  First Eagle Funds, an investment fund

◦

President (March 2016 to present)

•  Jennison Associates

◦

CEO and Chairman of the Board (2003 to 2016)

•  Jennison Associates (continued)

◦

Held several senior management positions relating to:

▪

product and business strategy

▪

investment supervision of the firm’s value, small-cap, opportunistic and income-equity capabilities

▪

oversight of key support areas, including institutional, retail and sub-advisory client activities

•  J.P. Morgan Investment Management and Credit Suisse Asset Management

◦

Served in a variety of investment and management roles

EDUCATION

•  BS in Electrical Engineering, Yale University

CLASS II Age 51 Independent Director since August 2020 Committees • Compensation • Governance and Nominating • Investment

JASON ROBART

KEY EXPERIENCE AND QUALIFICATIONS

The Board considered Mr. Robart’s extensive experience as an accomplished executive and substantial experience in a range of areas including business strategy, healthcare, venture investing, digital strategy and human capital management. The Board concluded that he should serve on the Board because he brings extensive leadership experience in developing early stage growth and health insurance companies to the Board and his deep experience in human capital management.

CAREER HIGHLIGHTS

•

Seae Ventures, a healthcare service and technology venture fund

◦

Co-Founder and Managing Director (2019 to present)

•

Blue Cross Blue Shield Massachusetts, an insurance company

◦     Chief Strategy Officer (2011 to 2018)

•

Zaffre Investments, a wholly-owned subsidiary of Blue Cross Blue Shield Massachusetts

◦

President and Chief Executive Officer (2014 to 2018)

•  Mercer Human Resources Consulting

◦      Principal (2003 to 2009)

•  Ceridian Performance Partners, Canada

◦      President

OTHER DIRECTORSHIPS AND ENGAGEMENTS

•  Blue Cross Blue Shield, Vermont

•

Several Seae Ventures companies, including Hurdle, Kiyatec, MyMeds and Moving Analytics

EDUCATION

•  BA in Political Science, Middlebury College

CLASS II Age 58 Independent Director since March 2022 Committees • Audit • Compensation • Investment

DANIEL S. LOEB

KEY EXPERIENCE AND QUALIFICATIONS

The Board considered Mr. Loeb’s extensive qualifications and experience as the Chief Executive Officer and Chief Investment Officer of Third Point LLC, and concluded that he should continue to serve on the Board because he brings experience in investment management, legal and regulatory matters, corporate governance, risk management and business development to the Board.

CAREER HIGHLIGHTS

•  Third Point LLC, an investment adviser based in New York

◦

Chief Executive Officer and Chief Investment Officer (1995 to present)

PRIOR PUBLIC COMPANY BOARDS • Sotheby’s, Director EDUCATION • A.B., Columbia University

CLASS II Age 62 Director since May 2022

BRONEK MASOJADA

KEY EXPERIENCE AND QUALIFICATIONS

The Board considered Mr. Masojada’s extensive experience and qualifications as Chair of Placing Platform Ltd. and who is an insurance market veteran of over 30 years’ leadership experience in the industry.

CAREER HIGHLIGHTS

•

Saltus Group, Financial Advisory & Investment Management group

◦     Chair (2023 to Present)

•  Brown & Brown, a US listed insurance broker

◦     Director (2023-Present)

•  Sheriff of the City of London

◦     (2023-Present)

CURRENT DIRECTORSHIPS AND ENGAGEMENTS

•  Saltus Group - Chair

•  Brown & Brown - Director

•  East End Community Foundation - Chair

•  Alderman for the Ward of Billingsgate

•  Hepgtagon Assets Ltd.-Director

•  Bajka Investments Ltd.-Director

EDUCATION

•  BS in Civil Engineering, University of KwaZulu Natal

•  MPhil. in Management Studies, University of Oxford

CLASS II Age 62 Independent Director since March 2023 Committees • Risk and Capital Management • Investment • Governance and Nominating

CONTINUING DIRECTORS

The biographical information for the directors whose terms will continue after the Annual General Meeting and will expire at the annual general meeting to be held in 2025 (Class III) or the annual general meeting to be held in 2026 (Class I) are listed below.

CLASS III DIRECTORS, SERVING IN OFFICE UNTIL THE 2025 ANNUAL GENERAL MEETING

SCOTT EGAN

KEY EXPERIENCE AND QUALIFICATIONS

The Board considered Mr. Egan’s over 25 years of industry experience and service as the Chief Executive Officer of Royal Sun Alliance (RSA) UK & International, and Mr. Egan’s experience as CEO of the Company, and concluded that Mr. Egan should continue to serve as a director because he brings a diverse set of skills, breadth of knowledge and valuable financial, strategic and risk management experience to our Board.

CAREER HIGHLIGHTS

• SiriusPoint Ltd.

◦

CEO (September 2022 to present)

• Royal Sun Alliance (RSA) UK & International, a multinational general insurance company

◦

Chief Executive Officer (January 2019 to December 2021)

◦

Group Chief Financial Officer (September 2015 to December 2018)

•

Towergate Insurance Limited, a European insurance intermediary

◦

Interim Chief Executive Officer and Chief Financial Officer (April 2012 to September 2015)

EDUCATION

•

Masters Business Administration, Cranfield School of Management

•

Chartered Institute of Management Accountants, Member

CLASS III Age 52 Director since September 2022

RAFE DE LA GUERONNIERE

KEY EXPERIENCE AND QUALIFICATIONS

The Board considered Mr. de la Gueronniere’s more than 40 years’ experience in the investment and banking industries and his qualification as an independent director and concluded that Mr. de la Gueronniere should continue to serve as a director given his deep understanding of SiriusPoint and because he brings his expertise and extensive knowledge in fixed income, equity investing and foreign exchange trading to our Board.

CAREER HIGHLIGHTS

•

New Providence Asset Management, founded in 2003

◦    Vice Chair and Co-Founder (2003 to 2015)

•  Mariner Investment Group

◦    Principal (1999 to 2003)

•  Discount Corporation of New York

◦    Chairman

•  J.P. Morgan & Co.

◦

Senior Vice President, responsible for the fixed income and precious metals businesses

•

He has more than 40 years of experience in fixed income, equity investing, foreign exchange and the precious metals business

PRIOR PUBLIC COMPANY BOARDS

•

Paine Webber, Inc., member of the Management Committee

•

Fusion Connect, Inc., Director

PRIOR DIRECTORSHIPS AND ENGAGEMENTS

•

John D. and Catherine T. MacArthur Foundation, member of the Investment Committee

•  Taft School, Trustee and Investment Committee Chair

•

Far Hills Country Day School, Trustee and Investment Committee Chair

•

U.S. Treasury Debt Management Advisory Committee, longstanding member

EDUCATION

•  BA in English, Brown University

CLASS III Age 71 Independent Director since November 2013 Lead Independent Director until May 2022 Committees • Governance and Nominating • Investment

SHARON M. LUDLOW

KEY EXPERIENCE AND QUALIFICATIONS

The Board concluded that Ms. Ludlow should continue to serve as a director because of her more than 25 years of experience in the life & health and property & casualty re-insurance industries and her qualification as an independent director and as a financial expert.

CAREER HIGHLIGHTS

•

OMERS, one of Canada’s largest defined benefit pension plans

◦    Head of Insurance Investment Strategy (2016 to 2018)

•  Aviva Insurance Company of Canada

◦    President (2014 to 2016)

•  Swiss Re Canada

◦    President & CEO (2010 to 2014)

OTHER CURRENT PRIVATE COMPANY DIRECTORSHIPS AND ENGAGEMENTS

•  Green Shield Canada, Director and Chair of the Audit and Risk Committee

•  EIS Group, Director and Chair of the Audit Committee

•

Tradex/Saturn Finance Holdings Limited, Director and Chair of the Audit and Risk Committee

•

Lombard International Group, Director and Chair of the Audit and Risk Committee

EDUCATION

•  Institute of Corporate Directors designation (ICD.D)

•

Graduate of the Corporate Directors program, Rotman School of Management, University of Toronto

•

Fellow Chartered Professional Accountant/Chartered Accountant (FCPA, FCA Canada)

•  Bachelor of Commerce, University of Toronto

CLASS III Age 57 Independent Director since February 2021 Interim Chair of the Board since May 2022 Committees • Audit • Risk and Capital Management • Governance and Nominating

CLASS I DIRECTORS, SERVING IN OFFICE UNTIL THE 2026 ANNUAL GENERAL MEETING

FRANKLIN (TAD) MONTROSS IV

KEY EXPERIENCE AND QUALIFICATIONS

The Board concluded that Mr. Montross should continue to serve as a director because of his extensive experience in the property & casualty insurance industries and his qualification as an independent director.

CAREER HIGHLIGHTS

•  General Re Corporation

◦

Chairman and CEO (April 2009 to December 2016)

◦    Member of Gen Re’s Executive Committee and the group’s President and Chief Underwriting Officer, with responsibilities including treaty underwriting, actuarial and claims (2001)

•   General Re Corporation (continued)

◦

Held a number of positions of increasing responsibility, both in the U.S. and internationally, including Chief Underwriter for the treaty business

◦

Began his career as a Casualty Facultative Underwriter (1978)

EDUCATION

•  BA in Economics, Harvard College

CLASS I Age 68 Independent Director since February 2021 Committees • Audit • Compensation • Risk and Capital Management

PETER WEI HAN TAN

KEY EXPERIENCE AND QUALIFICATIONS

The Board concluded that Mr. Tan should continue to serve as a director because of his extensive investment experience working with over 40 investments in China, 12 of which eventually publicly listed on international stock exchanges.

CAREER HIGHLIGHTS

•  Skandia Mexico & Columbia

◦     Chairman

•  CMIG International Holding (“CMIG International”), an investment services company

◦     Former Chairman (through December 2023)

•  CM Bermuda Ltd. (“CM Bermuda”), an investment services company

◦     Former Chairman (through December 2023)

•  IDI, Inc.

◦     Chief Executive Officer (2012)

•  White & Case LLP - Attorney (2003)

•  Perkins Coie LLP - Attorney (1997)

OTHER CURRENT DIRECTORSHIPS AND ENGAGEMENTS

•  Skandia Holding de Colombia, S.A., Non-Executive Director

•  LuxAviation Group, Director

PRIOR DIRECTORSHIPS AND ENGAGEMENTS

•  Chongqing Zongjin Investment Co., Ltd, the financial arm of Zongshen Industrial Group, Chairman

•  Israel Infinity Agriculture, Director

•  Harbour Air, Non-executive Director

•

Mr. Tan formerly served on the board of multiple companies prior to their U.S. listing, including:

◦    Home Inns (NASDAQ: HMIN)

◦    E-House (NYSE: EJ)

◦    Bona Entertainment Group (NASDAQ: BONA)

EDUCATION

•  LL.B Honors, the National University of Singapore

CLASS I Age 51 Director since February 2021 Committees • Investment • Risk and Capital Management

CORPORATE GOVERNANCE FRAMEWORK

Our Corporate Governance Guidelines, the charters of the standing committees of the Board (Audit, Compensation, Governance and Nominating, Investment, and Risk and Capital Management) and our Code of Business Conduct and Ethics provide the foundation of our governance framework. Key governance policies and processes also include our Whistleblower Policy, our comprehensive Enterprise Risk Management Program, our commitment to transparent financial reporting and our systems of internal checks and balances. Comprehensive management policies, many of which are approved at the Board and/or committee level, guide the Company’s operations. Our Board, along with management, regularly reviews our Corporate Governance Guidelines and practices to ensure that they are appropriate and reflect our Company’s mission, vision and values. In reviewing our Corporate Governance Guidelines and other key governance policies and practices, the Governance and Nominating Committee considers regulatory developments and trends in corporate governance.

These Corporate Governance Guidelines address, among other things:

●	the composition and functions of the Board,

●	director independence,

●	compensation of directors,

●	management succession and review,

●	Board committees, and

●	selection of new directors.

The Code of Business Conduct and Ethics applies to our Board and all of our employees, including our principal executive officer, principal financial officer, principal accounting officer and persons performing similar functions in carrying out their responsibilities to, and on behalf of, SiriusPoint Ltd. If we make any amendments to the Code of Business Conduct and Ethics or grant any waiver that we are required to disclose, we will disclose the nature of such amendments or waiver on our website.

Director Resignation Policy

Under the Company’s Bye-laws, a nominee for director to SiriusPoint’s Board in an uncontested election is elected if he or she receives the most votes (up to the number of directors to be elected). Following a review of the Company corporate governance policies and Bye-laws, the Board determined to adopt a director resignation policy in the event a nominee for SiriusPoint’s Board receives a plurality of votes cast, but less than an absolute majority of votes cast in an uncontested election. By accepting a nomination to stand for election or re-election as a director of the Company or an appointment as a director to fill a vacancy or new directorship, each candidate, nominee or appointee agrees that if, in an uncontested election of directors, he or she receives less than a majority of votes cast, the director shall promptly tender a written offer of resignation to the Chair of the Board following certification of the shareholder vote from the meeting at which the election occurred. For purposes of this guideline, an “uncontested election of directors” is any election of directors in which the number of nominees for election does not exceed the number of directors to be elected.

The Governance and Nominating Committee of the Board will promptly consider the director’s offer of resignation and recommend to the Board whether to accept the tendered resignation or to take some other action, such as rejecting the tendered resignation and addressing the apparent underlying causes of the less than majority vote. In making this recommendation, the Governance and Nominating Committee will consider all factors deemed relevant by its members, including, without limitation, the stated reason or reasons why the shareholders cast

“withhold” votes for the director (if ascertainable), the qualifications of the director whose resignation has been tendered, the director’s contributions to SiriusPoint, the overall composition of the Board, and whether by accepting such resignation, SiriusPoint will no longer be in compliance with any applicable law, rule, regulation or governing document (including New York Stock Exchange (“NYSE”) listing standards, federal securities laws or the Corporate Governance Guidelines), and whether or not accepting the resignation is in the best interests of SiriusPoint and its shareholders. The Board will act on the Governance and Nominating Committee’s recommendation within 90 days following certification of the shareholders’ vote. In considering the Governance and Nominating Committee’s recommendation, the Board will consider the information, factors and alternatives considered by the Governance and Nominating Committee and such additional information, factors and alternatives as the Board believes to be relevant.

Following the Board’s decision, SiriusPoint will promptly publicly disclose the Board’s decision (by press release, filing with the SEC or other public means of disclosure deemed appropriate).

Any director who tenders his or her offer of resignation pursuant to this policy shall not participate in any deliberations or actions by the Governance and Nominating Committee or the Board regarding his or her resignation, but shall otherwise continue to serve as a director during this period.

If the majority of members of the Governance and Nominating Committee receive less than a majority vote in the same uncontested election of directors, so that a quorum of the Governance and Nominating Committee cannot be achieved, then the other independent directors on the Board will consider and decide what action to take regarding the resignation of each director who received less than a majority of votes. If the only directors who did not receive less than a majority in the same election constitute three or fewer independent directors, then all independent directors on the Board shall participate in deliberations and actions regarding director resignations, except that no director can participate in the vote on his or her own resignation.

Director Retirement Age Policy

Directors are required to retire from the Board when they reach the age of 75; however, the full Board may nominate candidates aged 75 or older if it believes that nomination is in the best interests of the Company and its shareholders. A director elected to the Board prior to his or her 75th birthday may continue to serve until the end of his or her three-year term.

Director Membership on Other Boards

Our Board expects individual directors to allot significant time and attention to Company matters and to use their judgment and consider all of their commitments when accepting additional directorships of other corporations or charitable organizations. Specifically, our Corporate Governance Guidelines provide that a director should not serve on the boards of more than four other public companies (in addition to the Company’s Board). In addition, the Company’s CEO should not serve on more than one other public company board in addition to the Company’s Board.

Additionally, our Corporate Governance Guidelines provide that a director who serves on the Audit Committee should not serve on more than two other public company audit committees.

All of our current directors comply with our policies set forth above. However, we are aware that some of our shareholders have their own board membership policies that are more restrictive than our policy. All of our directors are required to obtain approval prior to agreeing to serve on the board of any other public company to allow the Board to consider whether such director has sufficient time to be a productive member of our Board. Our Board believes that this policy strikes the right balance by allowing for the experience gained through membership on other boards and the time commitment needed for engaged board service.

Trading in Company Securities

We prohibit hedging and pledging transactions in Company securities by executive officers, directors and employees. Hedging transactions are transactions designed to insulate the holder of securities from upside or downside price movement in Company shares. Executive officers, directors and employees are prohibited from entering into hedging or monetization transactions or similar arrangements with respect to Company shares, including the purchase or sale of puts or calls or the use of any other derivative instruments, or selling “short” Company shares. Executive officers, directors and employees may not hold Company securities in a margin account or pledge Company securities as collateral for a loan.

Director Share Ownership

The Board believes that an ownership stake in the Company strengthens the alignment of interests between directors and shareholders. Our Director and Executive Officers Share Ownership Guidelines provide that directors are required to own common shares having a value of at least three times the annual retainer fee within five years of becoming a director, which shall be maintained through the director’s term of service. In the event that the annual retainer fee is increased, directors have three years to meet the new ownership guidelines. The Board will evaluate whether exceptions should be made for any director on whom these guidelines would impose a financial hardship. All independent directors have achieved or are on track to achieve this requirement during the required time period.

Director and Officer Liability Insurance

We have an insurance program in place to provide coverage for director and officer liability. The coverage provides that, subject to the policy terms and conditions, the insurers will: (i) reimburse us when we are legally permitted to indemnify our directors and officers; (ii) pay losses, including settlements, judgments and legal fees, on behalf of our directors and officers when we cannot indemnify them; and (iii) pay our losses resulting from certain securities claims. The insurance program is effective from April 1, 2024 to May 1, 2024, and is provided by a consortium of insurers. Allianz Global Corporate and Specialty SE is the lead insurer with various other insurers providing excess coverage. We expect to obtain similar coverage upon expiration of the current insurance program.

DIRECTOR INDEPENDENCE

	67%	Independent Directors
Non-Independent Directors	Independent	• Bronek Masojada
• Scott Egan		• Rafe de la Gueronniere
• Daniel S. Loeb		• Sharon M. Ludlow
• Peter Wei Han Tan		• Mehdi A. Mahmud
• Jason Robart

Under the NYSE listing standards and our Corporate Governance Guidelines, in order to consider a director as independent, the board of directors must affirmatively determine that he or she has no material relationship with the Company. In making its annual independence determinations, the Board considers transactions between each director nominee and the Company including among other items, employment and compensatory relationships, relationships with our auditors, customer and business relationships, and contributions to nonprofit organizations.

The Board undertook its annual review of director independence in March 2024. As a result of this review, the Board affirmatively determined that Rafe de la Gueronniere, Bronek Masojada, Sharon M. Ludlow, Franklin (Tad) Montross IV, Mehdi A. Mahmud and Jason Robart are “independent” as defined in the federal securities laws and applicable NYSE rules.

Mr. Egan is not considered an independent director because he currently serves as CEO of the Company.

Mr. Tan was determined to not be an independent due to the recency of his resignation as Chairman of CMIG International in December 2023, and additionally, given the recency of Mr. Tan no longer serving as a representative of CMIG International. CMIG International owns 100% of CM Bermuda, a holder of more than 10% of the shares of the Company. Mr. Tan resigned from his Chairmanship in December 2023. Mr. Tan is no longer a representative of CMIG International on the Board as of April 5, 2024.

Mr. Loeb was determined to not be an independent director due to his employment by Third Point LLC, a related party (owned by a greater than 5% shareholder) and one of the Company’s investment managers. For more information regarding the ownership of our capital stock, see “Security Ownership of Certain Beneficial Owners and Management,” and for more information about Third Point LLC’s relationship with the Company, see “Certain Relationships and Related Party Transactions.”

The Company’s Audit, Compensation, and Governance and Nominating Committees are currently composed of independent directors only. See the “Committees of the Board of Directors” section of this proxy statement for further information.

BOARD MEETINGS AND DIRECTOR ATTENDANCE, ATTENDANCE AT THE ANNUAL GENERAL MEETING AND EXECUTIVE SESSIONS

Board Meetings and Director Attendance

Our director meeting attendance policy is set forth in our Corporate Governance Guidelines. In addition to our attendance policy, our Bye-laws generally prohibit directors from participating in meetings of the Board or its committees while present in the United States or its territories, whether in person, via teleconference or otherwise. We held three of our meetings in Bermuda during 2023.

Our directors discharged their oversight and fiduciary duties over the past fiscal year, including by holding regular, robust, virtual informational sessions designed to cover the same information normally covered at Board and committee meetings, supplemented by additional informational calls and reports. When action requiring a formal Board or committee resolution was necessary, the Board or relevant committee acted by unanimous written resolutions in order to comply with our Bye-laws and operating guidelines. We believe we maintained good governance practices while complying with Bermuda law, as well as with our Bye-laws. All directors attended 100% of the meetings of the Board and Board committees on which they served in 2023.

				Governance		Risk and Capital
		Audit	Compensation	and Nominating	Investment	Management
	Board	Committee	Committee	Committee	Committee	Committee
Formal Meetings	3	3	3	3	3	3
Informational Sessions	9	5	3	1	1	1
Action by Written Resolution	8	3	6	4	1	1

Attendance at Annual General Meeting

All of our directors serving on our Board at the time of our 2023 Annual General Meeting of Shareholders held virtually attended the meeting. Our Board strongly encourages all of its members to attend the Annual General Meeting of Shareholders.

Executive Sessions

Executive sessions of independent directors enable the Board to discuss matters, such as strategy, the performance and compensation of the CEO and senior management, succession planning and Board effectiveness, without management present. Any director may request additional executive sessions of independent directors. During 2023, our independent directors met in executive sessions at regularly scheduled Board meetings and/or informational calls. The rules of the NYSE also require the non-management directors of the Company to regularly meet in executive session without management, and the non-management directors met in four executive sessions at regularly scheduled Board meetings and/or informational calls. Either our Interim Chair or, after his appointment, the Board Chair, presided at the executive sessions of independent directors and non-management directors.

BOARD LEADERSHIP STRUCTURE

The Board believes that the decision of whether to combine or separate the positions of CEO and Chair varies from company to company and depends upon a company’s particular circumstances at a given point in time. The Board believes that separating the CEO and Chair positions is the appropriate leadership structure for our Company and is in the best interests of our shareholders at this time. Mr. Masojada serves as the Chair of the Board, while Mr. Egan serves as our CEO and Director. Our Board believes that this structure best encourages the free and open dialogue of alternative views and provides for strong checks and balances. Additionally, the Chair’s attention to Board and committee matters allows Mr. Egan to focus more specifically on overseeing the Company’s day-to-day operations and underwriting activities, as well as strategic opportunities and planning.

The Board recognizes that, depending on the circumstances, other leadership structures might be appropriate and in the best interest of the Company. Accordingly, the Board intends to regularly review its governance structure and has the discretion to modify its leadership structure in the future if it deems it in the best interest of the Company to do so. In the event the Board decides to combine the role of CEO and Chair, the Board is required to appoint a Lead Independent Director under the Company’s Corporate Governance Guidelines. Currently, the Board has an independent Chair so the Board is not required to have a Lead Independent Director.

BOARD AND BOARD COMMITTEE PERFORMANCE EVALUATIONS

Our Board continually seeks to improve its performance. Throughout the year, our Chair, Chief Legal Officer and Secretary each routinely communicate with our Board members to obtain real-time feedback. We believe that this continuous feedback cycle along with our formal annual evaluation process helps to ensure the continued effectiveness of our Board.

Our Governance and Nominating Committee oversees the formal annual evaluation process of the effectiveness of our Board and its standing committees.

Our annual Board evaluations cover the following areas:

●	Board efficiency and overall effectiveness	●	Board and committee information needs and meeting cadence

●	Board and committee structure	●	Satisfaction with Board agendas and the frequency, duration and format of meetings and time allocations

●	Board leadership and succession planning	●	Areas where directors want to increase their focus

●	Board and committee composition	●	Board dynamics and culture

●	Satisfaction with the performance of the Chair	●	Strategy and Crisis Preparedness

●	Board member access to the CEO and other members of senior management	●	Board alignment with the Company’s mission, vision, ethics, values, long-term goals and strategy

●	Quality of Board discussions and balance between presentations and discussion	●	Other areas directors would like to have greater focus or oversight

●	Quality and clarity of materials presented to directors

1

ANNUAL BOARD AND COMMITTEE EVALUATIONS

The Governance and Nominating Committee oversees the annual self-evaluation process. The process, including the evaluation method, is reviewed annually by the Governance and Nominating Committee and presented to the Board for discussion prior to implementing the process during the fourth quarter. Written questionnaires used for the Board and each standing committee are annually reviewed by the Governance and Nominating Committee and are updated and tailored each year to address the significant processes that drive Board effectiveness. Each director completes a written questionnaire on an unattributed basis for the Board and committees. The questionnaires include open-ended questions and space for candid commentary. Our processes enable directors to provide anonymous and confidential feedback, which is then reviewed and addressed by the Chair of the Governance and Nominating Committee. In addition, each committee’s chair reviews the feedback with respect to their respective committee.

When appropriate, and at least every third year, our Board engages a third-party evaluation firm to independently assess the Board’s performance. The third-party evaluation firm conducts confidential interviews with each director that includes discussions of the overall functioning and effectiveness of the Board and its standing committees, the leadership structure of the Board as well as a peer review. The evaluation firm presents the findings to the Board for consideration and feedback. Our Board believes that employing an independent third-party evaluation firm every third year to assist in the evaluation process provides valuable insights and will contribute to the overall functioning and ongoing effectiveness of the Board.

2

SUMMARY OF THE EVALUATION
A written report is produced summarizing the written questionnaires, which include all responses.

3

BOARD AND COMMITTEE REVIEW

The Chair of the Governance and Nominating Committee leads a discussion of the written Board and committee evaluation results at the Board level during an executive session.

Directors also deliver feedback to the Interim Chair of the Board and suggest changes and areas for improvement.

4

ACTIONS

Following the review, changes in practices or procedures are considered and implemented, as appropriate. The Board finds that this process generates robust comments and provides the Board the opportunity to make changes that are designed to increase Board effectiveness and efficiency.

Actions taken in response to the evaluation process over the years have included:

•	Initiating a search for an additional qualified financial expert director;
•	Re-evaluating all governing documents, including delegations of authority and board and committee charters for effectiveness;
•	Initiating executive sessions between the Board and CEO prior to board meetings; and
•	Conducting a board informational session on fiduciary duties of the Board, roles of special committees and observers, and other board education matters.

Board’s Primary Role and Responsibilities, Structure and Processes

Our Board bears the responsibility for the oversight of management on behalf of our shareholders in order to ensure long-term value creation. In that regard, the primary responsibilities of our Board include, but are not limited to (i) oversight of the Company’s strategic direction and business plan, (ii) ongoing succession planning and talent management, and (iii) risk management and oversight.

Oversight of Strategic Direction and Business Plan

Our Board oversees our strategic direction and business plan. At the beginning of each year, our senior management presents our consolidated annual business plan to the Board, and the Board discusses the Company’s results relative to the plan periodically throughout the year. Each year, the Board typically engages in a full-day strategy meeting with management where it conducts a comprehensive review and discussion of the Company’s strategic goals over the short-, medium- and long-term, as well as management’s plans to achieve such goals.

Succession Planning and Talent Management

Our Compensation Committee is responsible for overseeing our executive compensation program to support our ability to attract and retain the right management talent to pursue our strategies successfully.

The Compensation Committee is involved in the critical aspects of the CEO succession planning process, including establishing selection criteria that reflect our business strategies, identifying and evaluating potential internal candidates and making key management succession decisions. Succession and development plans are regularly discussed with the CEO, as well as without the CEO present in executive sessions of the Board. The Compensation Committee makes sure that it has adequate opportunities to meet with and assess development plans for potential CEO and senior management successors to address identified gaps in skills and attributes. This occurs through various means, including informal meetings, Board dinners, presentations to the Board and committees, attendance at Board meetings and the comprehensive annual talent review. The Compensation Committee also oversees management’s succession planning for other key executive positions. Our Board calendar includes at least one meeting each year at which the Board conducts a detailed talent review which includes a review of the Company’s talent strategies, leadership pipeline and succession plans for key executive positions.

Risk Management and Oversight

OUR BOARD TAKES AN ENTERPRISE-WIDE APPROACH TO RISK MANAGEMENT WHICH SEEKS TO COMPLEMENT OUR ORGANIZATIONAL OBJECTIVES, STRATEGIC OBJECTIVES, LONG-TERM PERFORMANCE AND THE OVERALL ENHANCEMENT OF SHAREHOLDER VALUE.

FULL BOARD

Our Board assesses and considers the risks we face on an ongoing basis, including risks that are associated with:

•      our financial position,

•      our competitive position,

•      underwriting results,

•      investment performance,

•      cybersecurity vulnerabilities,

•      catastrophic events, and

•      other risks germane to the insurance and reinsurance industry.

Our Board determines the appropriate levels of risk for the Company generally, assesses the specific risks faced by us, and reviews the steps taken by management to manage those risks. While our Board maintains the ultimate oversight responsibility for the risk management process, its committees oversee risk in certain specified areas.

AUDIT COMMITTEE	COMPENSATION COMMITTEE	GOVERNANCE AND NOMINATING COMMITTEE	INVESTMENT COMMITTEE	RISK AND CAPITAL MANAGEMENT COMMITTEE

Our Audit Committee is responsible for overseeing:

•   Management’s assessment of the Company’s internal control over financial reporting,

•   The Company’s financial statements and disclosures,

•   Quarterly reports on legal and regulatory matters,

•   The Company’s annual internal audit plan, audit findings and recommendations, and

•   The Company’s compliance with legal and regulatory requirements.

Our Compensation Committee is responsible for overseeing:

•   The Company’s general compensation philosophy, including the development and implementation of our compensation program,

•   Our executive compensation plans and arrangements,

•   Succession planning,

•   Diversity and talent management, and

•   Incentive compensation risk oversight.

Our Governance and Nominating Committee is responsible for:

•   Identifying, evaluating, and recommending to the Board individuals qualified and suitable to become board members,

•   Developing and recommending to the Board a set of corporate governance guidelines applicable to the Company,

•   Overseeing the annual performance evaluation of the Board and its committees,

•   Recommending directors to serve on the various committees of the Board, and

•   Reviewing and considering the Company’s position, strategy and policies that relate to current and emerging ESG matters.

Our Investment Committee is responsible for:

•   Overseeing the performance of the Company’s investment portfolio,

•   Establishing the investment policy and guidelines,

•   Receiving reports from the Chief Investment Officer on the performance and asset allocation of the Company’s investments, and

•   Reviewing quarterly the compliance with the investment guidelines.

Our Risk and Capital Management Committee is responsible for:

•   Overseeing management’s identification, mitigation and monitoring of the Company’s material risks and exposures, including: insurance underwriting risk; investment, liquidity and concentration risk; market risk; credit risk; cyber, systems and operations risk (operational risk); group risk; strategic risk; reputational risk; legal, compliance and litigation risks; and other unusual material risks that could have a significant impact on the Company.

MANAGEMENT

We use our comprehensive Enterprise Risk Management (“ERM”) program to identify, aggregate, monitor and manage risks. The program also defines our risk appetite, governance, culture and capabilities. The implementation and execution of the ERM program is headed by our Chief Risk Officer. There are several internal management committees, including the Enterprise Risk & Capital Committee (“ERCC”), co-chaired by our Chief Risk Officer and Chief Financial Officer. The ERCC is the highest-level management committee to oversee all firm-wide risks and is responsible for risk governance, risk oversight and risk appetite. It maintains the enterprise risk appetite framework and monitors compliance with limits and escalations defined in it. The ERCC oversees implementation of certain risk policies Company-wide. The ERCC reviews key risk exposures, trends and concentrations, significant compliance matters, and provides guidance on the steps to monitor, control and report major risks. Pursuant to our Board’s instruction, management regularly reports on applicable risks to the relevant committee or the Board, as appropriate, with additional review or reporting on risks conducted as needed or as requested by our Board and/or its committees. Below are areas the ERCC identified as key strategy and risk oversight areas.

CERTAIN OF OUR KEY STRATEGY AND RISK OVERSIGHT AREAS
• Investment Performance and Markets • Technology and Cybersecurity • Insurance Risk	• Regulation, Compliance and Legal Developments • Rating Agency Risk • Model Risk

CYBERSECURITY

Information security is a key priority. Our information security program is designed to protect our systems and data from ever-evolving cybersecurity threats. The program is led by a group CISO, deputy CISO, security engineers and risk management professionals. We also employ a 24/7 Security Operation Center staffed by security experts to continually monitor our network environment. Our information security program is comprehensive with several layers of redundant defenses. We engage third-parties to evaluate our program for gaps on an annual basis, and regularly test our defenses and incident response via third-party penetration tests and red-team exercises. All employees and contractors must comply with our Information Security and Acceptable Use policies. We provide mandatory cybersecurity training to new hires and continue employee education through annual training and monthly simulated phishing campaigns. We proactively assess cyber risks as part of our vendor management process and regularly perform cyber risk assessments of our key third-party relationships. We comply with all applicable regulatory requirements related to cybersecurity, and our security program and IT-related controls are regularly examined by internal auditors, external auditors, compliance and various regulators. Our Board of Directors, along with the Risk and Capital Management Committee and Audit Committee, oversee our information security program and receive periodic updates from management.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board has established an Audit Committee, Compensation Committee, Governance and Nominating Committee, Investment Committee, and Risk and Capital Management Committee. Under the applicable requirements of the NYSE, each of the Audit, Compensation, and Governance and Nominating Committees consists exclusively of members who qualify as independent directors.

A description of each Board committee is set forth below. Except as noted below, the members of each Board Committee have continued to serve through the date of this proxy statement.

AUDIT COMMITTEE	Members • Sharon M. Ludlow, Chair • Franklin (Tad) Montross IV • Jason Robart	3 Formal Meetings	5 Informational Sessions	3 Actions by Unanimous Written Resolution

•     Each of the members of the Audit Committee qualifies as an “independent” director as defined under the NYSE rules and Rule 10A-3 of the Exchange Act.

•     All of the members of the Audit Committee are financially literate and have accounting or related financial management expertise within the meaning of the NYSE rules.

•     The Board also has determined that Sharon Ludlow qualifies as an “audit committee financial expert” as defined by SEC rules. Please refer to the section entitled “Information Regarding the Class III Director Nominees for Election to the Board” for Sharon Ludlow’s relevant experience.

KEY RESPONSIBILITIES

Our Audit Committee has the responsibility for, among other things, assisting the Board in reviewing:

•     our financial reporting and other internal control processes;

•     our financial statements;

•     the independent auditor’s qualifications, independence and performance;

•     the performance of our internal audit function; and

•     our compliance with legal and regulatory requirements and our Code of Business Conduct and Ethics.

Additionally, the Company’s independent auditor regularly discusses risks and related mitigation measures that may arise during their regular reviews of the Company’s financial statements with the Audit Committee.

To ensure candid and complete reporting, the Audit Committee regularly meets in separate executive sessions with management, the Company’s internal auditor and the Company’s independent auditor.

REPORT

The Report of the Audit Committee is on page of this proxy statement.

CHARTER

The Audit Committee Charter is available on our website: investors.siriuspt.com/governance/governance-documents.

COMPENSATION COMMITTEE	Members • Jason Robart, Chair • Mehdi A. Mahmud • Franklin (Tad) Montross IV	3 Formal Meetings	3 Informational Sessions	6 Actions by Unanimous Written Resolution
• Each member of the Compensation Committee qualifies as an “independent” director as defined under the applicable rules and regulations of the SEC and the NYSE.

KEY RESPONSIBILITIES

Our Compensation Committee is responsible for:

•

reviewing and approving the compensation of the Company’s executive officers and directors;

•

reviewing the Company’s strategies, policies and practices related to human capital management, including with respect to matters such as diversity and inclusion;

•

authorizing and administering equity awards and other incentive arrangements;

•

overseeing any compensation adviser retained to assist with the evaluation of compensation of executive officers or any other compensation-related matter; and

•

reviewing and approving employment and related agreements with our executive officers.

The Compensation Committee also periodically reviews management development and succession plans, including establishing policies regarding succession in the event of an emergency or the retirement of the Chief Executive Officer and other senior executive officers.

REPORT

The Compensation Committee Report is on page of this proxy statement.

CHARTER

The Compensation Committee Charter is available on our website: investors.siriuspt.com/governance/governance-documents.

GOVERNANCE AND NOMINATING COMMITTEE	Members • Bronek Masojada • Rafe de la Gueronniere • Sharon M. Ludlow • Mehdi Mahmud, Chair	3 Formal Meetings	1 Informational Sessions	4 Actions by Unanimous Written Resolution
• Each of the members of the Governance and Nominating Committee qualifies as an “independent” director as defined under the applicable rules and regulations of the SEC and the NYSE.

KEY RESPONSIBILITIES

Our Governance and Nominating Committee is responsible for, among other things:

•     identifying and recommending candidates for election to our Board;

•     reviewing the composition of the Board and its Committees;

•     reviewing and considering the Company’s position, strategy and policies that relate to current and emerging ESG matters;

•     developing and recommending to the Board corporate governance guidelines that are applicable to us; and

•     overseeing Board evaluations.

CHARTER

The Governance and Nominating Committee Charter is available on our website: investors.siriuspt.com/governance/ governance-documents.

INVESTMENT COMMITTEE	Members • Bronek Masojada • Rafe de la Gueronniere, Chair • Mehdi A. Mahmud • Jason Robart • Peter Wei Han Tan	3 Formal Meetings	1 Informational Sessions	1 Actions by Unanimous Written Resolution

KEY RESPONSIBILITIES

Our Investment Committee is responsible for:

•     establishing investment guidelines and policies and monitoring compliance with such policies; and

•     overseeing the management and performance of the Company’s investment portfolio.

CHARTER

The Investment Committee Charter is available on our website: investors.siriuspt.com/governance/governance-documents.

RISK AND CAPITAL MANAGEMENT COMMITTEE	Members • Bronek Masojada • Franklin (Tad) Montross IV, Chair • Sharon M. Ludlow • Peter Wei Han Tan	3 Formal Meetings	1 Informational Sessions	1 Action by Unanimous Written Resolution

KEY RESPONSIBILITIES

Our Risk and Capital Management Committee is responsible for:

•     overseeing our risk appetite and risk management framework;

•     overseeing our cybersecurity; and

•     overseeing our financial and capital markets strategies, including existing and proposed strategies.

Our Risk and Capital Management Committee is responsible for overseeing the Company-wide risk appetite and enterprise risk management framework. Management regularly reports to the Committee on the Company’s operational processes and controls that are designed to identify, mitigate and monitor the risks and exposures that could materially impact the Company.

COMMITTEES OF THE BOARD OF DIRECTORS ―
POST-ANNUAL GENERAL MEETING

Assuming election of the Board nominees, the following sets out the persons who will constitute the Company’s Board following the Annual General Meeting, including their expected Committee assignments:

SIRIUSPOINT BOARD COMMITTEES
NAME	INDEPENDENT	CLASS	AUDIT	COMPENSATION	GOVERNANCE & NOMINATING	INVESTMENT	RISK & CAPITAL MANAGEMENT
Bronek Masojada	I	II
Scott Egan		III
Rafe de la Gueronniere	I	III
Daniel S. Loeb		II
Sharon M. Ludlow	I	III
Mehdi A. Mahmud	I	II
Franklin (Tad) Montross IV	I	I
Jason Robart	I	II
Peter Wei Han Tan		I
Committee Chair	Committee Member	Chair of the Board	Audit Committee financial expert

SUSTAINABILITY RESPONSIBILITY

At SiriusPoint, our vision is to grow our business, create value and make positive environmental and social impacts through our business operations. The values of sound risk management, good governance, and environmental and social responsibility are reflected in our Company culture and operations. Our Board has formally designated our Governance and Nominating Committee with the responsibility for oversight of the Company’s policies, practices and disclosures relating to sustainability, including those related to climate change, for purposes of risk management, long-term business strategy and other matters. The Governance and Nominating Committee receives regular updates on sustainability. In addition, our executive management team established a Sustainability Council which is comprised of senior leaders across the Company. The Sustainability Council defines the Company’s approach to sustainability and broader environmental, social and governance concerns. Our goal is to integrate our efforts on sustainability with our long-term business strategy.

PEOPLE & COMMUNITY	SUSTAINABLE UNDERWRITING

We value being an inclusive employer and are committed to supporting the unique voices, backgrounds, cultures and contributions of our global employee base. We strive to foster an environment where all employees feel included, valued, respected and supported to unleash their full potential. Our Chief Human Resources Officer oversees the implementation of the Company’s human capital management strategy, including its Diversity, Equity, Inclusive & Belonging (DEI&B) initiatives. Our DEI&B efforts are supported by our management team. Highlights include:

•

Inclusion of diversity into talent development goals for executives and implemented diverse hiring practices

•

Continuation of corporate partnership with the Association of International Black Actuaries and Organization of Latino Actuaries and support for Stand with Asian Americans

Our global reach affords us a unique opportunity to improve the health and prosperity of communities around the world. Our offices work directly with communities to support local causes. These efforts include programs and partnerships that leverage the skills, knowledge and enthusiasm of our employees’ volunteerism.

Our group underwriting guidelines:

•     Incorporate climate risk considerations

•

Require strict adherence to compliance and regulatory obligations, including global efforts to reduce funding of terrorism, corruption and human rights violations

•

Require underwriting decisions to be taken with the purpose of improving the overall profit, while using the latest underwriting techniques and tools and balancing with experience and common sense

•

Structure compensation of underwriting operations to promote prudent risk taking and long-term profitability

•

Use diversification, strong accumulation controls and reinsurance to adjust risks to acceptable tolerance levels

We have recently evaluated our insurance and reinsurance portfolio to reduce climate risk within the portfolio.

INVESTMENTS

We work with a number of asset managers who have implemented procedures to identify, manage and monitor certain sustainability risks related to governance events, such as: lack of diversity on boards; inadequate external or internal audit; bribery and corruption; lack of scrutiny of executive pay; poor safeguards on personal data and information technology security.

COMPLIANCE & ETHICS	ENVIRONMENTAL STEWARDSHIP & SUSTAINABILITY

The Sustainability Council defines the Company’s approach to sustainability and broader environmental, social and governance concerns. We aim to conduct our business in a manner that respects the human rights and dignity of all, and we support international efforts to promote and protect human rights, including an absolute opposition to slavery and human trafficking. We have formalized our positions on human rights in various Company policies and other commitments, including:

•   Code of Business Conduct and Ethics

•   Modern Slavery Statement

•   Vendor Code of Conduct

•   Respectful Work Policy

Our Board adopted a global Environmental Policy Statement that sets forth our commitment to operating a sustainable business, endorsing sustainability initiatives, supporting organizations that foster sustainability in our communities, and proactively setting sustainability goals. For more information about our commitments, please refer to our Environmental Policy Statement located on our website at investors.siriuspt.com/governance/governance-documents.

We are a part of ClimateWise, a global network of leading insurance industry organizations, working to directly support society as it responds to the risks and opportunities of climate change.

For more information about our Sustainability initiatives, please refer to our website at: www.siriuspt.com/esg.

STAKEHOLDER ENGAGEMENT

WHY WE ENGAGE

Our directors and management recognize the benefits that come from robust dialogue with shareholders and other relevant stakeholders and we have embraced an active engagement strategy. We engage with stakeholders through the year in order to:

Provide visibility and transparency into our business, our performance and our corporate governance and compensation practices;
Discuss with our shareholders the issues that are important to them, hear their expectations for us and share our views; and
Assess emerging issues that may affect our business, inform our decision making, enhance our corporate disclosures and help shape our practices.

HOW WE ENGAGE

In 2023, we engaged with existing and new investors and other key stakeholders. We strive to increase visibility among the investment community and increase engagement with existing investors.

SiriusPoint leaders	discussed these topics	with our stakeholders	through various venues
• Executive Leadership Team • Senior Management • Secretary • Head of Investor Relations and Strategy	• Our business • Governance • Executive Compensation	• Investors • Regulators • Rating Agencies	• Investor Meetings • Quarterly Earnings Calls • Investor Conferences • Annual Shareholder Meeting

ACTIONS TAKEN BY THE BOARD FOLLOWING STAKEHOLDER ENGAGEMENT

Stakeholder feedback is delivered to our Board and is considered in connection with the Board’s strategy for the Company’s transformation and turnaround.

DIRECTOR NOMINATING PROCESS

The Board is responsible for nominating candidates for election to the Board and for filling vacancies on the Board that may occur between annual general meetings of shareholders. The Governance and Nominating Committee is responsible for identifying, screening and recommending candidates to the Board for Board membership. When formulating its recommendations, the Governance and Nominating Committee may also consider advice and recommendations from others, including shareholders, as it deems appropriate. The Governance and Nominating Committee will identify and consider candidates suggested by outside directors, management and/or shareholders and evaluate them in accordance with its established criteria.

The Governance and Nominating Committee and the Board believe that diversity along multiple dimensions, including opinions, skills, perspectives, personal and professional experiences, gender, race and cultural diversity, and other differentiating characteristics, is an important element of its nomination recommendations. The Governance and Nominating Committee has not identified any specific minimum qualifications which must be met for a person to be considered as a director candidate. However, Board candidates are selected based upon various criteria, including: business and professional experience, judgment, diversity, age, skill, background, education, time availability in light of other commitments, and such other relevant factors that the Governance and Nominating Committee considers appropriate in the context of the needs of the Board.

The Board requires at least two diverse candidates to be included in the pool for all director searches and evaluates a nominee’s experience, gender, race, age, ethnicity, national origin, sexual orientation, skills and other qualities.

BOARD DIVERSITY SNAPSHOT

The graphics below illustrate the diversity of experience represented on our Board:

OUTSIDE ADVISORS

Our Board and each of its Committees may retain outside advisors and consultants of their choosing at the Company’s expense. The Board need not obtain management’s consent to retain outside advisors. Since 2021, the Compensation Committee has retained Mercer (US) Inc. (“Mercer”) to provide advice on executive compensation matters, including the Compensation Discussion and Analysis contained in this proxy statement. In connection with Mercer’s retention, the Compensation Committee conducted an assessment of potential conflicts of interest, considering various factors including the six factors mandated by the NYSE rules, and no conflicts of interest relating to its services were identified. See “Role of the Compensation Consultant” in the Compensation Discussion and Analysis for more information regarding the services provided by Mercer.

COMMITTEE CHARTERS & CODE OF BUSINESS CONDUCT AND ETHICS

The committee charters are reviewed at least annually, and each Committee recommends any proposed changes to the Board for approval. The charters of the Audit Committee, Compensation Committee, and Governance and Nominating Committee as well as the Corporate Governance Guidelines, the Code of Business Conduct and Ethics, and our Environmental Policy Statement are available on our website at investors.siriuspt.com/governance/governance-documents and may also be obtained upon request without charge by writing to:

SiriusPoint Ltd. Attention: Secretary Point Building 3 Waterloo Lane Pembroke HM 08, Bermuda

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During the fiscal year ended December 31, 2023, there were no compensation committee interlocks or insider participants. During 2023, none of the members of our Compensation Committee was an officer or employee of our Company, and during fiscal year 2023, no executive officers served as a member of a board of directors or compensation committee of any entity that has one or more executive officers or directors serving on our Board and/or Compensation Committee. None of the members of the Compensation Committee during fiscal year 2023 had any relationship requiring disclosure under Item 404 of Regulation S-K for the fiscal year ended December 31, 2023.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS

The Company has adopted a Related Person Transaction Policy pursuant to which our executive officers, directors, director nominees and principal shareholders, including their immediate family members, and any firm, corporation or other entity in which any of the foregoing persons is a general partner, limited partner or 10% beneficial owner are not permitted to enter into a related person transaction with us without the consent of our Audit Committee, another independent Committee of our Board or the full Board. Any request for us to enter into a transaction in which an executive officer, director, principal shareholder or any of such persons’ immediate family members has a direct or indirect material interest is required to be presented to our Audit Committee for review, consideration and approval.

All of our directors, executive officers and employees are required to report to our Audit Committee any such related person transaction. In approving or rejecting the proposed transaction, our Audit Committee takes into account, among other factors it deems appropriate, whether the proposed related person transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the related person’s interest in the transaction and, if applicable, the impact on a director’s independence. Under the policy, if we should discover related person transactions that have not been approved, our Audit Committee will be notified and will determine the appropriate action, including ratification, rescission or amendment of the transaction. A copy of our Related Person Transaction Policy is available on our website at: investors.siriuspt.com/governance/governance-documents.

RELATED PERSON TRANSACTIONS

The following is a description of certain relationships and transactions involving amounts in excess of $120,000 that the Company has entered into or participated in with our directors, officers, major shareholders and certain other related persons since January 1, 2023.

CM Bermuda Investor Rights Agreement

On February 26, 2021, as part of the merger of Third Point Reinsurance Ltd. and Sirius International Insurance Group, Ltd., SiriusPoint Ltd. entered into an investor rights agreement (the “IRA”) with CM Bermuda. The IRA provided for, among other things, a standstill arrangement whereby CM Bermuda or its affiliates would not take any action in support of or make any proposal with respect to controlling, changing, or influencing the Company’s management business, capitalization or corporate structure. The standstill provisions terminate on the date in which CM Bermuda or its affiliates no longer have a designated representative on the Company’s board of directors. On April 5, 2024, CMIG International affirmed in writing that Mr. Tan is no longer a representative of CMIG International on the Board as of April 5, 2024 and that until such time that CM either designates in writing a person to serve as its representative, or notifies the Company of its intent not to designate a representative, all terms under the IRA shall remain effective as if CMIG International has designated a representative on the Board.

Joint Venture and Investment Management Agreements

Daniel S. Loeb, an affiliate of Third Point LLC, has sole voting and dispositive power over approximately 8.9% of the common shares of the Company (as of March 15, 2024). As long as ownership by Third Point LLC and its affiliates (“Third Point”) persons remains in excess of 5% of the voting securities of the Company, Third Point is a related person. See “Security Ownership of Certain Beneficial Owners and Management.”

On July 31, 2018, Third Point Reinsurance Ltd. (as predecessor to the Company), Third Point Re BDA and Third Point Re USA entered into the Amended and Restated Exempted Limited Partnership Agreement (the “2018 LPA”) of Third Point Enhanced LP (“TP Fund”) with Third Point Advisors L.L.C. (“TP GP”) and others, effective August 31, 2018. The 2018 LPA was subsequently amended and restated in 2019 and 2020, and on February 23, 2022, the Company entered into the Fourth Amended and Restated Exempted Limited Partnership Agreement of TP Fund with TP GP and the other parties thereto (the “TP Fund LPA”).

Pursuant to an investment management agreement between Third Point LLC and TP Fund, dated July 31, 2018, and as amended and restated on February 28, 2019, Third Point LLC is the investment manager for TP Fund. In addition, on July 31, 2018, Third Point Re BDA and Third Point Re USA (together the “TPRE Limited Partners”) and TP Fund executed a Subscription Agreement pursuant to which the TPRE Limited Partners transferred certain net investment assets and related liabilities from their separate accounts to TP Fund, and TP Fund issued limited partner interests to the TPRE Limited Partners proportionate to and based on the net asset value transferred by each such entity on the applicable transfer date. Certain collateral assets consisting of debt securities and restricted cash were not transferred to TP Fund but are also managed by Third Point LLC under a separate investment management agreement, as discussed below under “—Investment Management Agreement.”

For more information regarding the TP Fund LPA and the 2022 IMA (as defined below), please refer to the summary below.

LIMITED PARTNERSHIP AGREEMENT OF THIRD POINT ENHANCED LP

Term and Termination Rights

The TP Fund LPA has a term ending on March 31, 2026, subject to automatic renewal for additional successive two-year terms unless a party notifies the other parties, with one year’s prior notice before the end of a term, that it wishes to terminate the TP Fund LPA at the end of such term. We may terminate the TP Fund LPA in certain circumstances, including (1) at any time upon the written consent of the TPRE Limited Partners and TP GP or (2) upon the death, long-term disability or retirement of Daniel S. Loeb, or the occurrence of other circumstances in which Mr. Loeb is no longer directing the investment program of Third Point LLC or actively involved in the day-to-day management of Third Point LLC.

Withdrawal Rights

Under the TP Fund LPA, we may withdraw our capital accounts in TP Fund (i) in full on March 31, 2026, and each successive two-year anniversary of such date or (ii) in accordance with the other withdrawal rights set forth in the TP Fund LPA.

Incentive Allocations

With respect to each of the TPRE Limited Partners, TP GP receives incentive allocations. An incentive allocation crystallizes as of each December 31, each withdrawal date that a TPRE Limited Partner effects a withdrawal, other than December 31, in respect of the amount withdrawn and if TP Fund is dissolved on a date other than December 31, the termination date (each an “Incentive Allocation Period”). Reallocation of a TPRE Limited Partner’s capital account as of a crystallization date is divided between the TPRE Limited Partner and TP GP as follows: 20% of the result of (x) the Net Increase (as defined in the TP Fund LPA) (if any) of the Capital Account (as defined in the TP Fund LPA) of a TPRE Limited Partner during such Incentive Allocation Period, minus (y) the Management Fee (as defined in the TP Fund LPA) debited from such Capital Account for such Incentive Allocation Period, minus (z) such partner’s Loss Recovery Account (as defined in the TP Fund LPA) balance for such Incentive Allocation Period, shall be reallocated to TP GP (the “Incentive Allocation”). TP GP, in its discretion, may elect to reduce, waive or calculate differently the Incentive Allocation, with respect to any TPRE Limited Partner.

Management Fee

Pursuant to the TP Fund LPA, Third Point LLC is entitled to receive monthly management fees. Prior to the amendment and restatement of the TP Fund LPA and the 2022 IMA (as defined below), management fees were charged at the TP Fund level and were calculated based on 1.25% of the assets under management in TP Fund and multiplied by an exposure multiplier computed by dividing the average daily investment exposure leverage of the TP Enhanced Fund (as defined below) by the average daily investment exposure leverage of the Third Point Offshore Master Fund L.P. (“Offshore Master Fund”). Third Point LLC also serves as the investment manager for the Offshore Master Fund. Following the 2022 amendment and restatement of the TP Fund LPA, Third Point LLC is entitled to a fixed monthly management fee equal to 1.25% of the balance of each Capital Account (determined as of the beginning of the month before the accrual of the performance allocation and not including any exposure leverage of the TP Fund or any Capital Account).

INVESTMENT MANAGEMENT AGREEMENT

On August 6, 2020, Third Point LLC (d/b/a Third Point Insurance Portfolio Solutions) (“TPIPS”) and the Company entered into an Investment Management Agreement, effective as of February 26, 2021 (the “TPIPS IMA”), pursuant to which TPIPS serves as investment manager to the Company and provides investment advice with respect to the investable assets of the Company, other than assets that the Company may withdraw from time to time as working capital. On February 23, 2022, the Company entered into an Amended and Restated Investment Management Agreement (the “2022 IMA”) with Third Point LLC and the other parties thereto, which amended and restated the TPIPS IMA.

Pursuant to the 2022 IMA, Third Point LLC provides discretionary investment management services with respect to a newly established TP Optimized Credit portfolio (the “TPOC Portfolio”), subject to investment and risk management guidelines, and continues to provide certain non-discretionary investment advisory services to the Company. The Company agreed to contribute to the TPOC Portfolio all amounts withdrawn from TP Fund on November 30, 2021, December 31, 2021 and January 31, 2022 that were not invested or committed for investment in other Third Point strategies.

Term and Termination Rights

The 2022 IMA will continue with respect to the TPOC Portfolio until the first of the following events to occur: (1) as of any month-end upon at least 120 days’ prior written notice from Third Point LLC, (2) upon the complete withdrawal of all of the assets in the TPOC Portfolio or (3) 45 days’ following the mutual agreement of the Company and Third Point LLC to terminate. The term of the 2022 IMA with respect to the advisory services may be terminated by the Company as of any calendar month-end, with at least 30 days’ prior notice. The Company and Third Point LLC have certain other termination rights as set forth in the 2022 IMA.

Withdrawal Rights

Under the 2022 IMA, we may withdraw our capital accounts in TPOC Portfolio (i) in full on March 31, 2026 and each successive anniversary of such date or (ii) in accordance with the other withdrawal rights set forth in the 2022 IMA.

Incentive Fees

Under the 2022 IMA, the Company is obligated to pay Third Point LLC, from the assets of each sub-account, an annual incentive fee equal to 15% of out-performance over a specified benchmark for the investment management services provided in respect of the TPOC Portfolio. On March 31, 2026 or upon the termination of the 2022 IMA if earlier, an incentive fee in respect of each sub-account will be determined and paid as if such date were the last day of a calendar year. In addition, immediately after giving effect to such incentive fee payment, Third Point LLC will calculate a notional incentive fee in respect of each remaining sub-account on a cumulative basis from the establishment of such sub-account through such date as if no incentive fee had been paid in respect of such sub-account on or prior to such date, adjusted to account for withdrawals and management fees, in an amount equal to 20% for the first 2.5% of out-performance in respect of each sub-account, 25% for the next 2.5% of out-performance in respect of each sub-account and 30% of any further out-performance in respect of each sub-account. If such calculated amount exceeds the aggregate incentive fee actually paid with respect to any such sub-account, the Company is obligated to pay Third Point LLC the amount of such excess from each applicable sub-account.

Management Fees

The Company is obligated to pay Third Point LLC a monthly management fee equal to one twelfth of 0.50% (0.50% per annum) of the TPOC Portfolio, net of any expenses, and, during the investment advisory term concluded on February 26, 2024, a fixed advisory fee for Third Point LLC investment advisory services, which has been fully paid by the Company.

Standstill Agreement with Mr. Daniel S. Loeb

On August 9, 2023, the Company entered into a standstill agreement with Daniel S. Loeb, which provides that he will not, subject to certain limited exceptions, make a take-over or purchase proposal for the Company or acquire more than 9.5% of the outstanding shares of the Company or an amount of ownership requiring regulatory approval. Further, the standstill agreement provides that Mr. Loeb would not take any action in support of or make any proposal with respect to controlling, changing or influencing the Company’s management, business, capitalization or corporate structure. The standstill agreement terminates on July 1, 2025 or a potential earlier date, subject to certain terms and conditions.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Any interested parties desiring to communicate with the Board or any of the independent directors regarding the Company may directly contact such director(s) by delivering such correspondence to such director(s) (or the entire Board) by e-mail to secretary@siriuspt.com or by mail at the following address:

SiriusPoint Ltd. Attention: Secretary Point Building 3 Waterloo Lane Pembroke HM 08, Bermuda

The Secretary will not forward to the Board, any Committee or any director communications of a personal nature or not related to the duties and responsibilities of the Board, including, without limitation, junk mail and mass mailings, business solicitations, routine customer service complaints, new product or service suggestions, opinion survey polls or any other communications deemed by the Chief Legal Officer to be immaterial to the Company.

The Audit Committee of the Board has established procedures, including through the use of a third party hotline, for employees, shareholders and others to submit confidential and anonymous reports regarding accounting, internal accounting controls or auditing matters. Details of the hotline are available on our website at www.siriuspt.com.

DIRECTOR COMPENSATION

COMPENSATION OF DIRECTORS FOR FISCAL YEAR 2023

The Director Compensation Policy provides for payment to each independent director of both an annual cash retainer and one or more grants of restricted shares.

Annual Cash Retainer

Pursuant to the terms of our Director Compensation Policy, our independent directors were entitled to receive an annual cash retainer of $137,500 per year, but with supplementary payments for independent directors in certain roles as follows:

◦	Lead Independent Director of the Board: $50,000;

◦	Non-Executive Chair of the Board: $100,000;

◦	Chairs of the Audit and Risk and Capital Management Committees: $35,000 (in the case of the Risk and Capital Management Committee, effective October 2023); and

◦	Chairs of the Investment, Compensation, and Governance and Nominations Committees: $20,000 (effective October 2023).

Annual cash retainers are paid in arrears in equal quarterly installments, and are prorated for partial years of Board service based on the number of days served by the applicable independent director during any such year.

Equity Incentive Grants

Pursuant to the terms of the Director Compensation Policy, each independent director is entitled to receive an annual grant of restricted shares with a grant date value of $137,500 (or such higher amount as approved by the Board). Beginning in 2023, restricted share grants are typically made on or around the date of the annual general meeting of shareholders, with the number of shares being calculated based on the fair market value of a common share of the Company on the date of grant, and vest on the date of the next annual meeting of shareholders following the date of such grant, subject to the director’s continued service through such vesting date. For independent directors who join the Board after the grant date for the annual restricted share grant, but within the same year as such grant, beginning in June 2023, such directors will receive a restricted share grant equal to 50% of the annual restricted share grant for the year. Any independent directors that join the Board on or after January 1st of an applicable year and prior to the date of the annual grant will not be entitled to a pro-rated award for such period of service, but will receive their first award at the time of the next annual grant.

In addition, prior to October 2023, each independent director who joined the Board received an additional initial grant of restricted shares with a grant date value of $250,000 (or such higher amount as approved by the Board), which was scheduled to vest in three equal installments on the first three anniversaries of the day the director commenced service with the Board, subject to their continued Board service through the applicable vesting date. Mr. Masojada was appointed to the Board effective as of May 2, 2023 and received an initial equity grant with a grant date fair value of $250,000. In October 2023, the Board eliminated the practice of granting an initial equity award for the first year of Board service.

All restricted share grants made in 2023 were subject to the SiriusPoint Reinsurance Ltd. 2013 Omnibus Incentive Plan (the “2013 Omnibus Incentive Plan”) or, depending on the time of the effective date of the grant, the

SiriusPoint Ltd. 2023 Omnibus Incentive Plan (the “2023 Omnibus Incentive Plan”) and applicable award agreements entered into between the Company and the director, including vesting and forfeiture provisions. The restricted share awards (other than initial grants of restricted shares in connection with the director’s appointment to the board) granted during 2023 are scheduled to fully vest on June 1, 2024, subject to the director’s continued Board service through the vesting date.

Our directors who are not independent (including those who are our employees) do not receive compensation for serving as members of our Board. As a result, Messrs. Egan, Tan and Loeb were not compensated for their services as directors during 2023 (with the exception that Mr. Tan did receive the one-time special committee fee described below). However, all directors are reimbursed for reasonable expenses incurred in attending meetings and carrying out duties as Board and committee members, including attendance at educational seminars and other expenses directly related to the Company’s business.

Special Committee Fee

Following the expression of interest received from Third Point LLC in April 2023 regarding the potential acquisition of all, or substantially all, of the outstanding stock of the Company, the Board formed a special committee to consider and evaluate options for the corporate direction of the Company. All directors serving at that time, excluding Messrs. Egan and Loeb, received a one-time fee of $60,000 in compensation for the additional time commitment involved.

2023 DIRECTOR COMPENSATION

	FEES EARNED OR PAID IN CASH	RESTRICTED SHARE AWARDS(1)(2)	OPTION AWARDS	ALL OTHER COMPENSATION	TOTAL
NAME	($)	($)	($)	($)	($)
Rafe de la Gueronniere (3)	202,500	137,500	—	—	340,000
Gretchen A. Hayes (4)	117,731	—	—	—	117,731
Sharon M. Ludlow (5)	448,202	137,500	—	—	585,702
Bronek Masojada (6)	149,572	387,500	—	—	537,072
Mehdi A. Mahmud (3)	202,500	137,500	—	—	340,000
Franklin (Tad) Montross IV (3)	206,250	137,500	—	—	343,750
Jason Robart (3)	202,500	137,500	—	—	340,000
Peter Wei Han Tan (7)	60,000	—	—	—	60,000
Daniel S. Loeb	—	—	—	—	—

(1)	The restricted shares were awarded to the independent directors on June 15, 2023 under our 2023 Omnibus Incentive Plan. Restricted shares awarded on June 15, 2023 will vest on June 1, 2024, subject to the director’s continued service through such date. In addition, Mr. Masojada was awarded additional restricted shares on May 8, 2023 under our 2013 Omnibus Incentive Plan, with a grant date fair value of $250,000 in connection with his appointment to the Board. As of December 31, 2023, our non-employee directors during 2023 had the following number of outstanding restricted shares:

NAME	NUMBER OF UNVESTED RESTRICTED SHARES	NAME	NUMBER OF UNVESTED RESTRICTED SHARES
Rafe de la Gueronniere	22,865	Franklin (Tad) Montross IV	22,865
Gretchen A. Hayes	7,936	Jason Robart	38,304
Sharon M. Ludlow	22,865	Peter Wei Han Tan	—
Mehdi A. Mahmud	22,865	Daniel S. Loeb	—
Bronek Masojada	41,840

(2)	The amounts reported in this column are valued based on the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, modified to exclude the effect of estimated forfeitures. The fair value was determined using the methodology and assumptions set forth in Note 18, “Share-Based Compensation and employee benefit plans,” to the Audited Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2023, which are hereby incorporated herein by reference.

(3)	Messrs. Gueronniere, Mahmud, Montross IV and Robart each received a base fee of $137,500, the special committee fee of $60,000, and a pro-rated supplemental fee for each such director as a result of their service as Chairs of the Investment, Governance and Nominations, Risk and Capital Management, and Compensation Committees, respectively, for the period from October through December of 2023.

(4)	Reflects prorated fees earned from January 1, 2023 through June 1, 2023, the effective date of Ms. Hayes’s resignation from our Board, as well as the special committee fee of $60,000.

(5)	Ms. Ludlow received a base fee of $137,500. In addition, Ms. Ludlow received additional fees approved by the Board for additional services in the year in order to take into account the extent of the changes being undertaken by the Company during this period. These fees included a fee for services as Interim Chair for the period between January 1, 2023 and May 31, 2023 of $146,952, a fee for services as Audit Committee Chair for the period between January 1, 2023 and June 2023 of $86,250 and from July to December of 2023 of $17,500, and the special committee fee of $60,000.

(6)	Reflects prorated fees earned from May 2, 2023, the effective date of Mr. Masojada’s appointment to our Board through December 31, 2023, as well as the special committee fee of $60,000, and a pro-rated supplementary fee payment as result of his appointment as non-executive Chair of the Board effective as of June 1, 2023.

(7)	Mr. Tan does not receive regular director fees. However, he did receive the $60,000 special committee fee.

EXECUTIVE OFFICERS

The following table sets forth information regarding the individuals who serve as our executive officers.

NAME	AGE	POSITION
Scott Egan	52	Chief Executive Officer & Director
Stephen Yendall	48	Chief Financial Officer
David E. Govrin	60	Group President and Chief Underwriting Officer
Robin Gibbs	49	Chief Executive Officer, SiriusPoint International

SCOTT EGAN

KEY EXPERIENCE AND QUALIFICATIONS

The Board considered Mr. Egan’s over 25 years of industry experience and service as the Chief Executive Officer of Royal Sun Alliance (RSA) UK & International, and Mr. Egan’s experience as CEO of the Company, and concluded that Mr. Egan should continue to serve as a director because he brings a diverse set of skills, breadth of knowledge and valuable financial, strategic and risk management experience to our Board.

CAREER HIGHLIGHTS

•    SiriusPoint Ltd.

◦     CEO (September 21, 2022 to present)

•     Royal Sun Alliance (RSA) UK & International, a multinational general insurance company

◦     Chief Executive Officer (January 2019 to December 2021)

◦     Group Chief Financial Officer (September 2015 to December 2018)

•  Towergate Insurance Limited, a European insurance intermediary

◦     Interim Chief Executive Officer and Chief Financial Officer (April 2012 to September 2015)

EDUCATION

•     Masters Business Administration, Cranfield School of Management

•    Chartered Institute of Management Accountants, Member

Chief Executive Officer since 2022 Age 52

STEPHEN YENDALL

CAREER HIGHLIGHTS

•    SiriusPoint Ltd.

◦     Chief Financial Officer (October 2022 to present)

•     Guy Carpenter Inc., a company providing global risk and reinsurance solutions and a subsidiary of Marsh & McLennan Companies, Inc.

◦     Managing Director (October 2021 to October 2022)

•     RSA Canada Group, a Canadian general insurer

◦     Chief Financial Officer and Chief Operating Officer (August 2018 to October 2021)

•    Ernst & Young LLP, a public accounting firm

◦     Partner (June 2016 to August 2018)

EDUCATION • BA, University of Waterloo

Chief Financial Officer since October 2022 Age 48

DAVID E. GOVRIN

CAREER HIGHLIGHTS

•    SiriusPoint Ltd.

◦    Global Chief Underwriting Officer and President, Americas Reinsurance (March 2021 to present)

•    Third Point Reinsurance (USA) Ltd.

◦    President (May 2019 to March 2021)

◦    Head of Business Development (February 2019 to 2021)

•    Berkshire Hathaway’s Reinsurance Group, a reinsurance company

◦    Vice President and key member of the underwriting team (2012 to 2019)

•    Hudson Insurance Capital Partners, a specialty insurance focused private equity fund of approximately $200 million

◦    Founder (2007)

•    Sierra Re Advisors, a boutique reinsurance intermediary

◦    Founder (2006)

•    Ritchie Capital Management, an alternative asset manager

◦    Managing Director/ILS Fund Manager (2005 to 2006)

•     Citigroup

◦     Director, Structured Insurance Products group (2002 to 2004)

•     Goldman Sachs

◦     Vice President, Initial member of the Insurance Products Group developing the ILS market (1997 to 2002)

•     Guy Carpenter

◦    Senior Vice President, property account executive executing and developing traditional, structured, and capital markets products (1989 to 1997)

•     Dean Witter Reynolds

◦     Fixed income operations, sales and trading (1986 to 1989)

•     Horizon Bank

◦     Commercial Credit Analyst (1985 to 1986)

EDUCATION

•    Master of Business Administration in Finance, NYU’s Stern School of Business

•     Bachelor of Science in Finance and Real Estate, University of Denver

Global Chief Underwriting Officer and President, Americas Reinsurance since March 2021 Age 60

ROBIN GIBBS

CAREER HIGHLIGHTS

•    SiriusPoint Ltd.

◦     Chief Executive Officer, SiriusPoint International (December 2022 to present)

•    RSA Insurance Group, a British multinational general insurance company

◦

Commercial Managing Director, Commercial Risk Solutions Managing Director, Mobility Insurance Managing Director, Director of Regions, Delegated Business Managing Director, Interim Mid-Market Managing Director, Strategy Director, Head of Underwriting, New Business Manager (September 2001 to December 2022)

EDUCATION • Bachelor’s Degree, Aston Business School

Chief Executive Officer, SiriusPoint International since December 2022 Age 49

EXECUTIVE COMPENSATION

PROPOSAL 2	ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION (SAYON-PAY)
TO APPROVE, BY A NON-BINDING ADVISORY VOTE, THE EXECUTIVE COMPENSATION PAYABLE TO THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THIS PROXY STATEMENT

As a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and in accordance with Section 14A of the Exchange Act, the Company’s shareholders are entitled to approve, on an advisory basis, the compensation of our named executive officers (“NEOs”). This non-binding advisory vote, commonly known as a “Say-on-Pay” vote, gives our shareholders the opportunity to express their views on our NEOs’ compensation. This vote is not intended to address any specific item of compensation but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this proxy statement.

As described in detail under “Compensation Discussion and Analysis,” our compensation programs are designed to

•	attract, motivate and retain executives of outstanding ability to meet and exceed the demands of our business,

•	focus management on optimizing shareholder value and fostering an ownership culture,

•	create appropriate rewards for outstanding performance and reduced compensation for underperformance, and

•	be competitive and foster collaboration by rewarding executives for their contribution to our overall performance and financial success.

We believe our compensation program is effective, appropriate and strongly aligned with the long-term interests of our shareholders and that the total compensation packages provided to our NEOs are reasonable and not excessive.

For these reasons, the Board is asking shareholders to vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

As an advisory vote, this Proposal 2 is not binding on the Board or the Compensation Committee (or any other committee of the Board), will not overrule any decisions made by the Board or the Compensation Committee (or any other committee of the Board) and will not require the Board or the Compensation Committee (or any other committee of the Board) to take any specific action. The outcome of this vote does not create or imply any change to the fiduciary duties of the Company or its Board or any of its committees (or any individual member thereof), or create or imply any additional fiduciary duties. Although the vote is non-binding, the Board and the Compensation Committee value the opinions of our shareholders, and will carefully consider the outcome of the vote when making future compensation decisions for our NEOs.

COMPENSATION DISCUSSION AND ANALYSIS

I.	OVERVIEW

This Compensation Discussion and Analysis (“CD&A”) provides an overview of the business context and results, as well as the material components of our executive compensation program, and the compensation of our NEOs.

Our NEOs for fiscal year 2023 were the following executive officers who served during fiscal year 2023:

●	Scott Egan, Chief Executive Officer and Director

●	Stephen Yendall, Chief Financial Officer

●	David E. Govrin, Group President and Chief Underwriting Officer

●	Rob Gibbs, President & CEO, SiriusPoint International

●	Stuart Liddell, Former Global President, Accident & Health (until July 12, 2023)

II.	EXECUTIVE SUMMARY

2023 Performance Highlights

2023, the first full year of performance of the new CEO, Scott Egan, and his leadership team, aligned with financial and operational success for the Company. The appointment of Scott in the final quarter of 2022 led to the rapid appointment of several new members to the leadership team in late 2022 and early 2023 during which the Company went through a review of strategy to support a turnaround of the performance of the business. This strategic review resulted in both a rebalancing of the focus of the lines of business, and a review of the portfolio of Managing General Agents (“MGAs”) and strategic partnerships. Alongside this, Scott’s team conducted a complete review of the target operating model of the business and progressed the execution of work to radically change the culture of the business.

The Company delivered an exceptionally strong set of financial results, with much improved underwriting and investment performance. The Company’s major performance accomplishments of 2023 included, but are not limited to, the following:*

●	Continued share price recovery, totaling a 132.0% increase since the CEO’s hire, with a 96.6% share price increase over the 2023 fiscal year.

●	Core underwriting income was $250.2 million (89.1% combined ratio) for 2023, compared to an underwriting loss of $34.8 million (101.6% combined ratio) for 2022.

●	The net income available to SiriusPoint common shareholders was $339 million, an improvement of $742 million compared to 2022, supported by positive investment results and net services fee income.

●	Performance was strengthened by the completion of our cost savings program, which delivered more than $50 million of overhead expense savings, which was ahead of the 2024 targeted date of completion.

●	The Company’s S&P credit rating was revised upwards to A- Stable.

 *Note: Certain of these compensation performance metrics are non-GAAP financial measures. Please see Appendix A for our calculation of these measures and a reconciliation to the most directly comparable GAAP financial measures.

More broadly, the Board believes that the new team have done an exceptional job turning around the fortunes of the business as evidenced by the following:

●	The business has been simplified and the balance sheet has been much improved.

●	The foundations of the business have been strengthened through reducing volatility, the delivery of a loss portfolio transfer of legacy policies for 2021 and prior underwriting years and significant progress on risk management.

●	Significant changes have been made at both Executive Leadership Team level and through the wider Senior Leadership Team to develop a team of leaders with the right caliber and capability to deliver on both the turnaround and to build a sustainable business that can go on to become best in class.

●	Culture has changed dramatically and has been a key leadership priority since the team believes a healthy, performance-oriented culture will help us to attract and retain the right people and incentivize our team to keep delivering on our promises to our stakeholders. The team has rolled out a very clear Purpose, Vision, and Values throughout the business alongside a set of very clear statements about the desired culture, which has been very well received in the business.

●	Our first employee engagement survey was delivered in June 2023, and we were delighted to receive an 81% response rate and an engagement rate of 75%. Key highlights from the survey were very strong scores for leadership and alignment. Key areas to focus on were pride in the business and well-being and these have been core action plans through 2023. Listening groups across our various sites since the survey suggest that our actions are having the desired effect on these key areas. Leadership development is also a key priority focus for 2024 as we seek to build a culture and a business that is sustainable and proud.

The above illustrates the context for the compensation decisions taken for the performance year 2023. The focus of the team as we continue into 2024 is to build on last year’s progress, retain our underwriting-first approach, continue focusing on sustainability and to move the business forward to ultimately becoming best in class.

For further information regarding the Company’s financial performance in the year ended December 31, 2023, please refer to our Form 10-K filed with the Securities Exchange Commission on February 29, 2024.

SiriusPoint’s 2023 Compensation Highlights

SiriusPoint’s 2023 executive compensation program is designed to link pay and performance, with a significant majority of our NEO’s direct compensation delivered as at-risk, variable compensation (in the form of both short-term cash incentives and longer-term equity incentives). The program is designed to be aligned with the interests of shareholders by tying executive compensation to metrics that we believe support the creation of long-term shareholder value. It is designed to be consistent with the Company’s:

●	executive compensation principles,

●	pay-for-performance philosophy, and

●	commitment to sound corporate governance and risk management.

In late 2022, and as noted in the 2022 proxy, the Compensation Committee recognized that putting optimal reward structures in place would be an essential underpinning of the turnaround and the embedding of a high-performance culture. A complete review was carried out and new short-term and long-term incentive plans were put in place to coincide with the start of the 2023 financial year. These were designed to focus the Executive

Leadership Team and the rest of the business on the fundamental drivers of success in the business. The key changes made were as follows:

●	The short-term incentive plan was made up of two components: Core Combined Ratio (70%) and Strategic Objectives (30%). Importantly, nothing could become payable under this plan unless a threshold of Core Combined Ratio performance was delivered. This was designed to support the delivery of the ‘underwriting-first’ strategy that had been developed to clearly focus the business on underwriting results.

●	The long-term incentive plan was made up of a combination of performance-based restricted stock unit (PSU) (75%) and time-based restricted stock unit (RSU) (25%) components. The PSU component is 100% driven by growth of net book value per share over a compound 3-year period and the RSU was designed as a retentive factor alongside the performance driven factor.

Full details of both plans can be found in the following sections of this report. These plans were considered as fundamental driving platforms to support the turnaround of the performance of the business and importantly to build a high-performance oriented culture.

In addition, the Committee reviewed and approved changes to its clawback policy, and a Risk Review from the Chief Risk Officer was included as part of its determination of the incentive plan results for the year, as part of good governance.

In 2023, the Company provided certain relocation benefits, many being one-time in nature, to our CEO in order to facilitate his relocation to Bermuda from the United Kingdom. These benefits were provided consistent with competitive market practices and to adequately compensate our CEO for the impact of his international relocation to lead our organization from its global headquarters.

SUMMARY OF OUR EXECUTIVE COMPENSATION PRACTICES

WHAT WE DO	WHAT WE DON’T DO
We focus on attracting and retaining superior and diverse executive talent	We do not award stock options with an exercise price below 100% of fair market value

We require officers and directors to satisfy meaningful share ownership requirements	We do not allow our directors, executive officers, employees and their related persons to pledge the Company’s securities as collateral for loans or for any other purpose

We seek to mitigate undue risk in compensation programs through informed performance goal-setting that considers multiple financial and non-financial factors	We do not allow our directors, executive officers, employees and their related persons to hedge the Company’s securities

Our Compensation Committee retains the services of an independent compensation consultant	We do not provide “gross-ups” for golden parachute taxes

We generally consider market and industry data when setting executive pay, using the median as a reference point to understand the general market	We do not reprice stock options unless approved in advance by our shareholders

We maintain a clawback policy applicable to executive officers in the event of a financial statement restatement, and, in January 2024, expanded this to allow recoupment for serious/gross misconduct	We do not incentivize excessive risk-taking through our compensation programs, and a review of risk events forms part of the Compensation Committee’s considerations when making award decisions

We offer double-trigger change-in-control benefits

PAY-FOR-PERFORMANCE ALIGNMENT

Our executive compensation program is designed to link pay and performance, with a significant majority of our NEO’s direct compensation delivered as at-risk, variable compensation (in the form of both short-term cash incentives and longer-term equity incentives). Our executive compensation program is designed to be aligned with the interests of shareholders by tying executive compensation to metrics that we believe support the creation of long-term shareholder value.

The Compensation Committee reviews and evaluates the performance and compensation of our NEOs annually, assessing performance in relation to the Company’s strategic, operational and financial performance over both the short and long-term. The Compensation Committee sets performance goals at the time of grant for all performance-based compensation that are designed to be challenging in order to create further executive alignment with the long-term interests of the Company’s shareholders. We believe that in 2023 the business performance and resultant impact on executive compensation were very much aligned with the delivery of strong shareholder returns.

●	Base salaries for the NEOs were unchanged between 2022 and 2023, with the exception of Mr. Egan’s base salary which was converted from British pounds to Bermudian dollars on his relocation to Bermuda from £945,000 ($1,141,229 based on the December 31, 2022 spot rate of 1.2076) to $1,100,000.

●	Long-term incentives were granted in 2023 in the form of PSUs, where vesting is contingent on company performance measures being achieved (75% weighting) and RSUs where vesting is subject to continued service (25% weighting). The target LTI opportunities for the NEOs reflect market practice, their experience and performance, retention considerations, and their employment agreements.

●	In light of the financial results outlined above, the Committee determined that the continuing NEOs would receive short-term incentive awards paid at 165% of target in respect of 2023.

These outcomes are discussed more fully in the main body of this report.

In light of the positive financial results outlined above, and consistent with the Company’s operating plan approved by the Board, the Committee determined to strengthen the incentive targets for 2024. The Core Combined Ratio target in the annual incentive plan is strengthened to 92.9% (from 95.7%), with a range from 93.9% to 89.9% (compared to a range of 96.7% to 92.7% for 2023); and the Tangible Net Book Value per Share growth target in the 2024-26 long-term incentive plan is increased to 9% per annum (from 8% annum in the 2023-25 long-term incentive plan), with the threshold to maximum target range also increased to 7-11% (from 6-10%).

Results of Say-on-Pay Vote

The Compensation Committee considers the outcome of the annual shareholder advisory vote on executive compensation when making decisions relating to the compensation of our NEOs and our executive compensation program generally. At our 2023 annual general meeting of shareholders, our shareholders approved the compensation paid to our then-serving NEOs in a non-binding advisory vote. Approximately 73% of the shareholders who voted on the proposal voted in favor of the proposal.

The 2023 say-on-pay vote related to compensation paid to NEOs during 2022. The Company reviewed feedback provided by Institutional Shareholder Services, and also solicited feedback from Messrs. Tan and Loeb (who, in addition to serving as members of our Board, are the Company’s two largest shareholders) to get a better understating of the say-on-pay voting results, and found that concerns related primarily to terms of the previous CEO’s departure, and the level of executive compensation in relation to performance. Given the appointment of new leadership at the end of 2022, the Compensation Committee had already begun to review the executive compensation program in November 2022, and put in place revised compensation programs in early 2023 which reflected changes to better align with shareholder interests, including as outlined above: (i) a revised short term incentive scheme aligned to Core Combined Ratio performance and in which zero payment will be made on any element of the plan until a threshold of Core Combined Ratio performance has been delivered, (ii) granting PSUs which are scheduled to vest based on our growth in the net book value per share over a three-year period and (iii) eliminating stock options from the 2023 long-term incentive program.

The Committee reviewed the say-on-pay results carefully, and after considering the shareholder support for the turnaround and the fact that significant positive changes had already been made to the Company’s executive compensation program, it concluded that it was not necessary to make further direct changes in response to the 2023 say-on-pay vote. However, for 2024, the Compensation Committee has reviewed the annual and long-term incentive financial targets and approved the use of increased targets under the 2024 compensation program in order to reflect the turnaround progress of the Company and its forward-looking plans, as well as to incorporate targets that are designed to be challenging, but achievable with strong performance.

III.	COMPENSATION DETERMINATION PROCESS

Our Compensation Committee leads a rigorous annual process to evaluate whether we offer compensation in accordance with our pay-for-performance philosophy.

EVALUATE		APPROVE
•	Market data from independent compensation consultant	•	Company performance metrics for annual and long-term compensation, and specific targets, thresholds and maximums for each measure
•	Peer group composition	•	Individual performance goals for NEOs
•	Ability of compensation program to attract and retain superior talent	•	Achievement of performance metrics for annual incentive plan and long-term incentive plan
•	Alignment of performance measures with overall strategy	•	Salary, benefits and target annual and long-term incentive compensation levels for NEOs
•	Feedback from annual-say-on-pay vote
DISCUSS
•	Progress against financial and strategic goals
•	Report from Chief Risk Officer on any material risk items, to inform incentive award decisions
•	Risk assessment of executive compensation program
•	Market and governance practices

IV.	COMPENSATION PHILOSOPHY AND OBJECTIVES

In 2023, the Compensation Committee used its Total Rewards Strategy to review, approve and oversee the Company’s executive compensation practices. The Company’s Total Rewards Strategy is to offer executives compensation, reward and benefit programs that align with the following principles and objectives:

●	Enable the Company to attract and retain superior talent, which we believe is critical to the Company’s performance;

●	Provide compensation and benefits packages that are competitive with other peer companies operating in the reinsurance and insurance industry;

●	Support a high-performance environment by linking pay with Company and individual performance to achieve the Company’s objective to grow the business and deliver superior returns to its investors;

●	Support alignment between risk management and reward, through design features and the embedding of provisions, such as a balance of fixed-variable pay; share ownership requirements; variable pay deferral through the use of long-term incentives; potential for risk review and adjustment of variable pay, such that a significant proportion of pay is ‘at-risk’; and

●	Focus on long-term performance to support shareholder value creation and retain executives.

V.	PEER GROUP

The Compensation Committee uses a peer group to evaluate executive compensation decisions. The Compensation Committee believes that the Company’s peer group should reflect the markets in which the Company competes for business, executive talent and capital. Accordingly, the peer group includes companies meeting one or more of the following peer group selection criteria:

1.	Industry and scope of business,
2.	Size based on revenue and market capitalization,
3.	Importance of capital allocation, investments and risk management, and
4.	Comparable pool of talent and global presence.

In May 2022, the Compensation Committee approved an updated peer group to better reflect the Company’s competitive compensation market following the merger of Third Point Reinsurance Ltd. and Sirius International Insurance Group, Ltd. Utilizing the peer group selection criteria described above and considering the availability of disclosure data for benchmarking purposes, five new peers were added to the Company’s peer group (Markel Corporation, W.R. Berkley Corporation, The Hanover Insurance Group, Inc., Selective Insurance Group, Inc. and Employers Holdings, Inc.) while three peers were removed (Beazley plc, Lancashire Holdings Limited, and Greenlight Capital Re, Ltd.).

This peer group was used to determine the initial compensation of the CEO and Chief Financial Officer in 2022 and the compensation for each of the NEOs during 2023. The compensation peer group consisted of the following companies:

● Argo Group International Holdings Ltd.	● The Hanover Insurance Group, Inc.		● RenaissanceRe Holdings Ltd.
● Axis Capital Holdings Ltd.	● Hiscox Ltd.		● RLI Corp.
● Employers Holdings, Inc.	● James River Group Holdings, Ltd.		● Selective Insurance Group, Inc.
● Enstar Group Limited	● Markel Corporation		● White Mountains Insurance Group Ltd.
● Global Indemnity Limited	● ProAssurance Corporation		● W.R. Berkley Corporation

Our assets, revenue, and market capitalization compared to our peer group were as follows:

	ASSETS [1]	REVENUES [1]	MARKET CAPITALIZATION[2]

SiriusPoint	$12,872	$2,737	$1,944
Relative Peer Group Position: 2023 Peer Group [3]	56th percentile	51st percentile	29th percentile

(1)	Represents revenue for the trailing four quarters ended December 31, 2023. Revenues shown in U.S. dollars using Standard & Poor’s Capital IQ.
(2)	Represents market capitalization as of December 31, 2023.

(3)	Relative peer group positioning excludes Argo Group International Holdings Ltd., which was acquired by Brookfield Reinsurance in November 2023.

VI.	ELEMENTS OF OUR COMPENSATION PROGRAM

During 2023, the compensation packages for our NEOs consisted primarily of:

●	base salary;

●	annual cash incentive compensation;

●	long-term incentive compensation;

●	certain perquisites; and

●	retirement, health and welfare benefits.

Set forth below is a discussion of each of these elements of total compensation, the reason we provide each element, and how each element fits into our overall compensation philosophy. We have designed each element of the Total Rewards Strategy to attract and retain a talented executive team and to incentivize the desired behaviors and business results for the Company.

		ELEMENT	PURPOSE
FIXED		BASE SALARY

●

To provide base compensation for executives’ ongoing performance of job responsibilities throughout the year.

●

To attract and retain executives with the knowledge, skills and abilities necessary to successfully execute their job responsibilities.

●    To recognize each executive’s position, role, responsibility and experience.

●    To remain competitive in the industry.

VARIABLE	Short-term	ANNUAL CASH INCENTIVE

●

To focus executive officers on achieving the annual goals of the Company by paying rewards to the extent the goals are fulfilled.

●

To recognize how individuals have performed in meeting their established goals for the year.

●

To reward exceptional performance through increased cash incentive payouts (subject to the overall annual cash incentive pool), and lower payouts where individual performance is below expectations.

	Long-term	EQUITY AWARDS	● To align the interests of employees with shareholders through meaningful equity participation and long-term ownership. ● To promote the long-term retention of our executives.
ADDITIONAL BENEFITS		Retirement, Health and Welfare Benefits	● To provide executives with an opportunity to save for retirement. ● To help ensure that we have productive and focused executives through reliable and competitive health and other benefits.
	Benefits	Perquisites (for certain employees working outside of their home country)

●

To attract and retain key employees in Bermuda (in line with typical insurance/reinsurance industry and Bermuda-based company practice).

●

To rationalize the income of expatriate employees, who experience additional taxation as a result of compensation for additional housing and transportation expenses, with the income that such employees would earn as employees within their native countries.

VII.	BASE SALARY

Generally, the minimum base salary for each of our NEOs is set pursuant to their individual employment agreements or offer letters or similar agreements with the Company. Base salaries are reviewed on a periodic basis. Salaries for our NEOs are based on several factors, including the scope of job responsibilities, experience, expertise, performance and competitive market compensation. From time to time, salaries may be adjusted to reflect promotions, increases in responsibilities and competitive considerations.

For each of our NEOs other than Mr. Egan, base salaries remained unchanged between 2022 and 2023. In connection with Mr. Egan’s relocation to Bermuda and entry into a new employment agreement with SiriusPoint Bermuda Insurance Company Ltd in May 2023, Mr. Egan’s base salary was converted from British pounds to Bermudian dollars (which are at parity to the US dollar). Accordingly, his salary of £945,000 ($1,141,229 based on the £ to US$ December 31, 2022 spot rate of 1.2076) became $1,100,000.

The table below sets forth the annualized 2023 base salary for each of our NEOs as of December 31, 2023 (or, in the case of Mr. Liddell, as of his departure date):

NEO	BASE SALARY 2023 ($)

Scott Egan (1)	1,100,000
Stephen Yendall (2)	515,932
David E. Govrin	650,000
Rob Gibbs (3)	477,506
Stuart Liddell (3)	435,632

(1)	Mr. Egan’s base salary is paid in Bermudian dollars. The currency is on par with the U.S. dollar.

(2)	Mr. Yendall’s base salary is paid in Canadian dollars. The amount reported in this table for Mr. Yendall has been converted to U.S. dollars using the December 29, 2023 spot rate of 0.7561.

(3)	Mr. Gibbs’ base salary is paid in British pounds. Mr. Liddell’s base salary prior to his termination of employment was also paid in British pounds. The amounts reported in this table for Mr. Gibbs and Mr. Liddell have been converted to U.S. dollars using the December 29, 2023 spot rate of 1.2734 U.S. dollars to British pounds.

VIII.	ANNUAL CASH INCENTIVE PAY

The purpose of annual cash incentive pay is to reward performance during the year based upon the achievement of business and individual goals.

Performance metrics are set based on the measures that the Compensation Committee deems necessary to achieve operational success. The performance metrics are periodically reviewed and adjusted, where required, in the Compensation Committee’s judgment.

The annual cash incentive plan formula (described below) creates a cash incentive pool but does not determine individual awards. An individual award from the 2023 cash incentive pool was paid to Mr. Egan, our CEO, based upon the Compensation Committee’s evaluation of his performance compared to previously established goals and objectives. For all other then-serving NEOs, award payouts were recommended to the Compensation Committee by the CEO based on how each executive performed relative to his or her individual annual goals.

Annual Cash Incentive Plan for 2023

Each of the NEOs, other than Mr. Liddell, participated in our 2023 annual cash incentive plan (the “Annual Incentive Plan”). Under the Annual Incentive Plan, the total annual cash incentive pool was calculated by applying the actual result of the financial metric, weighted at 70%, and the actual result of the strategic metrics, weighted at 30%.

The financial and strategic metrics for the Annual Incentive Plan for 2023 were intended to motivate continued progress with the turnaround of the business. For 2023, the Compensation Committee transitioned from using three financial performance metrics (Net Services Fee Income, Services Fee Revenue and Core Combined Ratio) to one financial performance metric (Core Combined Ratio) in order to incentivize all leaders and colleagues to focus on profitability and the achievement of a shared goal. The Compensation Committee selected Core Combined Ratio as the sole financial performance metric under the Annual Incentive Plan because the Compensation Committee believes it effectively measures the profitability of the Company’s business and the metric is commonly used by industry peer companies to measure performance and the value created through effective underwriting. The 2023 Core Combined Ratio goal was designed to be challenging but achievable with strong management performance.

The strategic objectives, which are described in further detail in the table below and which made up the remaining 30% incentive pool funding, were deemed critical to establishing a strong foundation for the future direction and operation of the Company.

The Core Combined Ratio financial performance metric had a potential performance range of 50% at threshold to 200% at maximum for its 70% contribution (with no payout below threshold). The strategic objectives had a potential performance range of 0% to 100% of target for their 30% weighting (with no payouts if the Core Combined Ratio financial performance metric was below threshold). As a result, the maximum funding level of the Annual Incentive Plan was 170% of the aggregate target bonus amounts for all participants in the Annual Incentive Plan.

The individual Annual Incentive Plan payments to the NEOs were determined by the Compensation Committee based on the target annual cash incentive opportunity for each applicable NEO and the amount of the overall annual cash incentive pool. These amounts could then be modified by the application of business unit/function and individual performance modifiers (as determined in the discretion of the Compensation Committee and the CEO based upon individualized performance goals set for each such NEO by the Compensation Committee in March 2023).

2023 Annual Cash Incentive Metrics
Annual Cash Incentive Performance Metrics	Threshold	Target	Maximum	Actual Result	Actual Payout as a % of Target	Weight	Bonus Pool Funding
Core Combined Ratio (1)	>96.7% 50% payout (0% if greater than 96.7%)	95.7% 100% payout if at target	<=92.7% 200% payout if equal to this target or lower	89.1%	200%	70%	165%
Strategic Goals	Not Met/Partial 0/50% payout cliff		Fully Achieved 100% payout	See narrative below	83%	30%

(1)	Core Combined Ratio includes the sum of core loss and loss adjustment expenses incurred, net, acquisition costs, net and other underwriting expenses divided by core net premiums earned.

In February 2024, the Compensation Committee reviewed the Company’s performance for the 2023 fiscal year, and determined that the Company’s Core Combined Ratio was 89.1%, resulting in a payout factor of 200% of target for the financial performance goal.

The Compensation Committee also assessed the Company’s progress with respect to the six Company-wide strategic objectives approved in March 2023. Within each area, potential actions were identified for management to pursue. In February 2024, the Compensation Committee assessed performance as summarized below. Based on this discussion, the Compensation Committee determined that the strategic goals metric was achieved at 83% of target.

Strategic Objective	Achievements

Simplify the business and build a high-performance culture.

●    Carried out a full review of the structure and operating model to enable a high performing culture with a clear global focus, clear remit scopes, and clarity of accountabilities and reporting lines.

●    Progressed the embedding of a high-performing, merged ‘SiriusPoint’ business culture to support the focus on collaboration, cost, and continuous improvement.

●    Accident and Health rationalization completed.

●    Focus on risk continued through initiation and progression of anchor projects.

Reduce the Company’s cost base by $30 million.	● Reduced cost base by $50 million through a combination of delivery of continued international transformation, overall business simplification, and a line-by-line review of all cost items.
Deliver returns on tangible equity (ROTE) of approximately 11% in 2023.	● ROTE 20%.(1)
Rationalize the Company’s strategic partnerships, including delivering $700 million of premiums through consolidated MGAs and $1.5 billion in premiums from all MGAs.

●    $683 million of consolidated MGA premiums delivered; and $1.49 billion of premiums delivered taking into account all MGAs. Evaluating relationships to identify optimum distribution/relationship strategy and to raise capital and deliver against agreed plan.

Continue reducing volatility in the business.	● Continued to make progress reducing volatility through a combination of continued de-risking of CAT exposure and reducing volatility in investments.
Improve capital modelling and reduce capital risk via capital raising measures.	● Capital modelling done, and 2023 LPT delivered, with further actions planned for 2024.

(1) “ROTE” refers to return on tangible equity and is calculated as the Company’s net income for the period over the average tangible equity available to common shareholders.

The Compensation Committee also reviewed performance by each of the applicable NEOs against the business unit/function and individualized goals set for each such NEO in March 2023. In light of the consistent performance, and the collective effort of the executive team in achieving the Company’s strategic objectives, the Compensation Committee determined not to apply any business unit/function or individual performance modifier to the awards for any of the NEOs with respect to the 2023 Annual Incentive Plan.

The Compensation Committee also considered a report from the Chief Risk Officer to consider if any downward adjustment to the funding or individual awards should be made for risk-related items. After considering the Chief Risk Officer’s report, the Compensation Committee concluded that the scoring of the components of the plan were appropriate, and there were no factors that warranted adjustment for risk-related items.

As a result, each NEO (other than Mr. Liddell) received an award under the 2023 Annual Incentive Plan equal to 165% of the NEO’s target annual cash incentive opportunity.

The chart below sets forth our participating NEOs’ target annual cash incentive opportunities under the Annual Incentive Plan and the actual cash incentive paid to each such NEO who was entitled to receive a bonus payment under the Annual Incentive Plan for fiscal year 2023. For 2023, each of these NEOs had an annual cash incentive target opportunity that was expressed as a percentage of the NEO’s year-end base salary. The annual cash incentive target opportunities were determined by the Compensation Committee based on seniority, role and responsibilities within the Company, experience level, and competitive market data.

	TARGET ANNUAL CASH INCENTIVE OPPORTUNITY		ACTUAL ANNUAL INCENTIVE PAID
NEO	% OF BASE SALARY	($)	AS A % OF TARGET ANNUAL CASH	($)
Scott Egan(1)	140%	1,540,000	165%	2,541,000
Stephen Yendall(1)	100%	515,932	165%	851,288
David E. Govrin	100%	650,000	165%	1,072,500
Rob Gibbs (1)	100%	477,506	165%	787,885

(1)	For 2023, pursuant to the terms of their offer letters and as an inducement for each to accept employment with the Company, Messrs. Egan, Yendall and Gibbs were each eligible to receive guaranteed bonuses equal to 100% of their targets. However, the performance outcome of the Annual Incentive Plan was greater than this amount, and so the awards are fully earned on performance relative to the targets set. In line with reporting requirements, the guaranteed portion of the bonuses paid to Messrs. Egan, Yendall and Gibbs are reported in the “Bonus” column of the “2023 Summary Compensation Table” while the remaining portion is shown under the “Non-Equity Incentive Plan Compensation” column.

Additional Cash Bonus Arrangements

From time to time we provide sign-on grants to attract and retain superior executive talent and to compensate such executives for compensation that was forfeited with their prior employer in connection with joining SiriusPoint. As disclosed in last year’s report, in 2022, we awarded Mr. Yendall a one-time $320,000 Canadian dollars sign-on bonus upon commencement of his employment with the Company to recognize his loss of income from changing employers, which became payable in March 2023 under the terms of his offer of employment (in US dollars. The total value of this bonus when paid was $236,302 using the December 31, 2022 currency spot rate of 0.7384).

Pursuant to an annual incentive agreement dated as of March 1, 2012 (as amended from time to time), Mr. Liddell’s annual cash incentive award opportunity was equal to five percent (5%) of global A&H technical underwriting profits over successive three-year rolling periods, capped at 3.5 times his base salary as of the end of the final financial year. However, Mr Liddell left the company effective July, 12, 2023, and no incentive payment was made in respect of 2023.

IX.	LONG-TERM INCENTIVES

The purpose of long-term incentives is to align the interests of employees with those of shareholders through meaningful equity participation. The program can generate significant value when executives drive the Company to achieve long-term results. The following principles govern our long-term incentive program:

●	Long-term incentives aim to provide balance to a short-term performance focus. Executives should be focused on achievement of the Company’s long-term strategic objectives. Through long-term incentives, we encourage executives to drive strong Company performance over the long term.

●	Long-term incentive awards should reflect market-competitive compensation levels. Individual grants vary based on individual performance, which reward individual achievement as well as long-term corporate performance.

●	The mix of long-term incentives will vary by role and level in the Company to balance retention, the drive for long-term growth in shareholder value and the individual’s ability to contribute to value creation.

●	The Company may use a variety of incentive awards from year to year to deliver long-term incentives.

●	Our long-term incentive program provides for annual long-term incentive grants with overlapping vesting schedules and performance cycles to incentivize and promote retention of employees and executives.

Grant Timing Policy

The Compensation Committee and senior management monitor the Company’s equity grant policies to evaluate whether such policies comply with applicable law and are consistent with good corporate practices. Grants to the executive officers are generally made at the Compensation Committee meeting held in April of each year, after results for the preceding fiscal year become available and after review and evaluation of each executive officer’s performance, which enables the Compensation Committee to consider both the prior year’s performance and expectations for the succeeding year in making grant decisions. However, the Compensation Committee may make grants at any time during the year it deems appropriate.

Long-Term Incentives Awarded in 2023

In 2023, the Compensation Committee granted long-term incentives under the 2013 Omnibus Incentive Plan under the program design described below to each of our NEOs. In 2022, the Compensation Committee temporarily changed the long-term incentive mix from the mix used in 2021, which was delivered in the form of performance-based restricted share units, time-based restricted units and options in order to retain key employees during a time of significant change at the Company, and delivered the mix in a combination of time-based restricted units and stock options. For 2023, the Compensation Committee reverted to its prior practice of using performance-based restricted share units (PSUs), and granted 75% of each NEO’s long-term incentive opportunity in the form of PSUs, with the remaining 25% of each NEO’s long-term incentive opportunity granted in the form of time-based restricted units (RSUs).

The Compensation Committee designed the long-term incentive award for 2023 to achieve various objectives:

●	provide substantial at-risk compensation to our NEOs in order to align their interests with shareholders and the Company’s performance, with the value of the awards fluctuating based on the Company’s stock price performance;
●	incentivize them to grow the Company; and
●	retain them during the essential turnaround period.

Element	Key Metrics	Features
PSUs

●    Vesting subject to the achievement of targets based on the Compound annual growth rate of the Company’s tangible net book value per share (“NBVPS”) between December 31, 2022 and December 21, 2025, and continued service

● Provides alignment with shareholders ● 3-year cliff vesting period ● Fosters retention
RSUs	● Vesting subject to continued service over a 3-year period following the grant date	● Provides alignment with shareholders ● 3-year tranche vesting period (vests in equal tranches after years 1, 2 and 3) ● Fosters retention

2023 PSUs

In 2023, PSUs were granted subject to cliff-vesting at the end of a three-year performance period (beginning December 31, 2022 and ending December 31, 2025) based upon compound annual growth rate of the Company’s tangible NBVPS during the performance period, as set forth below:

2023-25 PSUs	Below “Threshold” Levels of Performance	“Threshold” Levels of Performance	“Target” Levels of Performance	“Maximum” Levels of Performance
Compound Annualized Growth Rate in tangible NBVPS(1)	below 6%	6%	8%	10%
Vesting level (% of target opportunity)(2)	Nil	50%	100%	200%

(1)	Tangible NBVPS compound annualized growth rate will be calculated subject to standard adjustments for currency and exchange rates, accounting changes, and dividend and capital payments, and also excludes certain selected legacy investments disposed of by the Company prior to December 31, 2024.

(2)	For performance between the levels shown in the table, the vesting level will be determined using linear interpolation.

The Compensation Committee determined to award long-term incentives in the form of PSUs in order to align with market practice and to create a more direct alignment between pay and performance.

2023 RSUs

The Compensation Committee believes that time-based restricted share units (RSUs) align the interests of our NEOs with the interests of our shareholders through the Company’s share price performance and also fosters retention of our NEOs as they vest ratably over a three-year period. Time-vesting restricted share units granted to our NEOs in April 2023 will vest in equal annual installments on the first three anniversaries of the grant date, subject to each NEO’s continued employment through each vesting date, with the last one-third of such awards becoming fully vested in April 2026.

2023 TARGET LONG-TERM INCENTIVE AWARD OPPORTUNITIES

The Compensation Committee established the 2023 target long-term award opportunity for each of the NEOs after considering:

●	A competitive market analysis of each NEO’s total compensation and the portion of total compensation provided as long-term incentives, relative to similar roles at companies in our Peer Group;
●	The Company’s and each NEO’s individual performance and his or her expected future contributions;
●	The NEO’s level of experience in his or her role; and
●	Retention considerations.

In addition, in the cases of Messrs. Egan, Yendall and Gibbs, their target incentive opportunities were established at the time they joined the Company, with the level determined based on the competitive market and in order to induce each to join the Company. In the case of Mr. Govrin, his target opportunity was established at the time of his promotion to the position of Group President & Chief Underwriting Officer of the Company and SiriusPoint America Insurance Company, considering the market data and the increased scope of his role.

Awards under our long-term incentive program which were made to our NEOs in April 2023, are reflected in the table below.

NEO	2023 Total Grant Value	Number of Units Granted in April 2023
	($)	RSUs	PSUs (at target)
Scott Egan	4,889,402	129,349	388,048
Stephen Yendall	1,224,087	32,383	97,150
David E. Govrin (1)	1,989,149	52,623	157,869
Rob Gibbs	970,128	25,665	76,994
Stuart Liddell (2)	303,449	8,028	24,083

(1)	Due to additional responsibilities with his appointment as Group President and Chief Underwriting Officer of the Company, effective as of November 2022, Mr. Govrin’s long-term incentive award was increased compared to 2022 (total grant value $783,749).

(2)	Mr Liddell’s awards that were granted in 2023 lapsed on his leaving the company, effective July 12, 2023.

In February 2024, the Compensation Committee approved the grant of 2024 annual long-term incentive awards for NEOs and other critical leaders to be delivered 25% in the form of RSUs and 75% in the form of PSUs, with vesting based upon three-year tangible net book value per share performance.

2021-2023 PSUs

In 2021, the Compensation Committee granted PSUs to the Company’s then-serving executives, including Mr. Govrin. For the PSUs granted in April 2021, the Compensation Committee established Tangible Book Value Per Share Growth (“TBVPS Growth”) as the sole metric for the 34-month performance period beginning February 26, 2021 and ending December 31, 2023. The vesting of the 2021 PSUs was also subject to the recipient’s continued employment through the vesting date in April 2024.

Under the terms of the award agreements, TBVPS Growth is calculated by taking common shareholders’ equity, less intangible assets, divided by the total number of common shares outstanding at the end of the performance period, which is December 31, 2023, and dividing that number by the same calculation at the beginning of the period, which is February 26, 2021. This calculation is annualized for the 34-month period between the beginning and the end of the performance period.

The awards were scheduled to be earned in four installments, each with established threshold, target, and maximum goals.

Performance Criteria	Weighting	Threshold (50% of Target)	Target	Maximum (150% of Target)	Actual Performance	Achievement as a % of Target	Vesting (weighted)
TBVPS Growth (2021)	25.0%	1.0%	3.0%	4.5%	1.6%	66.0%	16.5%
TBVPS Growth (2022)	25.0%	4.0%	6.0%	8.0%	(20.6)%	0%	0%
TBVPS Growth (2023)	25.0%	7.0%	9.0%	11.0%	21.9%	150.0%	37.5%
TBVPS CAGR (2021 - 2023)	25.0%	4.1%	6.2%	8.2%	(0.9)%	0%	0%
Total	100.0%						54.0%

For each installment, if the performance threshold was missed, that portion of the award was cancelled while, if maximum performance was achieved, 150% of that portion of the award is earned. For any portion that is earned based on performance, the continuing NEOs will not be vested in such earned PSUs until the third anniversary of the date of grant (April 2024), subject to each NEO remaining employed by the Company through the payment date.

Based on the performance above, Mr. Govrin is eligible to vest in 21,500 PSUs, subject to his continued employment through the third anniversary of the grant date in April 2024.

X.	OTHER BENEFITS AND PERQUISITES

Other Benefits

The Company provides benefit plans, such as medical coverage and life and disability insurance, in line with applicable market conditions and applicable law. We believe these health and welfare plans help ensure that the Company has a productive and focused workforce through reliable and competitive health and other benefits. The Company also maintains defined contribution benefit plans that provide eligible employees with an opportunity to save for retirement. For eligible US employees, the Company maintains a 401(k) plan under which it provides matching contributions of up to 6% of eligible compensation. For eligible UK employees, the Company maintains a defined contribution pension plan pursuant to which the Company contributes up to 12% of annual salary for eligible employees or, for UK employees who have paid the maximum amount into this plan (in line with either the lifetime allowance or the annual allowance), the Company will pay the remainder of the 12% employer pension contribution to the individual in cash via payroll as a pension supplement). For eligible Canadian employees, the Company maintains a Retirement Savings Plan pursuant to which the Company contributes up to 12% of annual salary for eligible employees. For eligible Bermudian employees, the Company maintains a defined contribution plan pursuant to which the Company contributes an amount equal to 10% of each participating

Bermudian employee’s annual base salary. The NEOs are eligible to participate in the health and welfare and defined contribution plans during employment on the same basis as all other employees, subject to applicable tax and other limits on contributions. In lieu of participating in the Company’s Bermudian defined contribution plan, following his relocation to Bermuda, Mr. Egan instead receives a cash payment equal to 12% of his base salary per month, based on the terms of his UK and Bermuda employment agreements. Certain additional NEOs have received cash retirement benefits provided outside of the Company’s retirement plans as described in further detail under “Compensation Tables — 2023 Summary Compensation Table” below.

Perquisites

The Company provides customary additional benefits to certain expatriate employees working outside of their home country, including each of our expatriate NEOs, to better enable the Company to attract and retain key employees. The purpose of these benefits is to support the additional costs of living abroad, and neutralize the impact of additional taxation as a result of compensation for additional housing and transportation expenses, such that the income is rationalized with the income that such employees would earn as employees in their native countries. These additional benefits are as follows:

●	HOUSING AND TRANSPORTATION EXPENSES. Given the unique challenges of the Bermuda market, including travel to and from the island and the cost of living and maintaining a residence, in connection with Mr. Egan’s Company required relocation to Bermuda, during 2023, the Company provided Mr. Egan with certain relocation and housing benefits, which we believe are customary for executives relocating to Bermuda. These benefits include an annual housing/temporary living allowance, reimbursements for a real estate agent and other professional fees for assistance with locating accommodation in Bermuda, and a company car. Certain of these expenses were one-time in nature, necessary to establish Mr. Egan’s residence in Bermuda.
●	TAX EXPENSES. To the extent the Company’s reimbursement of an expatriate NEO’s housing or travel expenses are deemed to be taxable income to the expatriate NEO, the Company reimburses the expatriate NEO for any home country taxes payable on the additional income. The Company also pays the employee portion of Bermuda payroll taxes and social insurance for our expatriate NEOs.
●	TAX PREPARATION EXPENSES. Due to the additional complexities associated with the taxation of expatriate NEO benefits, the Company reimburses expatriate executives’ tax preparation expenses, up to reasonable limits per annum.

We annually review the level of employee benefits provided to NEOs and believe that the employee benefits provided are reasonable and consistent with market practices in the jurisdictions in which the Company operates.

XI.	EMPLOYMENT AGREEMENTS AND SEPARATION AGREEMENTS WITH NEOs

We have entered into employment agreements or offer letter agreements or similar agreements with each of the NEOs. We believe that it is beneficial to enter into compensation arrangements with our key executives that provide retentive value, subject executives to restrictive covenants and provide us with a competitive advantage in the recruiting process. The terms of these arrangements are more fully discussed below under “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards for Fiscal Year 2023 Table—Employment Agreements.”

In addition, during 2023, SiriusPoint International Insurance Corporation provided a separation letter to Mr. Liddell, which provided for certain severance benefits in lieu of his contractual notice period in connection with his termination of employment. The terms of this separation letter are more fully discussed below under “2023 Potential Payments Upon Termination or Change in Control.”

XII.	OTHER COMPENSATION PRACTICES AND POLICIES

Share Ownership Guidelines

The Company has adopted share ownership guidelines pursuant to the Director and Executive Share Ownership Policy to further align the economic interests of our directors and executive officers (“Designated Individuals”) with the interests of our shareholders. To accomplish this, Designated Individuals are expected not only to receive equity-based compensation but also to maintain a significant long-term equity interest in the Company.

The table below summarizes the guidelines:

POSITION	SHARE OWNERSHIP REQUIREMENT	SHARES COUNTED TOWARD GUIDELINES	TIME PERIOD TO ACHIEVE	RETENTION REQUIREMENTS
Chief Executive Officer	5x base salary	● Shares owned outright ● Performance shares, upon vesting	Individuals subject to this policy have five years from the date of eligibility to meet the minimum ownership requirements.	Must retain 50% of net shares issued upon exercise of share options or vesting of share awards until guidelines are achieved.
Other Executive Officers	3x base salary	● Restricted shares, upon vesting
Independent Directors	3x annual cash retainer

Clawback Policy

We have implemented an Executive Compensation Clawback Policy, applicable to all current and former Section 16 officers (“Covered Executive”), including the CEO. In the event of a restatement of the Company’s financial results, this policy authorizes the Company, through its Compensation Committee, to recover any portion of incentive compensation paid or awarded to such Covered Executive during the three completed fiscal years immediately preceding the date on which the Company is required to prepare an accounting restatement. The amount to be recovered will be the excess of the incentive compensation paid to the Covered Executive based on the erroneous data over the incentive compensation that would have been paid to the Covered Executive had it been based on the restated results, as determined by the Board.

In 2023, the Company’s Executive Compensation Clawback Policy was updated to conform to the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the NYSE listing standards. The policy was further amended in January 2024 to permit the clawback of certain short-term and long-term incentive compensation, as well as to permit adjustment to awards already made, in the event of serious or gross misconduct on the part of the executive. During fiscal year 2023, there were no events that triggered a right to a clawback or recoupment from any of our Covered Executives.

Hedging and Pledging

Our Insider Trading Policy prohibits our employees and directors from directly or indirectly engaging in any hedging or monetization transactions (such as prepaid variable forward contracts, equity swaps, collars and exchange funds) with respect to Company shares. No exceptions are allowed for such transactions under the

Trading Policy. Pledging of Company shares (such as collateral for a loan, including through the use of traditional margin accounts with a broker) is also prohibited under our policy. No NEO has pledged the Company’s shares.

Role of the Compensation Committee

The Compensation Committee is responsible for reviewing and approving the compensation of our executive officers and directors, authorizing employment and related agreements regarding executive officers, and authorizing and ratifying equity grants and other incentive arrangements. In addition, the Compensation Committee reviews the Company’s strategy regarding human capital management, including diversity and talent and CEO Succession planning.

It has the ability to appoint independent compensation consultants to provide it with relevant information and advice to inform its decision-making.

Our Chief Executive Officer makes compensation recommendations to the Compensation Committee with respect to our NEOs, other than himself, including recommendations for salary adjustments, annual cash incentives and long-term incentive awards for review, feedback and approval.

Role of the Compensation Consultant

Mercer, the Compensation Committee’s independent compensation consultant, reports directly to the Compensation Committee. Mercer’s advisory services primarily include:

●	Providing expert input on industry trends, as well as executive compensation developments from a broader perspective;

●	Assessing the extent to which our pay levels and practices are competitively aligned with market practice; and

●	Facilitating objective, data-based compensation decisions in succession and annual pay planning processes.

The Committee retains sole authority to hire the compensation consultant, approve its compensation, determine the nature and scope of its services, evaluate its performance, and terminate and replace (or supplement) its engagement with an alternative consultant at any time. The Committee has assessed the independence of the compensation consultant pursuant to the listing standards of the NYSE and SEC rules and concluded that no conflict of interest exists that would prevent the compensation consultant from serving as an independent consultant to the Committee.

Compensation Risk Assessment

The Compensation Committee assessed our compensation policies and practices to evaluate whether they create risks that are reasonably likely to have a material adverse effect on the Company. Based on its assessment, the Compensation Committee concluded that the Company’s compensation policies and practices, in conjunction with the Company’s existing processes and controls, do not create incentives to take risks that are reasonably likely to have a material adverse effect on the Company.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis included in this proxy statement with members of management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into our Annual Report on Form 10-K for the year ended December 31, 2023.

THE COMPENSATION COMMITTEE Jason Robart, Chairperson Mehdi A. Mahmud Franklin (Tad) Montross IV

COMPENSATION TABLES

2023 SUMMARY COMPENSATION TABLE

						NON EQUITY
NAME AND				SHARE	OPTION	INCENTIVE PLAN	ALL OTHER
PRINCIPAL	FISCAL	SALARY		AWARDS	AWARDS	COMPENSATION	COMPENSATION
POSITION	YEAR	($)	BONUS ($)(1)	($)(2)	($)	($)(3)	($)(4)	TOTAL ($)
Scott Egan CEO and Director (5)	2023	1,144,451	1,540,000	4,889,402	—	1,001,000	1,707,617	10,282,470
	2022	320,422	346,173	3,472,002	1,530,000	—	149,407	5,818,004

Stephen	2023	515,932	515,932	1,224,087	—	335,356	72,230	2,663,537
Yendall Chief Financial Officer (6)	2022	83,976	236,302	631,995	436,000	—	868	1,389,141

David E. Govrin Group President & Chief Underwriting Officer (7)	2023	675,000	—	1,989,149	—	1,072,500	63,895	3,800,544

	2022	544,808	—	3,168,749	1,169,501	910,000	40,500	5,833,558

	2021	550,000	—	1,513,698	168,141	437,800	58,960	2,728,599
Rob Gibbs President & CEO, SiriusPoint International (8)	2023	477,506	477,506	970,128	—	310,379	48,347	2,283,866

Stuart Liddell Former Global President, Accident & Health (8), (9)	2023	231,220	—	303,449	—	—	262,022	796,691
	2022	411,854	—	277,419	—	1,446,043	57,807	2,193,123

(1)	Represents, for 2023, the guaranteed portion of the 2023 annual incentive bonus paid to Messrs. Egan, Yendall and Gibbs pursuant to the terms of their employment offer letters. The performance outcome of the Annual Incentive Plan was greater than these amounts, however, and as a result, the awards are fully earned on performance relative to the targets set. For 2022 in the case of Mr. Yendall, his sign-on bonus of $320,000 Canadian dollars (equivalent to USD $236,302, based on the spot rate of 0.7384 as of December 31, 2022), became payable in March 2023 under the terms of his offer of employment.

(2)	See “Compensation Discussion and Analysis – Elements of our Executive Compensation Program – Long-Term Incentives.” The amounts reported in this column for 2023 are valued based on the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, and with respect to awards subject to performance-based vesting conditions, probable achievement of the performance goals at the time of grant. Assuming the highest level of performance is achieved for the 2023 PSUs, the maximum value for these PSU awards granted in 2023 under FASB ASC Topic 718 would be as follows: Mr. Egan - $7,334,107; Mr. Yendall - $1,836,135 Mr. Govrin - $2,983,724; Mr. Gibbs - $1,455,187; and Mr. Liddell - $455,169.

The fair value was determined using the methodology and assumptions set forth in Note 18, “Share-Based Compensation and Employee Benefit Plans,” to the Audited Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2023, which are hereby incorporated herein by reference.

(3)	The amounts in this column reflect the annual cash incentive paid to each of our NEOs for the 2023 fiscal year as described above (other than guaranteed portion of the annual incentive bonus payments for Messrs. Egan, Yendall and Gibbs, which are reflected in the “Bonus” column). See “Compensation Discussion and Analysis—Elements of our Executive Compensation Program—Annual Cash Incentive Pay.”

(4)	The following table sets forth the compensation reflected in the “All Other Compensation” column for the fiscal year ended December 31, 2023.

ALL OTHER COMPENSATION

	COMPANY
	CONTRIBUTIONS	REIMBURSED
	TO RETIREMENT	HOUSING			TOTAL OTHER
	PLANS	EXPENSES	TAX REIMBURSEMENTS	OTHER	COMPENSATION
NAME	($)(1)	($)(2)	($) (3)	($) (4)	($)
Scott Egan	137,334	382,839	952,354	235,090	1,707,617
Stephen Yendall	72,230	—	—	—	72,230
David E. Govrin	30,500	—	—	33,395	63,895
Rob Gibbs	48,347	—	—	—	48,347
Stuart Liddell	27,746	—	—	234,276	262,022

(1)	Represents Company contributions to retirement plans. For Mr. Egan and Mr. Yendall, the amounts shown were paid as a cash allowance. For Mr. Gibbs, GBP £33,885 (gross) ($43,147) of the amount shown was paid as a cash allowance, and for Mr. Liddell, GBP £19,457 (gross) ($24,775) of the amount shown was paid as a cash allowance; with the remainder being contributions to the UK defined contribution pension plan.

(2)	Mr. Egan was entitled to a housing allowance under the terms of his employment agreement, which includes amounts paid by the Company for rent ($263,506) and one-time payment for furniture costs ($118,564). The aggregate incremental cost was determined based on the amount paid directly to the third-party vendor or Mr. Egan, as applicable.

(3)	Represents payment of the employee portion of Bermuda payroll taxes and social insurance on behalf of Bermuda-based CEO ($113,000), plus a reasonable estimate of the foreign tax payable on the CEO’s 2023 earnings in respect of non-Bermuda workdays where no double taxation agreement relief is available.

(4)	For Mr. Egan, this amount reflects legal fees incurred in connection with the negotiation of Mr. Egan’s Bermuda employment agreement, reimbursement for an annual physical, relocation expenses ($36,137), relocation taxes and fees ($18,504), life and medical insurance benefits ($29,417), a car allowance ($53,895), internet and phone reimbursement, and costs of spousal travel ($87,634). The aggregate incremental cost with respect to the amounts received by Mr. Egan was determined based on the amount paid directly to the third-party vendor or the executive, as applicable. For Mr. Govrin, this amount represents a lump sum cash payment made in lieu of a retirement plan contribution. For Mr. Liddell, this amount represents cash severance (pay in lieu of notice) payments ($217,816), accrued vacation and a car allowance.

(5)	Mr. Egan resided in the UK and was paid in British pounds until May 15, 2023. He then relocated to Bermuda effective May 16, 2023, and was paid in Bermudian dollars, other than certain reimbursements that continued to be paid in British pounds. The amounts reflected in this table for this period have been converted to U.S. dollars using the December 29, 2023 spot rate of 1.2734 U.S. dollars to British pounds. The Bermudian dollar is equivalent to the U.S. dollar.

(6)	Mr. Yendall is a Canadian resident and is paid in Canadian dollars. The amounts reflected in this table for Mr. Yendall have been converted to U.S. dollars using the December 29, 2023 spot rate of 0.7561.

(7)	Mr. Govrin’s annual base salary is $650,000. However, because of the bi-weekly payroll pattern in the US, he received a 27th paycheck in 2023, resulting in aggregate base salary payments of $675,000 during 2023.

(8)	Mr. Gibbs is paid in British pounds, and Mr. Liddell was paid in British pounds for the period employed in 2023. The amounts reflected in this table have been converted into U.S. dollars using the December 29, 2023 spot rate of 1.2734.

(9)	Mr. Liddell’s share awards granted in 2023 lapsed on termination of his employment with the Company, effective July 12, 2023.

GRANTS OF PLAN-BASED AWARDS FOR FISCAL YEAR 2023

The following table provides information concerning awards granted to the NEOs in the last fiscal year:

										ALL OTHER
						ESTIMATED FUTURE PAYOUTS			ALL OTHER	OPTIONS
			ESTIMATED FUTURE PAYOUTS UNDER			UNDER EQUITY INCENTIVE PLAN			SHARE	AWARDS:		GRANT DATE
			NON-EQUITY INCENTIVE PLAN AWARDS(1)			AWARDS(2)			AWARDS:	NUMBER OF		FAIR VALUE OF
									NUMBER OF	SECURITIES	EXERCISE OR	STOCK AND
									SHARES OR	UNDERLYING	BASE PRICE	OPTION
		GRANT	THRESHOLD	TARGET	MAXIMUM(5)	THRESHOLD	TARGET	MAXIMUM	UNITS(3)	OPTIONS	OF OPTION	AWARDS(4)
NAME	PLAN	DATE	($)	($)	($)	(#)	(#)	(#)	(#)	(#)	AWARDS ($)	($)
Scott Egan	Annual Incentive Plan		539,000	1,540,000	2,618,000
	2013 Omnibus Incentive Plan	4/18/2023				194,024	388,048	776,096				3,667,054
	2013 Omnibus Incentive Plan	4/18/2023							129,349			1,222,348
Stephen Yendall	Annual Incentive Plan		180,576	515,932	877,085
	2013 Omnibus Incentive Plan	4/18/2023				48,575	97,150	194,300				918,068
	2013 Omnibus Incentive Plan	4/18/2023							32,383			306,019
David E. Govrin	Annual Incentive Plan		227,500	650,000	1,105,000
	2013 Omnibus Incentive Plan	4/18/2023				78,935	157,869	315,738				1,491,862
	2013 Omnibus Incentive Plan	4/18/2023							52,623			497,287
Rob Gibbs	Annual Incentive Plan		167,127	477,506	811,761

	2013 Omnibus Incentive Plan	4/18/2023				38,497	76,994	153,988				727,594
	2013 Omnibus Incentive Plan	4/18/2023							25,665			242,534
Stuart Liddell(6)	Bonus Plan			1,524,712

	2013 Omnibus Incentive Plan	4/18/2023				12,042	24,083	48,166				227,584
	2013 Omnibus Incentive Plan	4/18/2023							8,028			75,865

(1)	A discussion of the 2023 annual cash incentives for each NEO other than Mr. Liddell, including awards earned for 2023 and paid in March 2024 can be found under “Compensation Discussion and Analysis—Elements of our Executive Compensation Program—Annual Cash Incentive Pay.”

For Mr. Liddell, this amount represents 350% of Mr. Liddell’s 2023 annual base salary, which was his total annual cash incentive award opportunity pursuant to his annual incentive agreement (as described further under “Compensation Discussion and Analysis—Elements of our Executive Compensation Program—Annual Cash Incentive Pay.”)

(2)	These amounts represented the threshold, target, and maximum PSUs granted under the 2013 Omnibus Incentive Plan. Each of the PSUs granted to the NEOs during 2023 provide for cliff-vesting in full on April 14, 2026, subject to the recipient’s continued employment through such date or earlier qualifying termination.

(3)	RSUs granted pursuant to the 2013 Omnibus Incentive Plan in April 2023 vest in equal annual installments over three years based on continued employment through the vesting dates or earlier qualifying termination. For a more detailed discussion of the 2023 RSUs, see “Compensation Discussion and Analysis—Elements of our Executive Compensation Program—Long-Term Incentives.”

(4)	The amounts reported in this column are valued based on the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, modified to exclude the effect of estimated forfeitures and, for the PSUs, based on the probable outcome of such performance criteria. The fair value was determined using the methodology and assumptions set forth in Note 18, “Share-Based Compensation and Employee Benefit Plans” to the Audited Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2023, which are hereby incorporated herein by reference.

(5)	None of our NEOs have a stated maximum annual cash incentive in their employment agreement or offer letter agreements; however, the maximum annual cash incentive pool funding for each of our NEOs in 2023 other than Mr. Liddell, who was subject to a separate annual incentive program (as previously described in Part VIII. Annual Cash Incentive Pay) was 170% of base salaries. The annual cash incentive pool under our annual cash incentive plan for 2023 is allocated to individual employees by the Compensation Committee upon the recommendation of the CEO based on the individual’s target annual cash incentive, how each NEO performed relative to their individual annual goals, the Company’s performance-based specified metrics and as compared to comparable positions in the Peer Group data. See “Compensation Discussion and Analysis—Elements of our Executive Compensation Program—Annual Cash Incentive Pay” for a description of the 2023 annual cash incentive plan, as well as Mr. Liddell’s cash incentive arrangement.

(6)	Mr. Liddell left the Company effective July 12, 2023, and did not receive an annual incentive award payment in respect of 2023. The share awards granted during 2023 lapsed on his leaving the Company.

NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE AND GRANTS OF PLAN-BASED AWARDS FOR FISCAL YEAR 2023 TABLE

Employment Agreements

Each of the NEOs was party to an employment agreement or offer letter agreement with the Company or one of its subsidiaries during 2023 (the “Employment Agreements”). Generally speaking, these Employment Agreements describe the basic terms of the NEO’s employment, including his or her start date, starting salary, annual incentive target and long-term incentive award target. For Mr. Egan, the only NEO who entered into an Employment Agreement during 2023, the principal terms (other than severance) of such Employment Agreement are discussed below. Please see the “Potential Payments Upon a Termination or Change in Control” section of this proxy statement for a summary of the severance terms under the Employment Agreements for our NEOs as of December 31, 2023.

SCOTT EGAN. Mr. Egan had previously entered into an employment agreement with the Company on September 6, 2022. On May 17, 2023, as part of his relocation from the United Kingdom to Bermuda, Mr. Egan entered into a new employment agreement with SiriusPoint Bermuda Insurance Company Ltd. (“SiriusPoint Bermuda”). Pursuant to this agreement, Mr. Egan is entitled to receive (a) an annual base salary of $1,100,000, (b) a target annual bonus opportunity of 140% of his base salary, with payment guaranteed at 100% of target for the 2023 performance year, and (c) an annual long-term incentive award having a target grant-date value equal to 350% of his base salary, to be provided in the same type of awards and ratio as granted to other members of senior management. The employment agreement also provides for eligibility to be enrolled in SiriusPoint Bermuda’s pension scheme, a housing allowance and temporary living allowance, reimbursement of various relocation-related expenses (including reimbursement for the purchase of a car in Bermuda), legal expenses incurred in connection with the negotiation, preparation, and execution of the employment agreement, and company coverage of certain employee tax obligations. Furthermore, the employment agreement provides that Mr. Egan will be eligible to participate in SiriusPoint Bermuda’s health, life, accidental death & dismemberment, and long-term disability policies at the employer’s cost, and that, to the extent that the health and welfare benefit plans in Bermuda are less beneficial that the health and welfare plans in the UK, SiriusPoint Bermuda will make reasonable efforts to provide comparable health and welfare benefits which are substantially similar to the benefits that Mr. Egan previously received in the UK. Mr. Egan’s employment contract includes a restrictive covenant agreement to protect the Company, in line with standard market practice.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2023

The following table contains information regarding unexercised options, restricted shares and RSUs that were outstanding as of December 31, 2023 and held by the NEOs. Market value of the shares that have not vested is based on the $11.60 per share closing price of the Company’s common shares on the NYSE on December 29, 2023.

		OPTION AWARDS						STOCK AWARDS
										EQUITY
										INCENTIVE	EQUITY
										PLAN	INCENTIVE PLAN
					EQUITY					AWARDS:	AWARDS:
					INCENTIVE				MARKET	NUMBER OF	MARKET OR
					PLAN			NUMBER	VALUE OF	UNEARNED	PAYOUT VALUE
			NUMBER OF		AWARDS:			OF SHARES	SHARES OR	SHARES,	OF UNEARNED
			SECURITIES	NUMBER OF	NUMBER OF			OR UNITS	UNITS OF	UNITS OR	SHARES, UNITS
			UNDERLYING	SECURITIES	SECURITIES			OF SHARES	SHARES	OTHER	OR OTHER
			UNEXERCISED	UNDERLYING	UNDERLYING	OPTION		THAT HAVE	THAT	RIGHTS	RIGHTS THAT
			OPTIONS	UNEXERCISED	UNEXERCISED	EXERCISE	OPTION	NOT	HAVE NOT	THAT HAVE	HAVE NOT
			(#)	OPTIONS (#)	UNEARNED	PRICE	EXPIRATION	VESTED	VESTED	NOT VESTED	VESTED
		Grant Date	EXERCISABLE(1)	UNEXERCISABLE	OPTIONS (#)	($)	DATE	(#)	($)	(#)	($)
Scott Egan		9/21/2022	300,000	—	—	6.00	9/21/2029
		9/21/2022	300,000	—	—	8.00	10/28/2029
		9/21/2022	300,000	—	—	10.00	3/31/2030
	(2)	12/12/2022						202,840	2,352,944
	(3)	4/18/2023						129,349	1,500,448
	(4)	4/18/2023								388,048	4,501,357
Stephen Yendall	(5)	10/31/2022	100,000	—	—	6.42	10/31/2029
	(5)	10/31/2022	100,000	—	—	6.42	10/31/2029
	(6)	11/15/2022						7,284	84,494
	(7)	11/15/2022						55,187	640,169
	(3)	4/18/2023						32,383	375,643
	(4)	4/18/2023								97,150	1,126,940
David E. Govrin	(8)	4/14/2021	—	40,923	—	10.36	4/14/2031
	(9)	4/6/2022	—	71,121	—	6.76	4/6/2032
		10/31/2022	350,000	—	—	6.42	10/31/2029
	(10)	4/14/2021						21,500	249,400
	(11)	4/14/2021						27,138	314,801
	(12)	4/19/2021						16,087	186,609
	(13)	4/14/2021						6,636	76,978
	(14)	4/6/2022						59,013	684,551
	(15)	11/30/2022						76,299	885,068
	(16)	11/30/2022						206,856	2,399,530
	(3)	4/18/2023						52,623	610,427
	(4)	4/18/2023								157,869	1,831,280
Rob Gibbs		12/12/2022	100,000	—	—	5.98	12/12/2029
		12/12/2022	100,000	—	—	5.98	12/12/2029
	(3)	4/18/2023						25,665	297,714
	(4)	4/18/2023								76,994	893,130
Stuart Liddell	(17)	—	—	—	—	—	—	—	—	—	—

(1)	Represents fully vested options to purchase common shares.

(2)	Represents time-based restricted share units that will vest in equal annual installments on December 12, 2024 and December 12, 2025, subject to the executive’s continued employment through each such vesting date.

(3)	Represents time-based restricted share units which were granted on April 18, 2023 and that will vest in equal installments over three years based on continued employment through the vesting dates or earlier qualifying termination.

(4)	Represents performance-based restricted share units which are scheduled to cliff-vest at the end of a three-year performance period (beginning December 31, 2022 and ending December 31, 2025) based upon compound annual growth rate of the Company’s NBVPS during the performance period. In accordance with SEC disclosure rules, the amounts are reported based on target performance.

(5)	The exercise price for these stock options were inadvertently reported in the Outstanding Equity Awards at Fiscal Year-End 2022 table as $8.00 and $10.00. This table has been updated to reflect the exercise price set at the time of grant of $6.42 per share for these options. The options on these two lines became exercisable on the first date on which the closing stock price of SiriusPoint was at least $8 per share and $10 per share respectively.

(6)	Represents time-based restricted share units that will vest in installments on November 15, 2024, subject to the executive’s continued employment through each such vesting date.

(7)	Represents time-based restricted share units that will vest in equal installments on November 15, 2024 and November 15, 2025, subject to the executive’s continued employment through each such vesting date.

(8)	Represents options to purchase common shares that will vest in full on April 14, 2024, subject to the executive’s continued employment through each such vesting date.

(9)	Represents options to purchase common shares that will vest in full on April 6, 2025, subject to the executive’s continued employment through each such vesting date.

(10)	Represents performance-based restricted share units that have been earned, based on the achievement of a TBVPS performance goal, which the Compensation Committee certified at (i) 66% of target for the first performance year of the 2021-2023 performance period, (ii) 0% of target for the second year of the 2021-2023 performance period, (iii) 150% of target for the third year of the 2021-2023 performance period, and (iv) 0% of target for the three-year cumulative 2021-2023 performance period, and which will vest on April 14, 2024; giving an overall vesting percentage of 54% target.

(11)	Represents restricted share awards that will vest on April 14, 2024, subject to the executive’s continued employment through the vesting date.

(12)	Represents time-based restricted share units that vested on March 1, 2024.

(13)	Represents time-based restricted shares that will vest on April 14, 2024, subject to the executive’s continued employment through such vesting date.

(14)	Represents time-based restricted share units that vested or will vest on April 6, 2024 (29,507 units), and April 6, 2025 (29,506 units), subject to the executive’s continued employment through each such vesting date, or on the date of a qualifying termination if earlier.

(15)	Represents time-based restricted share units that will vest in installments on April 6, 2024 (38,149 units), and April 6, 2025 (38,150 units), subject to the executive’s continued employment through each such vesting date.

(16)	Represents time-based restricted share units that will vest in installments on November 30, 2024 (103,428 units) and November 30, 2025 (103,428 units), subject to the executive’s continued employment through each such vesting date.

(17)	Mr. Liddell’s outstanding equity awards lapsed upon his termination of employment, effective as of July 12, 2023.

2023 OPTION EXERCISES AND SHARES VESTED

The following table contains information regarding the vesting of RSUs during 2023 with respect to each of our NEOs. None of the NEOs exercised any stock options during 2023.

	OPTION AWARDS		STOCK AWARDS
	NUMBER OF SHARES	VALUE REALIZED ON	NUMBER OF SHARES	VALUE REALIZED ON
	ACQUIRED ON EXERCISE	EXERCISE	ACQUIRED ON VESTING(1)	VESTING
NAME	(#)	($)	(#)	($)
Scott Egan	—	—	501,420	5,234,663
Stephen Yendall	—	—	34,879	369,369
David E. Govrin	—	—	237,347	2,171,171
Rob Gibbs	—	—	65,041	717,402
Stuart Liddell	—	—	57,814	418,757

(1)	Amounts reflect the aggregate dollar amount realized by the NEO upon the vesting of equity-based awards, computed by multiplying the number of shares acquired upon the vesting of the RSUs by the market value of the underlying shares on the vesting date. The applicable vesting dates were as follows:

●	September 21, 2023 and December 12, 2023 for Mr. Egan

●	November 15, 2023 for Mr. Yendall

●	February 27, 2023, March 1, 2023, April 6, 2023, April 14, 2023, and November 30, 2023 for Mr. Govrin

●	December 12, 2023 for Mr. Gibbs

●	January 17, 2023, February 27, 2023, April 6, 2023, and April 14, 2023 for Mr. Liddell

2023 Pension Benefits

The Company does not provide any qualified or non-qualified defined benefit pension plans to its NEOs.

2023 Non-qualified Deferred Compensation

None of our NEOs participated in a non-qualified deferred compensation arrangement during 2023.

2023 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

As described under the heading “Executive Compensation—Compensation Discussion & Analysis—Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards for Fiscal Year 2023 Table —Employment Agreements,” during 2023, the NEOs were each subject to either an employment agreement or an offer letter agreement which provided for certain severance benefits upon a qualifying termination of employment. Each NEO was also a participant in the Company’s equity award program, with outstanding equity awards that provided for accelerated vesting upon certain termination events or in connection with a change in control of the Company.

A description of the material terms of each of the employment and separation arrangements that were in effect as of December 31, 2023 and the equity award program, as well as estimates of the payments and benefits each then-serving NEO would receive upon a termination of employment, including in connection with a change in control of the Company, are set forth below. The estimates have been calculated assuming a termination date of December 31, 2023, and the closing price of our common shares on December 29, 2023 ($11.60). The amounts reported in the tables below are only estimates, and actual payments and benefits to be paid upon a termination of a NEO’s employment with the Company or a change in control of the Company under these arrangements can only be determined at the time of termination or change in control of the Company. The amounts reflected below are in addition to payment of any accrued or vested but unpaid compensation or benefits that the executive would be entitled to receive in connection with a termination of employment for any reason, any statutory severance benefits are generally available to all salaried employees, as well as any reimbursements for reasonable business expenses which are incurred prior to the executive’s termination of employment.

Employment Agreements

Scott Egan and Rob Gibbs

As noted above under “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards for Fiscal Year 2023 Table,” on May 17, 2023, Mr. Egan entered into a new employment agreement with SiriusPoint Bermuda (the “Egan Agreement”). Additionally, Mr. Gibbs is party to an offer letter agreement with SiriusPoint International Insurance Corporation (“SIIC”), dated as of December 1, 2022 (the “Gibbs Agreement”). Pursuant to the terms of the Egan Agreement and the Gibbs Agreement, upon a termination of employment by the employer other than for “Cause” (as defined in the Egan Agreement and the Gibbs Agreement) or a resignation of employment by Mr. Egan or Mr. Gibbs, as applicable, for “Good Reason” (as defined in the Egan Agreement and the Gibbs Agreement, and which includes a termination as a result of death or permanent disability) (collectively “Qualifying Terminations”), then the applicable NEO will be entitled to receive the following severance payments and benefits, subject to his timely execution of a statutory settlement agreement:

1.	Any unpaid portion of certain guaranteed annual bonus payments for Mr. Egan and Mr. Gibbs with respect to the 2023 performance year;

2.	An annual bonus for the year of termination based on actual performance for the year in which the termination date occurs, prorated for the period of employment during such year, and paid at the same time as annual bonuses are paid in the ordinary course of business to similarly-situated executives (other than in the case of a termination of employment during 2023);

3.	A cash severance payment equal to eighteen (18) months of base salary (in the case of Mr. Egan) or twelve (12) months of base salary (in the case of Mr. Gibbs) at the rate in effect as of his termination date, payable in installments; and

4.	Continued medical and life insurance benefits for eighteen (18) months following Mr. Egan’s termination date or twelve (12) months following Mr. Gibbs’s termination date at the same premium rates that active employees pay for such coverage (or in the case of Mr. Egan, if such benefit is not permissible due to the rules of the applicable insurance, the value of the premium cost to SiriusPoint Bermuda for such coverage).

In the event of a Qualifying Termination, the Egan Agreement and the Gibbs Agreement also provide that the applicable NEO would also be entitled to receive the guaranteed annual bonus payments described in (1) above, to the extent such Qualifying Termination occurs prior to the payment date for the guaranteed bonus.

Pursuant to the Egan Agreement and the Gibbs Agreement, six (6) months’ advance written notice is required for the employer to terminate the applicable NEO’s employment other than for Cause or for the NEO to terminate his employment for any reason other than Good Reason. However, in lieu of notice, the employer has the right to elect to terminate the applicable NEOs employment immediately and make a payment in lieu of notice equal to (i) the base salary that the NEO would have been paid had he served during the full six (6)-month notice period, plus (ii) to the extent the NEO’s termination would constitute a Qualifying Termination, the unpaid portion of the NEO’s guaranteed bonus for the 2023 performance period, less any required deductions. The cash severance payment described in (3) above will be reduced by an amount equal to any base salary paid by the employer in respect of any worked notice period and/or salary paid in lieu of notice, and will be inclusive of any statutory severance payments due to the NEO in connection with his termination of employment.

Stephen Yendall

Pursuant to the terms of Mr. Yendall’s employment agreement with Sirius America Insurance Company (“SAIC”), dated as of October 7, 2022 (the “Yendall Agreement”), upon a termination of employment by SAIC without “Cause” and without “Just Cause” (each as defined in the Yendall Agreement), or a resignation by Mr. Yendall for “Good Reason” (as defined in the Yendall Agreement), Mr. Yendall will be entitled to receive the following severance payments and benefits, in addition to certain statutory payments to which he is entitled under the Ontario Employment Standards Act, 2000 as amended or any successor legislation (the “ESA”):

1.       A lump sum cash severance payment equal to twelve (12)-months of Mr. Yendall’s then-current base salary (which is inclusive of entitlements to ESA pay in lieu of notice and ESA severance pay);

2.       An annual cash bonus for the year of termination, paid at target and pro-rated up to the last date of the ESA minimum statutory notice period;

3.       Continuation of employer contributions or premiums with respect to coverage for all benefits under any benefit plan for the twelve (12) month period after the termination date (or at the option of SAIC, payment of the applicable employer contribution or premium for any benefit that cannot be continued after the ESA minimum statutory notice period to the end of the 12-month period);

4.       With respect to any RSUs which are outstanding and unvested as of the termination date, such RSUs will continue to be eligible to vest for a period of twelve (12) months following the termination date; and

5. Any options which are outstanding and unvested as of the termination date will vest as of such date and remain exercisable for three (3) years following such date.

Pursuant to the terms of the Yendall Agreement, in order to receive any entitlements under that agreement which are in excess of Mr. Yendall’s minimum entitlements under the ESA, Mr. Yendall is required to sign a full and final release and indemnity in a form satisfactory to SAIC.

David E. Govrin

In connection with his appointment as Group President and Chief Underwriting Officer of the Company, Mr. Govrin and the Company entered into an Employment Agreement dated as of October 31, 2022 (the “Govrin Agreement”). Under the terms of the Govrin Agreement, in the event that Mr. Govrin’s employment is terminated by the Company without “Cause” or Mr. Govrin resigns for “Good Reason” (each as defined in the Govrin Agreement), then Mr. Govrin will be entitled to receive the following severance payments and benefits, subject to his execution and non-revocation of a severance and general release agreement on behalf of the Company:

1.       An annual cash bonus for the year of termination, calculated by applying the business, but the not the individual, performance modifier and pro-rated based on the number of full months that Mr. Govrin worked during the year, which bonus will be paid on the later of (a) the date bonuses are paid to other members of the Company’s management team, or (b) within thirty (30) days of when his separation agreement becomes effective;

2.       A cash severance payment equal to twelve (12) months of Mr. Govrin’s base salary at the rate in effect on his termination date, payable in installments;

3.       Accelerated vesting of all outstanding RSUs and stock options which are unvested as of the termination date, with such options remaining outstanding until the three year anniversary of the termination date (or, if earlier, the expiration date of those options); provided that any options subject to performance hurdles that must be satisfied to be exercisable may only be exercised if the relevant performance hurdles have been met; and

4.       Subsidized COBRA continuation coverage for twelve (12) months at active employee rates (subject to certain limited exceptions).

Pursuant to the Govrin Agreement, six (6) months’ advance written notice is required for the Company to terminate Mr. Govrin’s employment other than for Cause or for Mr. Govrin to terminate his employment for any reason other than Good Reason. However, in lieu of notice, the Company has the right to elect to (i) terminate Mr. Govrin’s employment immediately and make a payment in lieu of notice equal to the base salary that Mr. Govrin would have been paid had he served during the full six (6) month notice period, or (ii) unilaterally treat all or any portion of the notice period as a period of “Garden Leave” (as defined in the Govrin Agreement). To the extent the Company terminates Mr. Govrin other than for Cause, the total cash severance that Mr. Govrin would be entitled to receive pursuant to item (2) above will be reduced, on a dollar-for-dollar basis, to the extent the Company elects to place Mr. Govrin on Garden Leave or pay him in lieu of notice for any portion of the notice period.

In the event that Mr. Govrin remains continuously employed with the Company until October 31, 2025, and then chooses to voluntarily resign his employment with the Company after such date, then subject to entering into and not revoking a separation agreement and release of claims, Mr. Govrin will receive:

1. Accelerated vesting of all outstanding RSUs and stock options which are unvested as of the termination date, with such options remaining outstanding until the three year anniversary of the termination date (or, if earlier, the expiration date of those options); provided that any options subject to performance hurdles that must be satisfied to be exercisable may only be exercised if the relevant performance hurdles have been met; and

2. An annual cash bonus for the year of termination, calculated at target and pro-rated based on the number of full months that Mr. Govrin worked during the year, payable in lump sum.

In the event Mr. Govrin provides notice of his intent to voluntarily resign on or after October 31, 2025, then the Company will not exercise its right to pay in lieu of the six (6)-month notice period.

Mr. Govrin’s employment agreement further provides that in the event of a Change in Control, unvested stock options will vest in full and immediately become exercisable regardless of the stock price upon the Change in Control, subject to Mr. Govrin entering into a general release or similar agreement with the Company.

Stuart Liddell

In connection with his termination of employment, Mr. Liddell received a separation letter from SICC, which provided for payment of a lump sum cash payment in an amount equal to six (6) months of base salary in lieu of notice of termination ($217,816) in accordance with the terms of his employment agreement, as well as a payment in lieu of any accrued but unused holiday entitlement ($11,729). Although the separation letter also provided that Mr. Liddell remained eligible to receive a pro-rata bonus for 2023, he ultimately did not earn any such bonus in respect of 2023. Furthermore, effective as of his termination date, all of Mr. Liddell’s then-outstanding equity incentive awards were automatically cancelled and terminated.

Outstanding Equity Awards

Restricted Share Awards

As of December 31, 2023, Mr. Govrin held one restricted share award agreement under the 2013 Omnibus Incentive Plan. This restricted share award provided that in the event a termination of Mr. Govrin’s employment or services due to death or disability (as such term is defined in the 2013 Omnibus Incentive Plan) during the restricted period applicable to the award, the restricted shares will be deemed vested with respect to the number of restricted shares that would have vested had the executive’s service continued until the next vesting date immediately following such termination, with any remaining unvested restricted shares forfeited and cancelled. In addition, in the event of a “change in control” (as defined in the 2013 Omnibus Incentive Plan), prior to the end of the restricted period applicable to the restricted shares, if Mr. Govrin is terminated by the Company without “cause” (as defined in the 2013 Omnibus Incentive Plan) or resigns employment with the Company for “good reason” (as defined in the restricted share agreement) during the period that begins 90 days prior to the change in control and ends 24 months following the change in control, the restricted shares will be deemed fully vested as of the effective date of Mr. Govrin’s termination of service (or, in the case of termination prior to a change in control, the change in control).

The 2013 Omnibus Incentive Plan further provides that (i) in the event of Mr. Govrin’s termination of employment without cause within three (3) months prior to the occurrence of a change in control, Mr. Govrin will be treated under the 2013 Omnibus Incentive Plan as if he had remained continuously employed until the change in control, and experienced a termination of employment or service immediately thereafter, and (ii) in the event of a change in control, the restriction period applicable to the restricted shares will lapse as of immediately prior to the change in control (but note that where a restricted share agreement provides for accelerated vesting upon a termination in connection with a change in control, such provision supersedes this single-trigger change in control provision set forth in the 2013 Omnibus Incentive Plan).

Time-Based Restricted Share Unit Awards (RSUs)

As of December 31, 2023, each of the continuing NEOs held one or more RSI awards under the 2013 Omnibus Incentive Plan. Under a number of these agreements, in the event of a “change in control” (as defined in the 2013 Omnibus Incentive Plan) prior to the end of the restricted period applicable to the RSUs, if the executive’s services are terminated by the applicable employing entity without “cause” (as defined in the applicable award agreement) or the executive resigns for “good reason” (as defined in the applicable award agreement) during the period that begins 90 days prior to the change in control and ends 24 months following the change in control, the RSUs will be deemed fully vested as of the effective date of the executive’s termination of service (or, in the event of a termination prior to a change in control, the change in control). In addition, in the event that the executive’s services are deemed terminated for death or “disability”(as defined in the 2013 Omnibus Incentive Plan) during the restricted period, then the RSUs will be deemed vested to the extent of the number of RSUs that would have vested had the participant’s service continued until the next vesting date immediately following such termination for death or disability.

The remaining outstanding RSUs held by Messrs. Govrin and Egan under the 2013 Omnibus Incentive Plan generally provide that in the event of a “qualifying termination” (i.e., termination of employment as a result of death or “disability” as defined in the 2013 Omnibus Incentive Plan) or termination by the Company without cause or resignation by the executive for “good reason” (each as defined in the RSU agreement) at any time, their outstanding RSUs thereunder will be deemed fully vested effective as of the termination date. The additional outstanding RSU award held by Mr. Yendall provides that in the event of such a “qualifying termination” (which in the case of Mr. Yendall also includes a termination for “just cause”), all unvested RSUs will remain outstanding and be eligible to vest for twelve (12) months following the date of such termination of employment, or in the case of a qualifying termination during the period that begins 90 days prior to the change in control and ends 24 months following the change in control, the RSUs will be deemed fully vested as of the effective date of his termination of service (or, in the event of a termination prior to a change in control, the change in control).

The 2013 Omnibus Incentive Plan further provides that in the event of the executive’s termination without cause within three (3) months prior to the occurrence of a change in control, such executive will be treated under the 2013 Omnibus Incentive Plan as if they had remained continuously employed until the change in control, and experienced a termination of employment immediately thereafter, and (ii) in the event of a change in control, the restriction period applicable to RSUs will lapse as of immediately prior to the change in control (but note that where an RSU agreement provides for accelerated vesting upon a termination in connection with a change in control, such provision supersedes this single-trigger change in control provision set forth in the 2013 Omnibus Incentive Plan).

Performance-Based Restricted Share Unit Awards (PSUs)

As of December 31, 2023, each of the then-serving NEOs held one or more outstanding PSU awards under the 2013 Omnibus Incentive Plan. Under Mr. Govrin’s 2021 PSU award, (i) in the event of a termination of the executive’s employment or services due to death or disability (as such term is defined in the 2013 Omnibus Incentive Plan) prior to the third anniversary of the grant date, the PSUs will be deemed vested to the extent of the number of PSUs that would have vested based on the achievement of the applicable performance goals at any time prior to the first anniversary following the date of such termination had such termination occurred, without any requirement of continued service, with any remaining unvested PSUs forfeited and cancelled, and (ii) in the event of a “change in control” (as defined in the 2013 Omnibus Incentive Plan) prior to the end of the restricted period applicable to the PSUs, if the executive is terminated by the Company without “cause” (as defined in the 2013 Omnibus Incentive Plan) or the executive resigns employment with the Company for “good reason” (as defined in the PSU agreements) during the period that begins 90 days prior to the change in control and ends twenty-four months following the change in control, the PSUs will vest on the effective date of the executive’s termination of service (or, in the event of a termination prior to a change in control, the change in control) at the greater of target levels or levels based on actual performance achieved through the end of the fiscal quarter ending immediately prior to the change in control, and any remaining unvested PSUs will be forfeited.

Under the 2023 PSU awards, (i) in the event of a termination of the executive’s employment or services due to death or disability prior to the third anniversary of the grant date, then a pro-rated portion of the PSUs will vest based upon the number of full months following the grant date during which the executive was employed (assuming target performance); provided, however, that if the performance period (which ends on December 31, 2025) has ended on or prior to the executive’s death or termination for disability, then the number of PSUs that will vest is instead determined based on actual performance during the performance period, and (ii) in the event of a “change in control” prior to the end of the restricted period applicable to the PSUs, if the executive is terminated by the Company without cause or the executive resigns employment with the Company for good reason, then the award will be treated as described above with respect to the 2021 PSUs.

The 2013 Omnibus Incentive Plan further provides that in the event of the executive’s termination of employment or service without cause within three (3) months prior to the occurrence of a change in control, such executive will be treated under the 2013 Omnibus Incentive Plan as if they had remained continuously employed until the change in control, and experienced a termination of employment or service immediately thereafter.

Option Awards

As of December 31, 2023, Mr. Govrin held two unvested option awards granted under the 2013 Omnibus Incentive Plan. With respect to these option awards, upon a termination of employment, any unvested options are generally forfeited, provided that in the event of a “change in control” (as defined in the 2013 Omnibus Incentive Plan), prior to the end of the vesting period, if Mr. Govrin is terminated by his employer without “cause” (as defined in the 2013 Omnibus Incentive Plan) or resigns employment with his employer for “good reason” (as defined in the option agreements) during the period that begins 90 days prior to the change in control and ends 24 months following the change in control, the options will be deemed fully vested as of the effective date of such termination of service (or, in the event of a termination prior to a change in control, the change in control).

The 2013 Omnibus Incentive Plan further provides that (i) in the event of the executive’s termination of employment or service due to death or “disability” (as defined in the 2013 Omnibus Incentive Plan), with respect to any awards thereunder which are subject solely to time-based restrictions, any such awards that would have become vested prior to the first anniversary of the executive’s termination date, had the executive continued to be employed by the Company through such date, will immediately become vested as of the termination date; and (ii) in the event of the executive’s termination of employment without cause within three (3) months prior to the occurrence of a change in control, such executive will be treated under the 2013 Omnibus Incentive Plan as if they had remained continuously employed or providing services until the change in control, and experienced a termination of employment or services immediately thereafter. The 2013 Omnibus Incentive Plan further provides that in the event of a change in control, all options will become immediately exercisable (provided that such awards may be cashed out or cancelled with appropriate notice, and provided further that where an option agreement provides for accelerated vesting upon a termination in connection with a change in control, such provision supersedes this single-trigger change in control provision set forth in the 2013 Omnibus Incentive Plan).

Other than as described above, unvested equity incentive awards held by each of the NEOs will automatically be cancelled and forfeited upon the NEO’s termination of employment or service.

Potential Payments Upon a Qualifying Termination of Employment Absent a Change in Control(1)

Name	Cash Severance Payment	Value of Acceleration/	Continuing Welfare	Aggregate
	($)(2)	Lapse of Restrictions on	Insurance Benefit	Payments ($)
		Equity Awards ($)(3)	($)(4)

Scott Egan	4,191,000	2,352,944	92,390	6,636,334
Stephen Yendall	1,031,864	529,784	17,647	1,579,295
David E. Govrin	1,722,500	7,531,279	24,454	9,278,233
Rob Gibbs	1,265,391	0	6,203	1,271,594

(1)	“Qualifying termination” means, in the case of the continuing NEOs, a resignation of employment by the NEO for good reason (excluding, in the case of Messrs. Egan and Gibbs, termination as a result of death or disability, which is separately addressed in the “Potential Payments Upon Death or Disability” table below) or a termination of employment by the employer without cause (or in the case of benefits under the Yendall Agreement, without cause and without just cause).

(2)	Amounts reported in this column represent cash severance payments to each of the continuing NEOs in the event of a qualifying termination outside of the change in control period for the 2013 Omnibus Incentive Plan (in the case of awards under the 2013 Omnibus Incentive Plan, beginning ninety (90) days prior to and ending twenty-four (24) months following a change in control (as defined in the 2013 Omnibus Incentive Plan)). Mr. Yendall’s cash severance payment has been calculated disregarding the value of any potential statutory severance entitlements.

(3)	Reflects the value of the accelerated vesting or lapse of continuing service requirements with respect to certain outstanding unvested equity awards in connection with a qualifying termination outside of the change in control period for the 2013 Omnibus Incentive Plan as described above. The value of such accelerated vesting or lapse of continuing service restrictions with respect to the equity awards reported in this table is based upon our closing share price of $11.60 on December 29, 2023. For purposes of calculating the value of accelerated vesting of Mr. Govrin’s PSU awards pursuant to Mr. Govrin’s employment agreement, the Company has assumed that such PSU awards would become vested at target levels.

(4)	Reflects the cost to us of the continued provision of medical and life insurance benefits for eighteen (18) months following Mr. Egan’s termination date and twelve (12) months following Mr. Gibbs’s termination date, as well as continuation of employer contributions or premiums with respect to coverage for all benefits under any benefit plan for the twelve (12)-month period after the termination date for Mr. Yendall and subsidized COBRA continuation coverage for twelve (12) months at active employee rates for Mr. Govrin.

Potential Payments Upon Death or Disability

Name	Cash Severance	Value of Acceleration/	Continuing Welfare	Aggregate
	Payment($)(1)	Lapse of Restrictions	Insurance Benefit ($)(3)	Payments ($)
		on Equity Awards ($)(2)

Scott Egan	4,191,000	3,881,971	92,390	8,165,361

Stephen Yendall	0	787,370	0	787,370

David E. Govrin	0	5,076,709	0	5,076,709

Rob Gibbs	1,265,391	303,382	6,203	1,574,976

(1)	Amounts reported in this column represent cash severance amounts payable in connection with termination of employment as a result of death or permanent disability, in accordance with the terms of the applicable employment agreement.

(2)	Reflects the value of the accelerated vesting or lapse of continuing service requirements with respect to certain outstanding unvested RSU awards, restricted share awards and options in connection with a termination of employment as a result of death or disability as described above. The value of such accelerated vesting or lapse of continuing service restrictions with respect to the equity awards reported in this table is based upon our closing share price of $11.60 on December 30, 2023.

(3)	Reflects the cost to us of the continued provision of medical and life insurance benefits for eighteen (18) months following Mr. Egan’s termination date and twelve (12) months following Mr. Gibbs’s termination date (to the extent applicable).

Potential Payments Upon a Qualifying Termination of Employment in Connection with a Change in Control(1)

Name	Cash Severance	Value of Acceleration/	Continuing Welfare	Aggregate
	Payment ($)(2)	Lapse of Restrictions	Insurance Benefit	Payments ($)
		on Equity Awards ($)(3)	($)(4)

Scott Egan	4,191,000	8,354,749	92,390	12,638,139

Stephen Yendall	1,031,864	2,227,246	17,647	3,276,757

David E. Govrin	1,722,500	7,846,079	24,454	9,593,033

Rob Gibbs	1,265,391	1,190,844	6,203	2,462,438

(1)	“Qualifying termination” means, in the case of the continuing NEOs, a resignation of employment by the NEO for good reason (including, in the case of Messrs. Egan and Gibbs, a termination as a result of death or permanent disability) or a termination of employment by the employer without cause (or in the case of benefits under the Yendall Agreement, without cause and without just cause), during the relevant change in control period (in the case of awards under the 2013 Omnibus Incentive Plan, beginning ninety (90) days prior to and ending twenty-four (24) months following a change in control (as defined in the Omnibus Incentive Plan).

(2)	Amounts reported in this column represent cash severance payments to each of the continuing NEOs in the event of a qualifying termination during the applicable change in control period.

(3)	Reflects the value of the accelerated vesting of certain outstanding, unvested equity awards in connection with a qualifying termination in connection with a change in control as described above. For all NEOs, these calculations assume that the NEO experiences a qualifying termination of employment immediately following a change in control on December 29, 2023. The value of the accelerated vesting of equity awards reported in this table is based upon our closing share price of $11.60 on December 29, 2023. With respect to the PSU awards held by Mr. Govrin, the value reflected in this column assumes that such awards would undergo accelerated vesting at target levels.

(4)	Reflects the cost to us of the continued provision of medical and life insurance benefits for eighteen (18) months following Mr. Egan’s termination date, and twelve (12) months following Mr. Gibbs’s termination date, as well as the continuation of employer contributions or premiums with respect to coverage for all benefits under any benefit plan for the twelve (12) month period after the termination date for Mr. Yendall and subsidized COBRA continuation coverage for twelve (12) months at active employee rates for Mr. Govrin.

In addition to the amounts set forth in the tables above, in the event of a Change in Control (absent a termination) on December 31, 2023, pursuant to the terms of Mr. Govrin’s employment agreement, Mr. Govrin would have been entitled to accelerated vesting of all of his then-outstanding and unvested stock option awards, with a fair market value of approximately $394,970 as of December 31, 2023.

For purposes of these tables, with respect to treatment of outstanding equity awards in connection with a change in control, we have assumed that all such awards have been effectively substituted, assumed or continued by the surviving or acquiring corporation and that the awards are subject to the double-trigger vesting provisions set forth in the underlying award agreements.

CEO PAY RATIO DISCLOSURE

We believe our executive compensation program must be consistent and internally equitable to motivate our employees to perform in ways that enhance shareholder value. We are committed to internal pay equity, and the Compensation Committee monitors the relationship between the pay of our executive officers and the pay of our non-executive employees. In 2023, we determined to identify our median employee, using base salary for fiscal year 2023 of each of our employees (excluding the CEO) employed as of December 1, 2023.

We determined the compensation of our median employee by:

(i)	determining the base salary for each of our employees (excluding our CEO);

(ii)	ranking the base salary of all employees except for our CEO from lowest to highest (a list of 1,004 employees); and

(iii)	selecting the median employee as described above.

All active employees working on a full-time, part-time, or interim basis were included. To facilitate comparison of all employees in U.S. dollars, compensation paid in foreign currencies was converted to U.S. dollars. We applied a local currency to U.S. dollar exchange rate on December 29, 2023. We annualized the compensation for employees who began employment after the start of the fiscal year or who were on an unpaid leave of absence during the fiscal year.

Upon identifying the median employee, total compensation was calculated for this individual using the same methodology we use for our NEOs as set forth in the 2023 Summary Compensation Table.

For fiscal year 2023, our last completed fiscal year:

	2023 ANNUAL TOTAL COMPENSATION
EMPLOYEE	($)	ESTIMATED PAY RATIO
Scott Egan, our CEO	10,282,470	93:1
Median employee, other than our CEO	110,482

Based on this information, for 2023 the reasonable estimated ratio of the annual total compensation of our CEO, to the median of the annual total compensation of all employees, calculated in a manner consistent with Item 402(u) of Regulation S-K, was 93:1.

PAY VERSUS PERFORMANCE

The following table sets forth information concerning: (1) the compensation of our Chief Executive Officer (Mr. Egan), our former Chief Executive Officer (Mr. Malloy), our former Chief Executive Officer and Director (Mr. Sankaran) (the Company’s Principal Executive Officers, or “PEOs”), and the average compensation for our other Named Executive Officers, both as reported in the Summary Compensation Table and with certain adjustments to reflect the “compensation actually paid” to such individuals, as defined under SEC rules, for each of the fiscal years ended December 31, 2020, 2021, 2022 and 2023 and (2) and our cumulative total shareholder return (“TSR”), the cumulative TSR of our comparator group (“Comparator Group TSR”), Net Income and Core Combined Ratio over such years in accordance with SEC rules performance for each such fiscal year:

(a)	(b)	(b)	(b)	(c)	(c)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Year(1)	SCT Total for Mr. Egan ($)(2)	SCT Total for Mr. Malloy ($)(2)	SCT Total for Mr. Sankaran ($)(2)	Comp. Actually Paid to Mr. Egan ($)(2)(3)	Comp. Actually Paid to Mr. Malloy ($)(2)(3)	Comp. Actually Paid to Mr. Sankaran ($)(2)(3)	Average SCT Total for Non-PEO NEOs ($)(1)(2)	Average Comp. Actually Paid to Non-PEO NEOs ($)(2)(3)	Value of Initial Fixed $100 Investment Based on:		Net Income ($MMs)	Core Combined Ratio(5)
									Total Shareholder Return ($)	Comparator Group Total Shareholder Return ($)(4)
2023	10,282,470	—	—	16,426,982	—	—	2,386,159	3,990,654	110.27	164.4	355	89.1%
2022	5,818,004	5,559,656	14,025,109	6,972,607	2,413,083	524,638	2,764,751	1,444,040	56.08	144.76	-387	101.5%
2021	—	4,168,265	12,374,251	—	3,786,356	8,977,855	2,794,042	2,459,819	77.28	125.88	58	99.7%
2020	—	3,254,510	—	—	1,697,106	—	1,758,356	1,527,848	90.49	103.11	144	110.3%

(1)	The following individuals are our NEOs for each fiscal year:

YEAR	PEOs	Non-CEO NEOs
2023	Scott Egan	Stephen Yendall, David E Govrin, Rob Gibbs, and Stuart Liddell
2022	Scott Egan, Daniel Malloy, and Siddhartha Sankaran	Monica Cramér Manheim, Stuart Liddell, Prashanth Gangu, David E. Govrin, David W. Junius, Stephen Yendall, and Vievette Henry
2021	Daniel Malloy, and Siddhartha Sankaran	Monica Cramér Manheim, Prashanth Gangu, David E. Govrin, David W. Junius, and Christopher Coleman
2020	Daniel Malloy	David E. Govrin, David W. Junius, Nicholas J.D. Campbell and Christopher Coleman

(2)	The amounts reported for 2022 and 2021 have been updated from the amounts reported in the 2023 proxy statement to reflect the inadvertent exclusion of certain equity awards from Summary Compensation Table values and/or the compensation actually paid calculation.

(3)	Compensation actually paid to our NEOs represents the “Total” compensation reported in the Summary Compensation Table for the applicable fiscal year, adjusted as set forth below. Amounts set forth in this table were computed in accordance with the methodology used for financial reporting purposes and, for performance-based equity awards, calculated based on the probable outcome of such performance-based vesting conditions as of the last day of the fiscal year.

	2020		2021			2022				2023
Adjustments	Mr. Malloy	Average non-PEO NEOs	Mr. Malloy	Mr. Sankaran	Average non-PEO NEOs	Mr. Egan	Mr. Malloy	Mr. Sankaran	Average non-PEO NEOs	Mr. Egan	Average non-PEO NEOs
Deduction for Amounts Reported under the “Stock Awards” and “Option Awards” Columns in the SCT for Applicable FY	(1,487,518)	(925,321)	(2,373,160)	(10,857,790)	(1,394,269)	(5,002,002)	(3,151,143)	(9,588,400)	(1,414,755)	(4,889,402)	(1,121,703)
Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Remain Unvested as of Applicable FY End, determined as of Applicable FY End	1,081,235	976,441	2,685,238	7,964,328	1,638,868	5,493,814	—	800,845	928,396	6,001,805	1,283,784
Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Vested during Applicable FY, determined as of Vesting Date	—	—	—	—	109,851	662,791	808,200	—	6,286	—	—
Increased/deduction for Awards Granted during Prior FY that were Outstanding and Unvested as of Applicable FY End, determined based on change in ASC 718 Fair Value from Prior FY End to Applicable FY End	(954,558)	(221,696)	(50,078)	(506,683)	(53,662)	—	(636,072)	(1,755,184)	(157,391)	1,156,188	774,538
Increased/deduction for Awards Granted during Prior FY that Vested During Applicable FY, determined based on change in ASC 718 Fair Value from Prior FY End to Applicable FY Vesting Date	(91,513)	(28,398)	57,535	3,749	35,337	—	(117,940)	(183,856)	(94,094)	3,875,921	753,659
Deduction of ASC 718 Fair Value of Awards Granted during Prior FY that were Forfeited during Applicable FY, determined as of Prior FY End	(105,050)	(31,535)	(701,444)	—	(670,349)	—	(49,617)	(2,773,876)	(593,153)	—	(85,784)
Increase based on Dividends or Other Earnings Paid during Applicable FY prior to Vesting Date	—	—	—	—	—	—	—	—	—	—	—
TOTAL ADJUSTMENTS	(1,557,404)	(230,508)	(381,909)	(3,396,396)	(334,223)	1,154,604	(3,146,573)	(13,500,471)	(1,324,711)	6,144,512	1,604,494

(4)	TSR is cumulative for the measurement periods beginning on December 31, 2019 and ending on December 31 of each of 2023, 2022, 2021 and 2020, respectively, calculated in accordance with Item 201(e) of Regulation S-K. The Dow Jones U.S. Property & Casualty Index is the same index we use in our performance graph in the Company’s Annual Reports on Form 10-K for the year ended December 31, 2023.

(5)	“Core Combined Ratio” is a non-GAAP measure which is calculated by dividing the sum of Core loss and loss adjustment expenses incurred, net, acquisition costs, net and other underwriting expenses by Core net premiums earned. This ratio, which is one of the selected performance metrics under the Company’s annual cash incentive program for 2023, is a key indicator of our underwriting profitability, and the Compensation Committee has determined that this measure represents the most important financial performance measure used by the Company to link compensation actually paid to the Company’s NEOs to Company performance. Appendix A to this Proxy Statement includes a reconciliation of such non-GAAP financial measures to the most directly comparable financial measure prepared in accordance with GAAP.

Narrative Disclosure to Pay Versus Performance Table

Relationship between Financial Performance Measures

The line graphs below compare (i) the compensation actually paid to our PEO(s) and the average of the compensation actually paid to our remaining NEOs, with (ii) our cumulative TSR, (iii) Peer Group TSR, (iv) our Net Income, and (v) our Core Combined Ratio, in each case, for the fiscal years ended December 31, 2020, 2021, 2022 and 2023.

TSR amounts reported in the graph assume an initial fixed investment of $100, and that all dividends, if any, were reinvested.

Pay Versus Performance Tabular List

The following performance measures represent the most important financial and strategic performance measures used by us to link compensation actually paid to our NEOs to performance for the fiscal year ended December 31, 2023:

●	Core Combined Ratio;

●	Tangible NBVPS compound annualized growth rate; and

●	Cost base reduction

AUDIT MATTERS

PROPOSAL 3	APPOINTMENT OF INDEPENDENT AUDITOR & TO DETERMINE THE INDEPENDENT AUDITOR’S REMUNERATION
TO APPOINT PRICEWATERHOUSECOOPERS LLP, AN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AS OUR INDEPENDENT AUDITOR TO SERVE UNTIL THE ANNUAL GENERAL MEETING TO BE HELD IN 2025, AND TO AUTHORIZE OUR BOARD, ACTING BY THE AUDIT COMMITTEE, TO DETERMINE THE INDEPENDENT AUDITOR’S REMUNERATION

The Board proposes and recommends that the shareholders appoint the firm of PricewaterhouseCoopers LLP (“PwC”), an independent registered certified public accounting firm, as our independent auditor to serve until the annual general meeting to be held in 2025.

PwC has served as our independent auditor since February 26, 2021, the date of the consummation of the Merger. A representative of PwC will attend the Annual General Meeting virtually and will have an opportunity to make a statement, if he or she desires to do so, and to respond to appropriate questions. Shareholders at the Annual General Meeting will also be asked to vote to authorize our Board, acting by the Audit Committee, to determine the independent auditor’s remuneration.

If a quorum is present at the Annual General Meeting, the appointment of PwC at the Annual General Meeting will be decided by a majority of votes cast. For further information, see the answers to the questions “What is the quorum requirement for the Annual General Meeting?” and “What is the voting requirement to approve each of the proposals?”

THE AUDIT COMMITTEE AND THE BOARD UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP, AN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AS OUR INDEPENDENT AUDITOR TO SERVE UNTIL THE ANNUAL GENERAL MEETING TO BE HELD IN 2025, AND TO AUTHORIZE OUR BOARD, ACTING BY THE AUDIT COMMITTEE, TO DETERMINE THE INDEPENDENT AUDITOR’S REMUNERATION.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

The following table sets forth the aggregate fees charged to the Company by PwC in 2023 and 2022 for audit services rendered in connection with the audit of our consolidated financial statements and reports for 2023 and 2022 and for other services rendered during 2023 and 2022 to the Company and its subsidiaries, as well as all out-of-pocket costs incurred in connection with these services. PwC has served as our independent auditor since February 26, 2021.

INDEPENDENT AUDITOR FEES

	PRICEWATERHOUSECOOPERS LLP
FEE CATEGORY	FY 2023 ($)	FY 2022 ($)
Audit fees	6,716,879	5,692,915
Audit-related fees	127,000	206,192
Tax fees	46,299	121,672
All other fees	12,000	9,959
Total fees	6,902,178	6,030,739

AUDIT FEES: Includes the aggregate fees billed by PwC for professional services and expenses rendered for the audit of the Company’s consolidated financial statements and internal control over financial reporting in 2023 and 2022, as well as subsidiary and statutory audits.

AUDIT-RELATED FEES: Fees billed by PwC include services rendered in connection with other SEC filings (except for Annual Report on Form 10-K and Quarterly Report on 10-Q). Audit-related fees in 2022 include fees for proactive assurance related to new accounting pronouncements and information technology implementations.

TAX FEES: Includes fees billed by PwC for tax-related services in conjunction with our ongoing business operations and transaction tax advisory services.

ALL OTHER FEES: Includes fees billed by PwC for access to their resource tools for accounting and auditing standards.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES

The Audit Committee has adopted a policy requiring the Audit Committee to pre-approve all audit and, subject to the de minimis exception of Section 10A(i) of the Exchange Act and the SEC rules promulgated thereunder, all permitted non-audit services performed by the Company’s independent auditor. The Audit Committee may delegate pre-approval authority to one or more designated members of the Audit Committee, who must then provide a report of such pre-approvals to the Audit Committee at its next scheduled meeting. When pre-approving non-audit services by the independent auditor, the Audit Committee shall consider whether the provision of such services is consistent with maintaining the independent auditor’s independence. All services performed by PwC in 2023 were pre-approved by the Audit Committee pursuant to the foregoing pre-approval policy and procedures.

REPORT OF THE AUDIT COMMITTEE

The charter of the Audit Committee provides that the Audit Committee is responsible for the recommendation to the shareholders of the appointment, retention, termination and oversight of the work of our independent auditor, for the purpose of preparing or issuing an audit report.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. Each of the members of the Audit Committee qualified as an “independent” director as defined under Section 303A.02(a)(ii) of the NYSE rules and Rule 10A-3 of the Exchange Act. All of the members of the Audit Committee are financially literate and one member of the Audit Committee is an audit committee financial expert, as defined under the SEC rules. All of the members of the Audit Committee have accounting or related financial management expertise within the meaning of the SEC and NYSE rules. The Company’s management has the primary responsibility for the financial statements and for the financial reporting process, including the establishment and maintenance of the system of internal control over financial reporting. The independent registered public accounting firm appointed as the Company’s independent auditor is responsible for auditing the financial statements prepared by management and the Company’s internal controls over financial reporting. The Company’s independent auditor expresses an opinion on the conformity of the Company’s financial statements with generally accepted accounting principles and on the design and operating effectiveness of the Company’s internal control over financial reporting. In this context, the Audit Committee has met and held discussions with management and Pricewaterhouse Coopers LLP (“PwC”), the independent registered public accounting firm appointed as the Company’s independent auditor in 2021, regarding the fair and complete presentation of the Company’s audited financial statements.

The Audit Committee reviewed and discussed with PwC the matters that are required to be discussed pursuant to the applicable requirements of the SEC and the Public Company Accounting Oversight Board (“PCAOB”), including:

●

their judgments as to the quality, not just the acceptability, of our accounting principles,

●    the reasonableness of significant judgments,

●

all critical accounting policies and practices to be used,

●    material alternative accounting treatments within generally accepted accounting principles discussed with management,

●    the determination of audit tenure,

●

critical audit matters that arose during the current period audit, and

●

other material written communications between PwC and management.

As part of that review, the Audit Committee has received the written disclosures and the letter required by applicable requirements of the PCAOB regarding PwC’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed PwC’s independence from the Company with PwC. The Audit Committee also has considered whether PwC’s provision of non-audit services to the Company is compatible with the auditor’s independence. The Audit Committee has concluded that PwC is independent from the Company and its management.

In addition to the oversight over the financial reporting process, the Audit Committee also has the sole authority to appoint, retain and oversee the Company’s Chief Actuary. The Audit Committee met in 2023 with the Chief Financial Officer, the Chief Actuary, the Chief Legal Officer, representatives of PwC, and the Company’s Chief Audit Officer, in regular and executive sessions to discuss the results of their respective examinations, their evaluations of the design and operating effectiveness of the Company’s internal control over financial reporting, and the overall quality of the Company’s financial reporting and compliance programs.

REPORT OF THE AUDIT COMMITTEE (CONTINUED)

The Audit Committee annually reviews the performance and independence of PwC in deciding whether to retain the audit firm or engage a different independent registered public accounting firm and whether the independent registered public accounting firm should be rotated.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, for filing with the SEC.

THE AUDIT COMMITTEE Sharon M. Ludlow, Chair Franklin (Tad) Montross IV Jason Robart

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of SiriusPoint common shares, Series A Preference Shares and Series B Preference Shares as of March 15, 2024 (except as otherwise indicated), by:

●	each person who is the beneficial owner of more than 5% of the Company’s common shares and Series A preference shares;

●	each person who is an NEO or director; and

●	all executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including RSUs and restricted share awards (“RSAs”) that vest within 60 days and options and warrants that are currently exercisable or exercisable within 60 days. As of March 15, 2024, there were 169,753,232 common shares, 11,720,987 Series A Preference Shares, and 8,000,000 Series B Preference Shares of SiriusPoint issued and outstanding. Unless otherwise indicated below, the address for each person listed on the table is c/o SiriusPoint Ltd., Point Building, 3 Waterloo Lane, Pembroke HM 08, Bermuda.

Percentage of total voting power represents voting power with respect to all shares of SiriusPoint common shares and Series A Preference Shares, voting as a single class. Each holder of common shares is entitled to one vote for each common share held on the record date. Each holder of Series A Preference Shares is entitled to the number of votes equal to the number of common shares into which the Series A Preference Shares are then convertible as of the record date. As of March 15, 2024, each Series A Preference Share was convertible into one common share. Series B Preference Shares are non-voting shares. As discussed under the heading “Questions and Answers ― Will I Be Entitled to Vote All of My Shares at the Annual General Meeting?”, the voting rights related to “controlled shares” owned by U.S. Persons (as defined in our Bye-laws) will be limited, in the aggregate, to a voting power of less than 9.5%, under a formula specified in our Bye-laws. The formula is applied repeatedly until the voting power of all 9.5% shareholders (as defined in our Bye-laws) has been reduced to less than 9.5%. Other voting power limitations are set forth in the CMB Investor Rights Agreement, as described elsewhere in this proxy statement and noted in the table below.

NAME AND ADDRESS	COMMON SHARES		SERIES A PREFERENCE SHARES		SERIES B PREFERENCE SHARES		% OF TOTAL VOTING POWER
	NUMBER OF SHARES	PERCENTAGE OF CLASS	NUMBER OF SHARES	PERCENTAGE OF CLASS	NUMBER OF SHARES	PERCENTAGE OF CLASS
5% SHAREHOLDERS
CM Bermuda Ltd.(1) CM Bermuda Canon’s Court 22 Victoria Street Hamilton, HM 12, Bermuda CMIG International 3 Temasek Avenue Centennial Tower, #17-10 Singapore 039190	75,789,774	39.70%	11,710,956	99.91%	—	—	9.90%
Daniel S. Loeb(2) c/o Third Point LLC 55 Hudson Yards New York, New York 10001	15,173,571	8.90%	—	—	34,796	0.435%	8.90%
BlackRock, Inc.(3) 55 East 52nd Street New York, New York 10055	12,971,634	7.60%	—	—	—	—	7.60%
The Vanguard Group Inc.(4) 100 Vanguard Boulevard Malvern, Pennsylvania 19355	10,521,242	6.20%	—	—	—	—	6.20%
Wellington Management Group (5) c/o Wellington Management Company LLP 280 Congress Street Boston, MA 02210	8,800,094	5.20%	—	—	—	—	5.20%
DIRECTORS AND NAMED EXECUTIVE OFFICERS
Franklin (Tad) Montross IV(9)*	85,295	0.05%	—	—	—	—	0.05%
Peter Wei Hei Tan*	18,596	0.01%	—	—	—	—	0.01%
Bronek Masojada(9)*	41,840	0.02%	—	—	—	—	0.02%
Daniel S. Loeb(2)	15,173,571	8.90%	—	—	34,796	0.435%	8.90%
Mehdi A. Mahmud(9)*	99,671	0.06%	—	—	—	—	0.06%
Jason Robart(9)*	73,416	0.04%	—	—	—	—	0.04%
Scott Egan(6)(9)*	728,808	0.43%	—	—	—	—	0.43%
Rafe de la Geuronierre(9)*	147,050	0.09%	—	—	—	—	0.09%
Sharon Ludlow(9)*	136,806	0.08%	—	—	—	—	0.08%
Stephen Yendall(7)(10)*	124,621	0.07%	—	—	—	—	0.07%
David E. Govrin(8)(9)*	828,414	0.49%	—	—	—	—	0.49%
Robin Gibbs(9)*	68,691	0.04%	—	—	—	—	0.04%
All Directors and Executive Officers as a group (12 persons) (10)	17,526,779	10.32%			34,796		10.32%

*	Represents beneficial ownership of less than 1%.

(1)	Based on Schedule 13D filed on March 8, 2021, by China Minsheng Investment Group Corp., Ltd. (“CMIG”), which states that as of February 26, 2021, CMIG has shared voting power and shared dispositive power over 75,789,774 shares. In accordance with the CMB Investor Rights Agreement, the voting power of CM Bermuda, its Affiliates and its Related Persons in SiriusPoint is capped at

9.9%. The total number of common shares reported in this table includes 20,991,337 common shares issuable upon exercise of warrants.

(2)	Based on Amendment No. 4 to Schedule 13D filed on August 9, 2023, by Daniel S. Loeb, which states that as of August 9, 2023, the 2010 Loeb Family Trust owns 235,127 common shares, Third Point Advisors LLC owns 1,000,000 Common Shares, Third Point Opportunities Master Fund L.P. owns 7,493,842 common shares and the 2011 Loeb Family GST Trust owns 4,846,971 Common Shares, and Mr. Loeb owns the balance of the common shares reported herein. Mr. Loeb has sole voting and dispositive power over the shares held by the 2010 Loeb Family Trust, Third Point Advisors LLC, the 2011 Loeb Family GST Trust and Third Point Opportunities Master Fund L.P. Mr. Loeb disclaims beneficial ownership of such common shares except to the extent of his pecuniary interest therein, if any.

(3)	Based on Schedule 13G filed on February 6, 2024, by Blackrock, Inc. (“Blackrock”), which states that as of December 31, 2023, Blackrock has sole voting power over 12,778,006 shares and sole dispositive power over 12,971,634 shares.

(4)	Based on Amendment No. 6 to Schedule 13G filed on February 13, 2024, by The Vanguard Group (“Vanguard”), which states that as of December 29, 2023, Vanguard has shared voting power over 129,927 shares, sole dispositive power over 10,296,417 shares, and shared dispositive power over 224,825 shares.

(5)	Based on Schedule 13G filed on February 14, 2024, by Wellington Management Group LLP (“Wellington Management”), which states that as of December 29, 2023, Wellington Management has shared voting power of 7,809,632 shares and shared dispositive power over 8,800,094 shares.

(6)	Includes (i) 300,000 vested options to purchase common shares, (ii) 300,000 options to purchase common shares which will vest and become exercisable when the closing price of the Company’s common stock on the NYSE reaches $8.00 and (iii) 300,000 options to purchase common shares which will vest and become exercisable when the closing price of the Company’s common stock on the NYSE reaches $10.00.

(7)	Includes (i) 100,000 options to purchase common shares which will vest and become exercisable when the closing price of the Company’s common stock on the NYSE reaches $8.00 and (ii) 100,000 options to purchase common shares which will vest and become exercisable when the closing price of the Company’s common stock on the NYSE reaches $10.00.

(8)	Includes 350,000 options to purchase common shares which will vest and become exercisable when the closing price of the Company’s common stock on the NYSE reaches $8.00.

(9)	Includes beneficial ownership of shares underlying RSUs and restricted share awards RSAs that vest within 60 days after March 15, 2024.

Shares underlying RSUs and RSAs that vest within 60 days after March 15, 2024
	RSUs	RSAs	Total
Franklin (Tad) Montross IV	–	14,929	14,929
Bronek Masojada	–	10,399	10,399
Mehdi A. Mahmud	–	14,929	14,929
Jason Robart	–	14,929	14,929
Scott Egan	43,116.00	–	43,116
Rafe de la Geuronierre	–	14,929	14,929
Sharon Ludlow	–	14,929	14,929
Stephen Yendall	10,794.00	–	10,794
David E. Govrin	118,310.00	27,138	145,448
Robin Gibbs	8,555.00	–	8,555

(10)	Consists of (i) 17,305,081 common shares, (ii) 40,923 options to purchase common shares that become exercisable with 60 days after March 15, 2024, and (iii) 180,775 RSUs that vest within 60 days after March 15, 2024 that are held by such executive officers and directors as a group.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, officers and persons who own more than 10% of the issued and outstanding shares of the Company’s common shares to file reports of initial ownership of common shares and other equity securities and subsequent changes in that ownership with the SEC and the NYSE. Based solely on a review of such reports and written representations from the directors, executive officers and 10% owners, the Company believes that all such filing requirements were met during 2023.

INFORMATION ABOUT THE ANNUAL GENERAL MEETING AND VOTING

GENERAL INFORMATION

This proxy statement is furnished to shareholders of SiriusPoint Ltd. in connection with the solicitation of proxies by our Board of Directors for use at our 2024 Annual General Meeting or at any adjournment or postponement thereof, to be held:

WHEN	VIRTUAL WEBCAST	RECORD DATE
Thursday, May 20, 2024	Via live audio webcast at	April 4, 2024
10:00 a.m., Atlantic Daylight	www.meetnow.global/MAHXJL7
Time

DATE OF DISTRIBUTION

This proxy statement and the accompanying proxy card are first being sent to shareholders on or about April 9, 2024.

In order to provide expanded access, improved communication and cost savings for our shareholders and our Company, this year’s annual general meeting will be conducted virtually via live audio webcast.

QUESTIONS AND ANSWERS

WHY AM I RECEIVING THESE MATERIALS?

We are providing these proxy materials to you in connection with the solicitation by the Company’s Board of proxies to be voted at the Company’s Annual General Meeting and at any adjournments or postponements thereof. Because you were a shareholder of the Company as of the close of business on the record date, our Board has made this proxy statement and proxy card available to you on the Internet, in addition to delivering printed versions of this proxy statement and proxy card to certain shareholders by mail.

This proxy statement provides notice of the Annual General Meeting, describes the proposals presented for shareholder action and includes information required to be disclosed to shareholders. You do not need to attend the virtual Annual General Meeting to vote your shares and may vote your shares in advance of the meeting, described under the heading “How can I vote my shares without attending the Annual General Meeting?” below.

INFORMATION ABOUT THE ANNUAL GENERAL MEETING AND VOTING

HOW DO I GET ELECTRONIC ACCESS TO THE PROXY MATERIALS?

The Company’s notice of the 2024 Annual General Meeting, proxy statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2023 are available at www.edocumentview.com/SPNT. To receive documents electronically in the future, if you are a shareholder of record, you may elect to receive future annual reports or proxy statements electronically by visiting www-us.computershare.com/Investor and log in to sign up, or while voting via the Internet click the box to give your consent. If you hold your shares in street name, you should contact your broker, bank or other nominee for information regarding electronic delivery of proxy materials.

An election to receive proxy materials electronically will remain in effect for all future annual general meetings until revoked. Shareholders requesting electronic delivery may incur costs, such as telephone and Internet access charges, that must be borne by the shareholder.

WHAT PROPOSALS WILL BE VOTED ON AT THE ANNUAL GENERAL MEETING AND WHAT ARE THE BOARD’S RECOMMENDATIONS?

There are three proposals scheduled to be voted on at the Annual General Meeting:

PROPOSALS			BOARD RECOMMENDATIONS	FOR MORE INFORMATION, SEE PAGE
1	To elect four Class II directors to serve for a term expiring in 2027, or until their office shall otherwise be vacated pursuant to our Bye-Laws:		FOR each nominee	9
	●	Bronek Masojada
	●	Daniel S. Loeb
	●	Mehdi A. Mahmud
	●	Jason Robart
2	To approve, by a non-binding advisory vote, the executive compensation payable to the Company’s NEOs. (Say-on-Pay)		FOR	53
3	To approve:		FOR	125
	(i)	the appointment of PwC, an independent registered public accounting firm, as our independent auditor, to serve until the Annual General Meeting to be held in 2025; and
	(ii)	the ratification of PwC’s remuneration as determined by the Audit Committee of the Board.

INFORMATION ABOUT THE ANNUAL GENERAL MEETING AND VOTING

HOW DO I ATTEND THE VIRTUAL ANNUAL GENERAL MEETING?

If you are a registered shareholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Annual General Meeting virtually on the Internet. Please follow the instructions on the notice or proxy card that you received. You will be able to attend the Annual General Meeting online and submit your questions during the meeting by visiting www.meetnow.global/MAHXJL7. Such questions must be confined to matters properly before the Annual General Meeting and of general Company concern. You will also be able to vote your shares electronically at the Annual General Meeting. To participate, you will need the control number included on your proxy card, or on the instructions that accompanied your proxy materials.

If you hold your shares through an intermediary, such as a bank or broker, and want to attend the Annual General Meeting online by webcast (with the ability to ask a question and/or vote, if you choose to do so) you have two options:

1	You can register in advance to attend the Annual General Meeting virtually on the Internet. To register to attend the Annual General Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your SiriusPoint Ltd. holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., EDT, on May 15, 2024.

You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us at the following:

BY EMAIL Forward the email from your broker, and attach an image of your legal proxy, to: legalproxy@computershare.com	BY MAIL Computershare SiriusPoint Ltd. Legal Proxy P.O. Box 43001 Providence, Rhode Island 02940-3001

INFORMATION ABOUT THE ANNUAL GENERAL MEETING AND VOTING

2	You can register at the virtual meeting to be able to fully participate using the control number received with your voting instruction form. Online registration for the Annual General Meeting will enable you to attend, ask questions and vote. We expect that the vast majority of beneficial owners will be able to fully participate using this option. Please note, however, that this option is intended to be provided as a convenience to beneficial owners only, and there is no guarantee this option will be available for every type of beneficial owner voting control number. The inability to provide this option to any or all beneficial owners shall in no way impact the validity of the Annual General Meeting. Beneficial owners may choose to register in advance of the Annual General Meeting using option (1) above, if you prefer to use the traditional, legal proxy option.

In any event, please go to www.meetnow.global/MAHXJL7 for more information on the available options and registration instructions.

The meeting will begin promptly at 10:00 a.m., Atlantic Daylight Time (9:00 a.m. EDT). We encourage you to access the meeting prior to the start time. Online access will open at 9:45 a.m., Atlantic Daylight Time (8:45 a.m. EDT), and you should allow ample time to log in to the meeting webcast and test your computer audio system. We recommend that you carefully review the procedures needed to gain admission in advance.

The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Shareholders should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. Contact information on the meeting login page will provide further technical assistance during the meeting, should you need it, or you may call 1-888-724-2416.

WHO IS ENTITLED TO VOTE?

All shares, including any Series A Preference Shares, par value $0.10 per share (the “Series A Preference Shares”), which vote together with the common shares as a single class with respect to all matters, owned by you as of the record date, may be voted by you, subject to certain restrictions on “controlled shares” described under the heading, “Will I be entitled to vote all of my shares at the Annual General Meeting?” below.

You may cast one vote per common share that you held on the record date and one vote per common share underlying each Series A Preference Share that you held on the record date.
These shares include shares that are:

● held directly in your name as the shareholder of record; and

● held for you as the beneficial owner through a broker, bank or other nominee.

Holders of warrants are not entitled to vote at the Annual General Meeting unless those warrants have been exercised and converted into shares as of the record date.

On the record date, the Company had approximately 169,775,693 common shares outstanding, including 405,803 restricted shares, and 11,720,987 Series A Preference Shares outstanding, which are convertible into approximately 11,720,987 common shares.

INFORMATION ABOUT THE ANNUAL GENERAL MEETING AND VOTING

WILL I BE ENTITLED TO VOTE ALL OF MY SHARES AT THE ANNUAL GENERAL MEETING?

If your shares are treated as “controlled shares” (as determined pursuant to sections 957 and 958 of the Internal Revenue Code of 1986, as amended (the “Code”)) of any United States (“U.S.”) person (that owns shares directly or indirectly through non-U.S. entities) and such controlled shares constitute 9.5% or more of the votes conferred by our issued shares, the voting rights related to the controlled shares owned by such U.S. Person (as defined in our Bye-laws) will be limited, in the aggregate, to a voting power of less than 9.5%, under a formula specified in our Bye-laws. The formula is applied repeatedly until the voting power of all 9.5% shareholders (as defined in our Bye-laws) has been reduced to less than 9.5%. In addition, our Board may limit a shareholder’s voting rights when it deems it appropriate to do so to: (i) avoid the existence of any 9.5% shareholder; and (ii) avoid certain material adverse tax, legal or regulatory consequences to us, any of our subsidiaries or any direct or indirect shareholder or its affiliates. “Controlled shares” include, among other things, all shares that a U.S. person is deemed to own directly, indirectly or constructively (within the meaning of section 958 of the Code). The amount of any reduction of votes that occurs by operation of the above limitations will generally be reallocated proportionately among our other shareholders whose shares were not “controlled shares” of the 9.5% shareholder so long as such reallocation does not cause any person to become a 9.5% shareholder. The applicability of the voting power reduction provisions to any particular shareholder depends on facts and circumstances that may be known only to the shareholder or related persons. Accordingly, we request that any holder of shares with reason to believe that they are a 9.5% shareholder, contact us promptly so that we may determine whether the voting power of such holder’s shares should be reduced. By submitting a proxy, a holder of shares will be deemed to have confirmed that, to their knowledge, they are not, and are not acting on behalf of, a 9.5% shareholder. The Board is empowered to require any shareholder to provide information as to that shareholder’s beneficial ownership of shares, the names of persons having beneficial ownership of the shareholder’s shares, relationships with other shareholders or any other facts the Board may consider relevant to the determination of the number of shares attributable to any person. The Board may disregard the votes attached to shares of any holder who fails to respond to such a request or who, in their judgment, submits incomplete or inaccurate information. The Board retain certain discretion to make such final adjustments that they consider fair and reasonable in all the circumstances as to the aggregate number of votes attaching to the shares of any shareholder to ensure that no person shall be a 9.5% shareholder at any time.

If the investor affiliated group beneficially own common shares or any other authorized shares which would cause the investor affiliated group to be treated as the beneficial owner of votes in excess of 9.5% of the votes conferred by all of the issued and outstanding shares of the Company with respect to any matter at a general shareholder meeting, then such votes will be reduced by whatever amount is necessary so that after such reduction and giving effect to the reallocation of voting power to other holders of common shares, the votes conferred by the common shares or any other authorized shares that are beneficially owned by the investor affiliated group are equal to, and not less than, 9.5% of the total outstanding vote of such shares with respect to such matter.

INFORMATION ABOUT THE ANNUAL GENERAL MEETING AND VOTING

WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

Many of our shareholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some differences between shares held of record and those owned beneficially.

SHAREHOLDER OF RECORD. If your shares are registered directly in your name with the Company’s transfer agent, Computershare, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being made available to you by the Company. As the shareholder of record, you have the right to grant your voting proxy directly to certain officers of the Company or to vote virtually at the Annual General Meeting. You may vote on the Internet or by telephone, or by mail if you received a proxy card by mail, as described below under the heading “How can I vote my shares without attending the Annual General Meeting?”

BENEFICIAL OWNER. If your shares are held in an account at a broker, bank or other nominee, like many of our shareholders, you are considered the beneficial owner of shares held in street name, and these proxy materials were forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares, and you are also invited to attend the Annual General Meeting and vote virtually.

If you do not wish to vote during the Annual General Meeting or you will not be attending the Annual General Meeting, you may vote by proxy. This is done by completing, signing and returning your voting instruction card or voting over the Internet or by telephone, as described below under the heading “How can I vote my shares without attending the Annual General Meeting?”

HOW CAN I VOTE MY SHARES AND ASK QUESTIONS VIRTUALLY AT THE ANNUAL GENERAL MEETING?

SHAREHOLDER OF RECORD. Shares held directly in your name as the shareholder of record may be voted virtually at the Annual General Meeting. Shareholders may vote or ask questions during the virtual Annual General Meeting by visiting www.meetnow.global/MAHXJL7 and logging in using the 15-digit control number on the proxy card or on the instructions that accompanied your proxy materials. To vote your shares, click on the Vote tab or to ask questions click on the Q&A tab located on the meeting site. We encourage you to vote in advance of the Annual General Meeting to ensure your shares are represented and counted.

BENEFICIAL OWNER. Pursuant to the instructions described above under the heading “How do I attend the virtual Annual General Meeting?”, if you are a beneficial owner and want to attend the Annual General Meeting online by webcast (with the ability to ask a question and/or vote, if you choose to do so) you have two options: (a) you can register in advance by submitting your legal proxy to Computershare or (b) you can register at the virtual Annual General Meeting by going to www.meetnow.global/MAHXJL7 and logging in using the control number on your voting instruction form or on the instructions that accompanied your proxy materials. To vote your shares, click on the Vote tab or to ask questions click on the Q&A tab located on the meeting site.

INFORMATION ABOUT THE ANNUAL GENERAL MEETING AND VOTING

HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE ANNUAL GENERAL MEETING?

Whether you hold your shares directly as the shareholder of record or beneficially own your shares in street name, you may direct your vote without attending the virtual Annual General Meeting by voting in one of the following manners:

	INTERNET	TELEPHONE	MOBILE DEVICE	MAIL
REGISTERED HOLDERS (your shares are held directly with our transfer agent, Computershare)	envisionreports.com/ SPNT 24/7	Within the United States and Canada, 1-800-652-VOTE (8683) (toll-free, 24/7)	Scan the QR code	Complete and sign your proxy card or voting instruction form and mail it using the enclosed, prepaid envelope.
BENEFICIAL OWNERS (holders in street name)	www.proxyvote.com 24/7	Within the United States and Canada, 1-800-454-8683 (toll-free, 24/7)	Scan the QR code	Return a properly executed voting instruction form by mail, depending upon the method(s) your broker, bank or other nominee makes available

If you hold shares beneficially in street name, you may direct your vote in the manner prescribed by your broker, bank or other nominee or you may vote during the virtual Annual General Meeting. Please refer to the registration instructions provided above for beneficial owners.

If you vote over the Internet or by telephone, you do not need to return your proxy card or voting instruction form. Internet and telephone voting for shareholders will be available 24 hours a day, until the voting polls close at the virtual Annual General Meeting. If you do not attend the meeting but your vote is submitted by telephone or Internet after 10:00 a.m., Atlantic Daylight Time (9:00 a.m. EDT), on May 20, 2024, your vote will be cast as if you were personally present at the meeting.

WHAT IS THE QUORUM REQUIREMENT FOR THE ANNUAL GENERAL MEETING?

A quorum is necessary to hold a valid annual general meeting. At the Annual General Meeting, two or more persons present virtually throughout the meeting and representing virtually or by proxy in excess of 50% of the total issued voting shares in the Company throughout the meeting shall form a quorum for the transaction of business. Abstentions votes withheld and broker non-votes are counted as present for determining whether a quorum exists. A broker non-vote occurs when an intermediary holding shares for a beneficial owner does not vote on a particular proposal because the intermediary does not have discretionary voting power for that particular proposal and has not received instructions from the beneficial owner.

INFORMATION ABOUT THE ANNUAL GENERAL MEETING AND VOTING

WHAT HAPPENS IF I DO NOT GIVE SPECIFIC VOTING INSTRUCTIONS?

SHAREHOLDER OF RECORD. If you are a shareholder of record and you submit a signed proxy card or submit your proxy by telephone or the Internet but do not specify how you want to vote your shares on a particular proposal, then the proxy holders will vote your shares in accordance with the recommendation of the Board on all matters presented in this proxy statement. With respect to any other matters properly presented for a vote at the Annual General Meeting, the proxy holders will vote your shares in accordance with their best judgment.

BENEFICIAL OWNER. If you are a beneficial owner of shares held in street name and do not provide the broker, bank or other nominee that holds your shares with specific voting instructions, under the rules of the NYSE, the broker, bank or other nominee that holds your shares may generally vote on routine matters but cannot vote on non-routine matters such as the election of directors. If the broker, bank or other nominee that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the broker, bank or other nominee that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.” Therefore, we urge you to give voting instructions to your broker. Shares represented by such broker non-votes will be counted in determining whether there is a quorum. Because broker non-votes are not considered entitled to vote, they will have no effect on the outcome other than reducing the number of shares present in person or by proxy and entitled to vote from which a majority is calculated.

WHAT PROPOSALS ARE CONSIDERED “ROUTINE” OR “NON-ROUTINE”?

The approval of the appointment of PwC as the Company’s independent registered certified public accounting firm, to serve until the annual general meeting to be held in 2025 and the authorization of the Board, acting by the Audit Committee, to determine the independent auditor’s remuneration (Proposal 3) is a matter considered routine under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal 3. The election of directors and, the advisory vote on compensation of the Company’s NEOs (Proposals 1 and 2) are matters considered non-routine under applicable rules. A broker, bank or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposals 1 and 2, which will have no effect on such proposals.

INFORMATION ABOUT THE ANNUAL GENERAL MEETING AND VOTING

WHAT IS THE VOTING REQUIREMENT TO APPROVE EACH OF THE PROPOSALS?

Four Class II directors have been nominated for election at the Annual General Meeting to hold office until the 2027 annual general meeting or until their office shall otherwise be vacated pursuant to our Bye-laws (Proposal 1). Each director will be elected by a plurality of the votes cast in the election of directors at the Annual General Meeting, either in person or represented by properly authorized proxy. This means that the four nominees who receive the largest number of “FOR” votes cast will be elected as directors. Votes that are “withheld” will have no impact on the voting results of the election of directors, because directors are elected by plurality voting. Shareholders cannot cumulate votes in the election of directors. Broker non-votes will have no effect on Proposal 1.

In accordance with Bermuda law, only votes cast “FOR” a matter constitute affirmative votes. A properly executed proxy marked “abstain” with respect to Proposals 2 and 3, will not be voted, although it will be counted for purposes of determining whether there is a quorum. Because abstentions will not be votes cast “FOR” Proposals 2 and 3, they will have the same effect as negative votes or votes against that matter. Broker non-votes will have no effect on Proposal 2 as it is considered a non-routine matter. We do not expect any broker non-votes on Proposal 3 because it is considered a routine matter and brokers will be able to vote pursuant to their discretionary authority.

PROPOSALS		TYPE OF VOTE	VOTING REQUIREMENT	EFFECT OF ABSTENTIONS AND BROKER NON-VOTES
1	Election of four Class II director nominees for election to a 3-year term, expiring in 2027, or until their office shall otherwise be vacated pursuant to our Bye-Laws.	Non-routine	Plurality of the votes cast	Voting options will be “for” or “withhold” with regard to each director. Broker non-votes will have no effect.
2	Approval, by a non-binding advisory vote, of the executive compensation payable to the Company’s named executive officers. (Say-on-Pay)	Non-routine	Majority of the votes cast	Abstentions have the same effect as negative votes. Broker non-votes will have no effect.
3

Approval of:

(i)    the appointment of PwC as our independent auditor, to serve until the Annual General Meeting to be held in 2025; and

(ii)   the authorization of our Board of Directors, acting by the Audit Committee, to determine PwC’s remuneration.

		Routine	Majority of the votes cast	Abstentions have the same effect as negative votes. Because brokers will have discretionary authority to vote on this proposal, we do not expect there be any broker

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY OR VOTING INSTRUCTION FORM?

It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction forms you receive.

INFORMATION ABOUT THE ANNUAL GENERAL MEETING AND VOTING

WHO WILL COUNT THE VOTES?

A representative of Computershare will tabulate the votes and act as the inspector of election.

CAN I REVOKE MY PROXY OR CHANGE MY VOTE?

Yes. You may revoke your proxy or change your voting instructions at any time prior to the vote at the Annual General Meeting by:

•	providing written notice to the Secretary of the Company;

•	delivering a valid, later-dated proxy or a later-dated vote on the Internet or by telephone; or

•	attending the virtual Annual General Meeting and voting during the meeting.

Please note that your attendance at the virtual Annual General Meeting will not cause your previously granted proxy to be revoked unless you specifically so request. If your shares are held in street name you may change your vote by submitting new voting instructions to your broker or voting during the Annual General Meeting.

WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE ANNUAL GENERAL MEETING?

The Company will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic transmission by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. In addition, the Company may reimburse its transfer agent, brokerage firms and other persons representing beneficial owners of its common shares and Series A Preference Shares for their expenses in forwarding solicitation material to such beneficial owners. The Company has retained Georgeson LLC to assist in the solicitation of proxies for $11,000 plus reasonable expenses.

To contact Georgeson LLC, please see below:

ADDRESS	SHAREHOLDERS, BANKS AND BROKERS
Georgeson LLC 1290 Avenue of the Americas 9th Floor New York, New York 10104	Call toll-free Outside the United States	(888) 815-3885 (781)-222-3780

INFORMATION ABOUT THE ANNUAL GENERAL MEETING AND VOTING

HOW CAN I OBTAIN A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K?

The Company’s Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the SEC, is available to shareholders free of charge on the Company’s website at www.siriuspt.com or by writing to:

BY MAIL. SiriusPoint Ltd. Attention: Investor Relations Point Building 3 Waterloo Lane Pembroke HM 08, Bermuda	BY EMAIL. investor.relations@siriuspt.com

The Company’s 2023 Annual Report to Shareholders, which includes such Form 10-K, accompanies this proxy statement.

WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL GENERAL MEETING?

The Company will announce preliminary voting results at the Annual General Meeting and publish preliminary results, or final results if available, in a Current Report on Form 8-K within four business days of the Annual General Meeting.

ADDITIONAL INFORMATION

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual general meeting materials with respect to two or more shareholders sharing the same address by delivering a single set of annual general meeting materials or Notice of Internet Availability of Proxy Materials to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

This year, a number of brokers with account holders who are SiriusPoint shareholders will be “householding” the Company’s proxy materials. A single set of annual general meeting materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of annual general meeting materials, please notify your broker or SiriusPoint Ltd. Direct your written request to:

SiriusPoint Ltd. Attention: Secretary Point Building 3 Waterloo Lane Pembroke HM 08, Bermuda
1 (441) 542-3300

Shareholders who currently receive multiple copies of the annual general meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.

SUBMITTING PROXY PROPOSALS AND DIRECTOR NOMINATIONS FOR THE NEXT ANNUAL GENERAL MEETING

In order to submit shareholder proposals for the 2025 annual general meeting of shareholders for inclusion in the Company’s proxy statement pursuant to SEC Rule 14a-8, materials must be received by the Secretary at the Company’s principal office at that time, currently at Point Building, 3 Waterloo Lane, Pembroke HM 08, Bermuda, no later than December 10, 2024.

The proposals must comply with all of the requirements of SEC Rule 14a-8.

ADDITIONAL INFORMATION

Proposals should be addressed to:

SiriusPoint Ltd. Attention: Secretary Point Building 3 Waterloo Lane Pembroke HM 08, Bermuda

The Company’s Bye-laws establish an advance notice procedure for shareholders to make nominations of candidates for election as directors or to bring other business before an annual general meeting of shareholders. The Bye-laws provide that any shareholder wishing to nominate persons for election as directors at, or bring other business before, an annual general meeting must deliver to the Secretary a written notice of the shareholder’s intention to do so. To be timely, the shareholder’s notice for the nomination of persons for election to the Board must be delivered to, or mailed and received by, the Secretary not less than 70 days nor more than 120 days before the anniversary date of the preceding annual general meeting, except that if the annual general meeting is set for a date that is not within 30 days before or after such anniversary date, the Company must receive the notice not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual general meeting was mailed or such public disclosure of the date of the annual general meeting was made, whichever first occurs. To be timely, the shareholder’s notice bringing other business must be delivered to, or mailed and received by, the Secretary not less than 90 days nor more than 120 days before the anniversary date of the preceding annual general meeting, except that if the annual general meeting is set for a date that is not within 30 days before or after such anniversary date, the Company must receive the notice received not later than 10 days following the earlier of the date on which notice of the annual general meeting was posted to shareholders or the date on which initial public disclosure of the date of the annual general meeting was made. As a result, any notice given by or on behalf of a shareholder for the nomination of persons for election to the Board pursuant to these provisions of the Company’s Bye-laws (and not pursuant to SEC Rule 14a-8) must be received no earlier than January 20, 2025, and no later than March 11, 2025. Any notice given by or on behalf of a shareholder bringing other business pursuant to these provisions of the Company’s Bye-laws (and not pursuant to SEC Rule 14a-8) must be received no earlier than January 20, 2025, and no later than February 19, 2025. All director nominations and shareholder proposals must comply with the requirements of the Company’s Bye-laws, a copy of which can be obtained at no cost from the Secretary.

In addition to satisfying the foregoing requirements under the Company’s Bye-laws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 21, 2025.

Other than the proposals described in this proxy statement, the Company does not expect any matters to be presented for a vote at the Annual General Meeting. If you grant a proxy, the persons named as proxy holders on the proxy card will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual General Meeting. If for any unforeseen reason, any one or more of the Company’s nominees are not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

The Chair of the meeting may refuse to allow the transaction of any business not presented beforehand, or to acknowledge the nomination of any person(s) not made in compliance with the foregoing procedures.

ADDITIONAL INFORMATION

Website References

This proxy statement includes several website addresses and references to additional materials found on those websites. These websites and materials are provided for convenience only, and the content on the referenced websites is not incorporated by reference herein and does not constitute a part of this proxy statement or any of the Company’s other SEC filings.

OTHER MATTERS

Neither the Board nor management intend to bring before the Annual General Meeting any business other than the matters referred to in the Notice of Annual General Meeting of Shareholders and this proxy statement. If any other business should come properly before the Annual General Meeting, or any adjournment thereof, the proxy holders will vote on such matters at their discretion.

By Order of the Board of Directors,

/s/ LINDA S. LIN
Chief Legal Officer & Secretary

April 9, 2024
Pembroke, Bermuda

APPENDIX A NON-GAAP MEASURES

Non-GAAP Financial Measures and Other Financial Metrics

In presenting SiriusPoint’s results, management has included financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (“GAAP”). SiriusPoint’s management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of SiriusPoint’s financial performance, identifying trends in our results and providing meaningful period-to-period comparisons. Core underwriting income, Core net services income, Core income, and Core combined ratio are non-GAAP financial measures. Management believes it is useful to review Core results as it better reflects how management views the business and reflects the Company’s decision to exit the runoff business. Tangible book value per diluted common share is also a non-GAAP financial measure and the most comparable U.S. GAAP measure is book value per common share. Tangible book value per diluted common share excludes intangible assets. Starting in 2023, the Company will no longer exclude restricted shares from the calculation of Tangible Book Value per Diluted Common Share, as the unvested restricted shares outstanding are no longer considered material. The resulting change in Tangible Book Value per Diluted Common Share is ($0.05) per share at December 31, 2023 and thus the Company will no longer adjust the calculation. Further, management believes that effects of intangible assets are not indicative of underlying underwriting results or trends and make book value comparisons to less acquisitive peer companies less meaningful. The tangible book value per diluted common share is also useful because it provides a more accurate measure of the realizable value of shareholder returns, excluding intangible assets. Reconciliations of such measures to the most comparable GAAP figures are included below.

Core Results

Collectively, the sum of the Company's two segments, Reinsurance and Insurance & Services, constitute “Core” results. Core underwriting income, Core net services income, Core income and Core combined ratio are non-GAAP financial measures. We believe it is useful to review Core results as it better reflects how management views the business and reflects our decision to exit the runoff business. The sum of Core results and Corporate results are equal to the consolidated results of operations.

Core underwriting income - calculated by subtracting loss and loss adjustment expenses incurred, net, acquisition costs, net, and other underwriting expenses from net premiums earned.

Core net services income - consists of services revenues which include commissions, brokerage and fee income related to consolidated MGAs, and other revenues, and services expenses which include direct expenses related to consolidated MGAs, services noncontrolling income which represent minority ownership interests in consolidated MGAs. Net investment gains (losses) from Strategic investments which are net investment gains (losses) from our investment holdings, are no longer included in Core net services income, with comparative financial periods restated. Net services income is a key indicator of the profitability of the Company's services provided.

Core income - consists of two components, core underwriting income and core net services income. Core income is a key measure of our segment performance.

Core combined ratio - calculated by dividing the sum of Core loss and loss adjustment expenses incurred, net, acquisition costs, net and other underwriting expenses by Core net premiums earned. Accident year loss ratio and accident year combined ratio are calculated by excluding prior year loss reserve development to present the impact of current accident year net loss and loss adjustment expenses on the Core loss ratio and Core combined ratio, respectively. Attritional loss ratio excludes catastrophe losses from the accident year loss ratio as they are not predictable as to timing and amount. These ratios are useful indicators of our underwriting profitability.

The following is a summary of the Company’s operating segment results for the year ended December 31, 2023:

				2023
	Reinsurance	Insurance & Services	Core	Eliminations (2)	Corporate	Segment Measure Reclass	Total
Gross premiums written	$1,271.0	$2,039.7	$3,310.7	$—	$116.7	$—	$3,427.4
Net premiums written	1,061.0	1,282.7	2,343.7	—	94.2	—	2,437.9
Net premiums earned	1,031.4	1,249.2	2,280.6	—	145.6	—	2,426.2
Loss and loss adjustment expenses incurred, net	490.3	815.4	1,305.7	(5.4)	81.0	—	1,381.3
Acquisition costs, net	252.2	295.5	547.7	(137.2)	62.2	—	472.7
Other underwriting expenses	82.7	94.3	177.0	—	19.3	—	196.3
Underwriting income (loss)	206.2	44.0	250.2	142.6	(16.9)	—	375.9
Services revenues	(1.1)	238.6	237.5	(149.6)	—	(87.9)	—
Services expenses	—	187.8	187.8	—	—	(187.8)	—
Net services fee income (loss)	(1.1)	50.8	49.7	(149.6)	—	99.9	—
Services noncontrolling income	—	(8.5)	(8.5)	—	—	8.5	—
Net services income (loss)	(1.1)	42.3	41.2	(149.6)	—	108.4	—
Segment income (loss)	205.1	86.3	291.4	(7.0)	(16.9)	108.4	375.9
Net investment income					283.7	—	283.7
Net realized and unrealized investment losses					(10.0)	—	(10.0)
Net realized and unrealized investment losses from related party investment funds					(1.0)	—	(1.0)
Other revenues					(49.5)	87.9	38.4
Net corporate and other expenses					(70.4)	(187.8)	(258.2)
Intangible asset amortization					(11.1)	—	(11.1)
Interest expense					(64.1)	—	(64.1)
Foreign exchange losses					(34.9)	—	(34.9)
Income before income tax benefit	$205.1	$86.3	291.4	(7.0)	25.8	8.5	318.7
Income tax benefit			—	—	45.0	—	45.0
Net income			291.4	(7.0)	70.8	8.5	363.7
Net income attributable to noncontrolling interests			—	—	(0.4)	(8.5)	(8.9)
Net income available to SiriusPoint			$291.4	$(7.0)	$70.4	$—	$354.8

Underwriting Ratios: (1)
Loss ratio	47.5%	65.3%	57.3%				56.9%
Acquisition cost ratio	24.5%	23.7%	24.0%				19.5%
Other underwriting expenses ratio	8.0%	7.5%	7.8%				8.1%
Combined ratio	80.0%	96.5%	89.1%				84.5%

(1)	Underwriting ratios are calculated by dividing the related expense by net premiums earned.

(2)	Insurance and Services MGAs recognize fees for service using revenue from contracts with customers accounting standards, whereas insurance companies recognize acquisition expenses using insurance contract accounting standards. While ultimate revenues and expenses recognized will match, there will be recognition timing differences based on the different accounting standards.

Tangible Book Value Per Diluted Common Share

Tangible book value per diluted common share, as presented, is a non-GAAP financial measure and the most comparable U.S. GAAP measure is book value per common share. Tangible book value per diluted common share excludes intangible assets. Starting in 2023, the Company will no longer exclude restricted shares from calculation of Tangible Book Value per Diluted Common Share, as the unvested restricted shares outstanding are no longer considered material. The resulting change in Tangible Book Value per Diluted Common Share is ($0.05) per share at December 31, 2023 and thus the Company will no longer adjust the calculation. Further, management believes that effects of intangible assets are not indicative of underlying underwriting results or trends and make book value comparisons to less acquisitive peer companies less meaningful. The tangible book value per diluted common share is also useful because it provides a more accurate measure of the realizable value of shareholder returns, excluding intangible assets.

The following table sets forth the computation of book value per common share, book value per diluted common share and tangible book value per diluted common share as of December 31, 2023 and 2022:

	December 31, 2023	December 31, 2022
	($ in millions, except share and per share amounts)
Common shareholders’ equity attributable to SiriusPoint common shareholders	$2,313.9	$1,874.7
Intangible assets	(152.7)	(163.8)
Tangible common shareholders' equity attributable to SiriusPoint common shareholders	$2,161.2	$1,710.9

Common shares outstanding	168,120,022	162,177,653
Effect of dilutive stock options, restricted share units, warrants and Series A preference shares	5,193,920	3,492,795
Book value per diluted common share denominator	173,313,942	165,670,448
Unvested restricted shares	—	(1,708,608)
Tangible book value per diluted common share denominator	173,313,942	163,961,840

Book value per common share	$13.76	$11.56
Book value per diluted common share	$13.35	$11.32
Tangible book value per diluted common share	$12.47	$10.43

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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

2024 Annual General Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals – The Board of Directors recommends a vote FOR all nominees and FOR Proposals 2 and 3.

1. Election of Directors (Class II):

	For	Withhold
01 - Bronek Masojada	☐	☐
02 - Daniel S. Loeb	☐	☐
03 - Mehdi A. Mahmud	☐	☐
04 - Jason Robart	☐	☐

B Authorized Signatures – This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
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4 2 D V

03YPFB

The 2024 Annual General Meeting of SiriusPoint Ltd. will be held on Monday, May 20, 2024, at 10:00 a.m., Atlantic Daylight Time, virtually via the internet at www.meetnow.global/MAHXJL7.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Important notice regarding the Internet availability of proxy materials for the Annual General Meeting of Shareholders. The material is available at: www.envisionreports.com/SPNT.

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Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/SPNT.

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — SiriusPoint Ltd.

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Notice of 2024 Annual General Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual General Meeting - Monday, May 20, 2024

Linda Lin and Naveen Gurudevan, or any of them, each with the power of substitution (the "Proxies"), are hereby authorized to represent and vote the shares of the undersigned, as designated on the reverse side, with all the powers which the undersigned would possess if personally present at the Annual General Meeting of Shareholders of SiriusPoint Ltd. to be held virtually via the internet at www.meetnow.global/MAHXJL7 on Monday, May 20, 2024, at 10:00 a.m. Atlantic Daylight Time, and at any adjournments or postponements thereof.

Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the Proxies will vote FOR the nominees listed and FOR Proposals 2 and 3.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)

C Non-Voting Items

Change of Address – Please print new address below.

Comments – Please print your comments below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual General Meeting. ☐

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